The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
International Equity Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TABLE OF CONTENTS
                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management team through the end of each Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

   John Hancock Active Bond Fund                                         4

   John Hancock Dividend Performers Fund                                 7

   John Hancock Medium Capitalization Growth Fund                       10

   John Hancock Small Capitalization Growth Fund                        13

   John Hancock Small Capitalization Value Fund                         16

   John Hancock International Equity Fund                               19

3) Financial Statements                                                 22

4) Notes to Financial Statements                                        62


TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President
and Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS
International Equity Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Active Bond Fund
Dividend Performers Fund
Medium Capitalization Growth Fund
Small Capitalization Growth Fund
Small Capitalization Value Fund
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

SUB-INVESTMENT ADVISER
International Equity Fund
Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND BENJAMIN A. MATTHEWS, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Active Bond Fund. Caption below reads "Fund management team leader Jim Ho."]

John Hancock
Active Bond Fund

Bond prices experience summertime uptick

The past six months proved to be a more benign investment environment for bonds, particularly from mid-May through period's end. To varying degrees, most fixed-income sectors experienced improvement. With concrete signs that the economy is cooling without signs of inflation or the likelihood of a recession, investors have become optimistic about a "soft landing." The stock market's volatility and ensuing dissipation of the wealth effect lent further support to bonds. Almost across the board, the difference in yield between bonds of different credit quality narrowed.

"We also
 emphasized
 bonds
 that are
 somewhat
 insulated
 from a
 slowing
 economy..."

Fund produces solid  performance

John Hancock Active Bond Fund produced a total return of 5.51% at net asset value for the six months ended August 31, 2000, outperforming the 4.44% return of the average corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index, produced results of 5.48% in the same period. Historical performance information can be found on page six.

Fed's actions positive and negative

The Federal Reserve Board's yearlong commitment to tighter monetary policy has produced what appears to be the desired slowdown in economic growth. Though the process at times has been somewhat painful for fixed-income securities, the Fed's success in keeping inflation at bay thus far created a more favorable interest-rate outlook by period's end. It has also been positive for the Treasury yield curve, which has begun to revert to a more normal posture, as intermediate-term securities' interest rates declined further than those of the long bond. With the question of recession out of the way, if at least for the time being, the market has become more conducive to new issuance in the corporate arena, both investment-grade and high-yield. Broadly speaking, credit quality concerns have diminished as well.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 3% with 0% at the bottom and 6% at the top. The first bar represents the 5.51% total return for John Hancock Active Bond Fund. The second bar represents the 4.44% total return for Average corporate debt A-rated fund. The third bar represents the 5.48% total return for Lehman Brothers Government/Corporate Bond Index. A note below the chart reads "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

But with every silver lining there is a bit of a cloud. In the current slower-growth environment, this means that, on an individual basis, lower-grade corporate bonds may be on somewhat shakier ground. Corporate issuers that need the higher economic growth rates to sustain their own internal growth may come under increasing pressure, such as many mid-tier retailers or finance companies that lend to borrowers whose creditworthiness is questionable. We have already witnessed several instances of this. Dillard's Inc., Conseco, Inc. and FINOVA Corp. -- three former Fund holdings -- experienced considerable price declines. Through constant credit monitoring, we were able to discern early on that these holdings would become problem credits and sold them prior to the worst of their declines.

Corporate sector strategies

For much of the period, we upgraded the portfolio by trimming back positions in the high-yield arena and emphasizing the shorter-term debt of companies in which we already owned 30-year issues, reducing these in the process. Late in the period, however, we began to move back into longer-term issues. The portfolio benefited from this as long-term rates and yield spreads declined and prices rose. We also emphasized bonds that are somewhat insulated from a slowing economy, such as utilities. Industry consolidation and favorable legislation, as in the case of Cleveland Electric Illuminating Co. and Beaver Valley Funding Corp. (Ohio Edison), are further bolstering the sector's attractiveness. Mergers and credit upgrades have helped drive the performance of many of the Fund's telecommunication, wireless and media holdings, including Verio, Clearnet Communications, Metromedia Fiber Network, Nextel Communications, Global Crossing and Continental Cablevision. However, an anticipated fourth-quarter global glut of supply in the telecom arena recently created a choppy outlook for high-grade telecom names.

"Market
 uncertainty
 is likely in
 the near
 term..."

Diligence required

Market uncertainty is likely in the near term, therefore diligence is a must in monitoring individual bond performance. While we believe the Fed will be on hold through the presidential election, we cannot rule out the possibility of further rate hikes after that, should the economy prove more robust than indicators suggest. Heavy corporate new issuance supply will pose certain challenges as well. However, we believe corporate bond spreads remain attractive and we will look to add to the Fund's exposure should appropriate opportunities arise. We expect to keep the portfolio's average duration and yield curve positioning relatively neutral.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (3/30/95)
                                             -----        -----    ---------
Cumulative Total Returns                     4.68%       40.14%       41.97%
Average Annual Total Returns(1)              4.68%        6.98%        6.90%

YIELD

As of August 31, 2000
                                        SEC 30-DAY
                                             YIELD
                                        ----------
John Hancock Active Bond Fund(1)             6.84%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 2.63%, 3.78% and 3.42%, respectively,and the yield would have been 5.42%.



WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Active Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $366,808 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Active Bond Fund on March 30, 1995 and is equal to $364,284 as of August 31, 2000.]



BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER AND
PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Dividend Performers Fund. Caption below reads "Fund management team leader John Snyder."]

John Hancock
Dividend Performers Fund

Stock market broadens beyond technology in last six months

In the last six months, the stock market made a major shift amid increasing volatility. Technology stocks, which had dominated the market's performance last year and early this year, suffered through a sharp correction between March and May. With tech-stock valuations unreasonably high, investors finally realized that these companies were not invulnerable to the potential impact of rising rates on corporate profits. As volatility grew, the market broadened and investors began gravitating to more stable companies with more reasonable valuations. Blue chip and old economy companies -- whose businesses had been strong, but whose stocks had languished -- came back into favor. For the six-month period ending August 31, 2000, the Standard & Poor's 500 Index advanced by 11.72% in the period, while the tech-heavy NASDAQ Composite Index lost ground, even with a summer rebound, returning -10.44%.

"...old
 economy,
 more value-
 oriented
 stocks
 rebounded..."

Fund performance

For the six months ended August 31, 2000, John Hancock Dividend Performers Fund posted a total return of 15.77% at net asset value, compared with the 13.35% return of the average large-cap value fund, according to Lipper, Inc. Historical performance information can be found on page nine.

Even though technology ran into stiff headwinds during the period, our ability to invest in this mostly non-dividend-paying sector still gave us an edge over our more value-oriented peers. That said, our focus does remain primarily on "dividend performer" companies that have a 10-year history of rising dividends.

Technology: challenging, but still rewarding

With the backdrop for technology growing more challenging, the sector provided us with some of our best, and worst, performance. We were well served by our focus on companies whose earnings and fundamentals remained strong and who are dominant players in their categories -- the same characteristics we look for in our dividend performer companies. During this period, the winners included EMC and Sun Microsystems, two of our biggest holdings. By contrast, companies with lofty valuations that produced earnings shortfalls were hit hard, including Computer Associates and Lucent Technologies, both of which we sold. Owning Microsoft as it lost its antitrust case didn't help, although the effect was tempered by our under-market weighting.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 15.77% total return for John Hancock Dividend Performers Fund. The second bar represents the 13.35% total return for Average large-cap value fund. The third bar represents the 11.72% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Dividend Performers Fund is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...we
 believe the
 market will
 continue to
 broaden
 out."

Consumer staples, health care

As the old economy, more value-oriented stocks rebounded, so did many of the stocks in our investment universe, including steady consumer staple stocks like PepsiCo. Two food companies that we have owned for a while, Bestfoods and Nabisco, saw their stock prices rise between 75% and 80% during the period on merger rumors and then actual takeover announcements. We have since sold them as they got close to their takeover prices. Health-care stocks such as Baxter International and Johnson & Johnson also benefited from the rotation away from technology into perceived "safe haven" sectors.

Financials rebound

Financial stocks, which had been battered in the rising interest-rate environment, began to rebound later in the period as the perception grew that the Fed was close to ending its tightening cycle. With that prospect growing more real, and with valuations still very attractive, we increased our stake in financials by adding such stalwarts as Wells Fargo, FleetBoston Financial and Merrill Lynch.

A look ahead

We're optimistic about the market's prospects for the rest of the year. We've started to see economic growth taper off from its extremely high levels, and inflation remains relatively benign. Given that, we're anticipating more modest rate increases, if any, over the next several months. While investors will continue to buy technology stocks, they have also begun to focus more on fundamentals, so we believe the market will continue to broaden out. As it does, stock selection will become even more critical. It will be important to own those companies with solid earnings and reasonable valuations -- trademarks of our dividend performers. In our opinion, these are the companies with the strongest upside potential.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (3/30/95)
                                             -----        -----    ---------
Cumulative Total Returns                     6.36%      142.74%      151.79%
Average Annual Total Returns(1)              6.36%       19.41%       19.22%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 6.02%, 18.52% and 18.23%, respectively.



WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Dividend Performers Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $832,438 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Dividend Performers Fund on March 30, 1995 and is equal to $656,904 as of August 31, 2000.]



BY BARBARA FRIEDMAN, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom middle of page of John Hancock Medium
Capitalization Growth Fund. Caption below reads "Fund management team leader Barbara Friedman."]

John Hancock
Medium Capitalization
Growth Fund

Tech-stock setback holds back mid-cap growth stocks

Mid-cap growth stocks suffered a setback over the last six months after a dazzling performance last year. As the six-month period opened in March, mid-sized technology and telecommunications company stocks -- whose valuations had surged to unrealistic levels by year end -- began a sharp decline. Concerns that further interest-rate hikes would hurt earnings growth or send the economy into recession caused investors to focus on fundamentals and move to less expensive and more defensive market sectors. The overall result was a fairly flat performance for the Russell Midcap Growth Index, which returned -0.09% for the six months ended August 31, 2000.

"...Fund felt
 the effects
 of the
 tech-sector
 downturn."

Performance review

With our emphasis on technology, including telecommunications, John Hancock Medium Capitalization Growth Fund felt the effects of the tech-sector downturn. For the six months ended August 31, 2000, the Fund returned -3.22% at net asset value. That compared with the -4.59% return of the average mid-cap growth fund, according to Lipper, Inc. Historical performance information can be found on page 12.

Tech stocks hurt; some rebound

As the tech sector began its descent, we had already started to pare our tech holdings on the belief that the sector was too richly valued. In particular, we cut our Internet stake from 12% to 2% of the Fund's assets, and eliminated a number of recent initial public offerings. By the end of the period, our broad technology stake was back to a market weighting, but we held on to companies where we believed the fundamentals were strong and the growth prospects good. By May, our research led us to conclude that some telecom names, including McLeodUSA and NEXTLINK Communications, as well as some of our semiconductor holdings, had overcorrected. So we added to some of our positions and benefited when the sector rebounded in June and July. Winners included semiconductor company Altera; Amphenol, which makes components for the cable and wireless industry; and Atmel, a leader in flash technology used primarily in wireless handsets.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 3% with -6% at the bottom and 0% at the top. The first bar represents the -3.22% total return for John Hancock Medium Capitalization Growth Fund. The second bar represents the -4.59% total return for Average mid-cap growth fund. The third bar represents the -0.09% total return for Russell Midcap Growth Index. A note below the chart reads "The total return for John Hancock Medium Capitalization Growth Fund is at net asset value with all distributions reinvested. The average mid-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Energy, financials overweight

We redeployed the assets from our technology sales to increase our overweightings in the energy and financial sectors and to bring our health-care stake up to a market weight, if not slightly higher. These sector weightings gave us a slight performance edge over our peers. Expecting exploration and production spending to pick up, we began adding to our investment in rig equipment and service companies like Cooper Cameron, BJ Services and Baker Hughes, as well as drillers like Transocean Sedco Forex and R&B Falcon, which was boosted by news of a takeover. We also added El Paso Energy, a gas pipeline company, and Calpine and Dynegy, both utility companies well positioned to benefit from tighter supplies and increased demand for electricity.

Within the financial sector, we added mainly insurance stocks like AFLAC and AXA Corp. and service companies like credit card issuer Capital One Financial Corp., and municipal securities insurer Ambac Financial Group. Their stocks had fallen to very attractive levels with the string of Fed interest-rate hikes, but their fundamentals remained solid and the end of rate hikes appears in sight.

"...we
 continue to
 believe
 technology
 will remain
 the fastest-
 growing part
 of the
 economy."

Biotech bounce

Our health-care additions were mainly within the biotechnology sector, which served us well. We focused on companies like QLT PhotoTherapeutics that have products in test; companies like Millennium Pharmaceuticals that provide genetic information to pharmaceutical companies; and firms like Affymetrix, PE Corp. and Waters Corp. that design and produce equipment used by biotech companies. Waters Corp. was our top holding and biggest contributor to performance during the period.

Positive outlook

We continue to see evidence that U.S. economic growth is slowing, and that by and large inflation remains under control. But as long as there is a concern that interest rates will rise further, the stock market will remain volatile. As we have done in recent months, we will continue to use the market weakness to add to our core investments. In particular, we continue to believe technology will remain the fastest-growing part of the economy. Technology spending will remain strong, even if scaled back some, and that should result in healthy earnings growth.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (4/11/95)
                                             -----        -----    ---------
Cumulative Total Returns                    50.46%(2)   198.81%      201.27%
Average Annual Total Returns(1)             50.46%(2)    24.47%       23.53%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, The average annual total return for the one-year, five-year and since inception periods would have been 50.19%, 23.85% and 22.79%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Medium Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Medium Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell Midcap Growth Index and is equal to $938,017 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Medium Capitalization Growth Fund on April 11, 1995 and is equal to $798,533 as of August 31, 2000.]



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
AND ANURAG PANDIT, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo at bottom middle of page of John Hancock Small
Capitalization Growth Fund. Caption below reads "Fund management team leader Bernice Behar."]

John Hancock
Small Capitalization
Growth Fund

Fears of earnings slowdowns hit small-cap growth stocks

Small-cap growth stocks re-entered the atmosphere over the last six months as investors turned their attentions toward more value-oriented stocks. With valuations stretched, the tech-heavy NASDAQ Composite Index grew increasingly volatile starting in March as signs of slower economic growth increased the risk of future earnings disappointments. The Index plunged by almost 40% from its peak in March to its trough in May. It then rebounded and ended the six-month period with a -10.44% return. Small-cap tech companies whose stocks had risen the most last year, including many Internet-related companies, came down the hardest. As a result, the Fund's benchmark index, the Russell 2000 Growth Index, also lost ground, returning -16.24% for the six months ended August 31, 2000.

Fund performance

After posting returns of more than 130% for the fiscal year ended February 29, 2000, John Hancock Small Capitalization Growth Fund felt the effects of the market's recent shift. For the six months ended August 31, 2000, the Fund returned -10.65% at net asset value, compared with the -10.00% return of the average small-cap growth fund, according to Lipper, Inc. Historical performance information can be found on page 15.

"Customer-
 related
 Internet
 software
 application
 companies
 ...were
 especially
 hard-hit..."

Biotech, semiconductors hold up best

We had some standout performances among our biotech, semiconductor and energy names, although these results were not enough to offset other losses. The biotech sector took us through several peaks and valleys over the last six months, but on balance served us well, particularly our holdings in COR Therapeutics and CV Therapeutics. Semiconductor companies focused on the telecommunications industry, like Exar, Semtech and PLX Technology, continued to benefit from the ongoing build-out of the broadband network. Finally, as the price of oil climbed and exploration ramped up, companies like Maverick Tube and Lone Star Technologies did well.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -10.65% total return for John Hancock Small Capitalization Growth Fund. The second bar represents the -10.00% total return for Average small-cap growth fund. The third bar represents the -16.24% total return for Russell 2000 Growth Index. A note below the chart reads "The total return for John Hancock Small Capitalization Growth Fund is at net asset value with all distributions reinvested. The average small-cap growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...the Fund
 will keep
 its narrower
 focus,
 owning
 fewer
 stocks
 and larger
 individual
 positions."

Internet, radio weakest links

Customer-related Internet software application companies like BeFree and Mediaplex, which rose to lofty levels last year, were especially hard-hit in the correction and have not yet rebounded, due to skepticism about the current Internet advertising models. Radio stocks like Radio One also fell out of favor this period as radio advertising by Internet start-ups began to slow in the more challenging environment.

Fund restructuring

On June 1, the Fund began a restructuring of the portfolio to adopt a more concentrated, focused approach. We reduced the number of Fund holdings from 180 to around 60, redeploying the assets from stocks we sold into the remaining high-quality companies, which we believe have the best potential for success in the current environment.

Our criteria for choosing individual stocks remain the same -- rapidly growing small-cap companies with a dominant or growing market share and a visionary management team. But under the new format we are now also freer to make active sector choices. For example, in this restructuring, we bolstered the percent of the Fund's net assets held in the health-care, energy and semiconductor areas. We also eliminated most of our positions in the lagging Internet software sector. Our health-care stake is focused on biotechnology, where a string of good news -- from the completion of the Human Genome Project, to a flood of new products, increased spending and a favorable capital markets environment -- bodes well for the group.

Currently, we have a dual focus on companies with products in late stages of development and equipment companies such as Varian and Invitrogen that service the biotech and pharmaceutical industries.

A look ahead

Going forward, the Fund will keep its narrower focus, owning fewer stocks and larger individual positions. This approach provides us with the opportunity to act in a more aggressive manner than we have in the past on our convictions about both individual companies and sectors. While this could create the potential for more volatility in the short term, our goal is to continue to generate very competitive results over the longer term.

-----------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                         SINCE
                                               ONE     INCEPTION
                                              YEAR     (5/2/96)
                                             -----     ---------
Cumulative Total Returns                    62.35%(2)   188.80%
Average Annual Total Returns(1)             62.35%(2)    29.03%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 60.33% and 23.74%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Small Capitalization Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Growth Fund on May 2, 1996 and is equal to $764,028 as of August 31, 2000. The second line represents the Russell 2000 Growth Index and is equal to $408,802 as of August 31,
2000. The third line represents the Russell 2000 Index and is equal to $408,209 as of August 31, 2000.]



BY TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 2" x 3" photo at bottom middle of page of John Hancock Small
Capitalization Value Fund. Caption below reads "Fund management team leader Tim Quinlisk."]

John Hancock Small
Capitalization Value Fund

Value stocks take the lead in small-cap sector

Small-capitalization stocks shifted direction last March as investors migrated back to valuation and fundamentals. This marked an abrupt change from last year, when many investors willingly paid high prices for technology and telecommunications stocks while ignoring value names. These growth sectors fell from investors' favor last March, as higher interest rates eroded future earnings outlooks, capital markets shut down and the U.S. economy showed signs of slowing. Investors moved to safer-haven value stocks, especially in the finance, health-care and energy sectors. Small-cap value stocks posted strong positive gains for the six months ending August 31, 2000, but not enough to offset the steep decline in small-cap growth names. The Russell 2000 Index closed the period with a -6.38% return.

"The Fund's
 stake in
 telecommu-
 nications
 stocks
 hindered
 short-term
 perfor-
 mance..."

Fund strategy and performance

John Hancock Small Capitalization Value Fund benefited from its value-based strategy, investing in great businesses whose stocks are selling at a discount compared to the company's true value. Our continued search for catalysts with the potential to unlock a company's intrinsic value also worked well. The Fund returned 3.87% at net asset value for the six months ended August 31, 2000. By comparison, the average small-cap core fund returned 1.50% during the same period, according to Lipper, Inc. Historical performance information can be found on page 18.

Leading performers

Strong stock selection across a variety of sectors helped performance. In the education arena, we invested in companies like Corinthian Colleges and Career Education that own and operate for-profit colleges. Both enjoy strong revenues, earnings and cash flows, thanks to growing enrollment trends. In the electronics sector, the Fund benefited from owning Vicor and Amphenol, both of which prospered from strong and growing demand for their products. We also owned stocks that were bought out at a premium, including Financial Security Assurance Holdings, a global municipal bond insurer, and Metamor Worldwide, an information technology consulting firm. Heidrick & Struggles International, a leading executive search firm, was another top performer, which we sold when it reached our price target. Finally, our media investments, including Pegasus Communications, a direct broadcast satellite company focused on rural markets, also contributed positively to performance.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 5% at the top. The first bar represents the 3.87% total return for John Hancock Small Capitalization Value Fund. The second bar represents the 1.50% total return for Average small-cap core fund. The third bar represents the -6.38% total return for Russell 2000 Index. A note below the chart reads "The total return for John Hancock Small Capitalization Value Fund is at net asset value with all distributions reinvested. The average small-cap core fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Disappointing stock selections

Not all our investments worked as hoped. We pared back on Danka Business Systems, a company that distributes and services office equipment, as the company's promised turnaround failed to materialize and industry competition stiffened. We also sold our stake in Independent Energy, a wholesale power supplier in the United Kingdom whose stock price sank as the company confronted internal billing issues. We held on, however, to Sensormatic Electronics, a leading supplier of electronic tags that prevent shoplifting. Although the stock faltered during the period, we believe its prospects remain strong as the retail industry continues to expand its use of source tagging.

Opportunities in telecom

The Fund's stake in telecommunications stocks hindered short-term performance, as many telecom companies suffered from earnings disappointments and as capital markets denied them access. This hurt all telecom stocks, regardless of their prospects. We held on to companies like CTC Communications Group, Intermedia Communications, Alaska Communications Systems Holdings and CFW Communications, taking advantage of low stock prices when appropriate to boost our positions. We believe these are great companies with good franchises, very little financial risk and strong long-term potential.

"Our
 immediate
 plan is
 to weed
 through the
 wreckage in
 technology..."

Cautious optimism ahead

Our outlook is one of caution as we expect a slowing economic environment to create more potential for negative earnings surprises and continued market volatility. At the same time, we're optimistic because volatility gives us the opportunity to buy shares of great companies that have been unfairly tossed out with weak ones. Our immediate plan is to weed through the wreckage in technology and telecommunications in search of companies like Aspen Technology, a software developer with an improving outlook and strong earnings growth potential. We believe our stock selection process will help us find good values in other sectors as well. Our newest additions include stakes in Hain Celestial, a leader in natural foods, and Covance, a diversified contract research organization servicing the pharmaceutical industry.

-----------------------------------------------------------------
See the prospectus for a discussion of the risks of investing in small-cap stocks.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (4/19/95)
                                             -----        -----    ---------
Cumulative Total Returns                    68.72%(2)   251.98%      257.69%
Average Annual Total Returns(1)             68.72%(2)    28.62%       27.79%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 68.26%, 27.52% and 26.53%, respectively.

(2) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.



WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Small Capitalization Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged, small-cap index comprised of 2,000 U.S stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock Small Capitalization Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $250,000 investment made in the John Hancock Small Capitalization Value Fund on April 19, 1995 and is equal to $924,323 as of August 31, 2000. The second line represents the Russell 2000 Index and is equal to $554,950 as of August 31, 2000.]



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Equity Fund

Overseas markets stumble in last six months after a strong 1999

International markets posted disappointing results in the last six months, due in part to the reversal in fortune of the "TMT" sectors -- technology, media and telecommunications. After dominating the global markets' performance last year, TMT stocks around the world plunged dramatically between March and May before rebounding in June. As TMT stocks fell out of favor, the more cyclical, old-economy stocks made a comeback.

In addition to this broad trend in foreign markets, specific regions and countries had their own issues. Japan's market was hurt by a reshuffling of the Nikkei Index that resulted in a heavier weighting in technology stocks and by a hike in interest rates in August that ended Japan's zero-rate policy. Emerging markets in Asia and Latin America fell as concerns grew about the U.S. economic and monetary outlook. This was compounded by declines in many of emerging Asia's currencies to 1998 levels. Currency was the issue in Europe, too, where economic recovery continued, with the exception of the U.K., but the persistent fall of the euro took away any gains for U.S. investors. One standout market was Canada, which topped the world's performance, advancing 29% in the last six months. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, lost ground, returning -3.95% for the six months ending August 31, 2000.

"Our relative
 underper-
 formance
 came
 mainly from
 our timing
 in the
 volatile TMT
 sectors."

Fund performance

For the six months ended August 31, 2000, John Hancock International Equity Fund returned -14.33% at net asset value. That compared with the -6.41% return of the average international fund, according to Lipper, Inc. See page 21 for historical performance information.

Our relative underperformance came mainly from our timing in the volatile TMT sectors. Although overweight versus the MSCI index, we had a lighter weighting than our peers when the tech group skyrocketed in early 2000. We also maintained a higher tech weighting as these stocks came back to earth, and then missed out on some of the June rally because we had trimmed our stake by then. We still remain overweighted in the broad technology category, but by lightening up slightly we were able to establish heavier weightings -- albeit belatedly -- in energy and cyclical groups, including financial, industrial and consumer discretionary names.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with -15% at the bottom and 0% at the top. The first bar represents the -14.33% total return for John Hancock International Equity Fund. The second bar represents the -6.41% total return for Average international fund. The third bar represents the -3.95% total return for MSCI All Country World Free Ex-U.S. Index. A note below the chart reads "The total return for John Hancock International Equity Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"We are
 bullish
 on the
 markets of
 continental
 Europe..."

Our Canadian holdings, including Nortel Networks, Bombardier and Suncor Energy, provided us with some of our best results and became some of our top holdings. What hurt us most were our telecom and technology stock selections, including NTT Mobile Communication Network, Sony and Hikari Tsushin in Japan, all of which we sold; Finland's Nokia and Sweden's Ericsson. In the U.K., Vodafone was hit hard after its purchase of Germany's Mannesman, although it has rebounded, and British Telecommunications struggled with weak management and disappointing earnings results.

Japan, Europe still focus

During the period, we cut our stake in Japan to a neutral 17% weighting by the end of August. After Japan's central bank raised interest rates, we became more concerned about the potential in the short term for an increase in bankruptcies. In the medium-to-longer term, however, we still believe Japan's economic picture is improving. We also see real opportunity in the corporate restructurings that are continuing to take place there.

Having reduced our stake in Japan temporarily, we redeployed those assets to Europe, bringing us up to a slightly overweight position of 60% of assets from a neutral one. We continue to prefer countries in continental Europe to the U.K., where the outlook for earnings is less certain.

Going forward

We are bullish on the markets of continental Europe, which are being buoyed by strong earnings growth momentum and stand to benefit from the U.S. economy's soft landing. Our overweight in cyclical companies there should serve us well, as consumer confidence in Europe is high and spending is on the rise. We are keeping a wait-and-see position on Japan, and remain ready to increase our stake once short-term fears subside. Although we added some emerging-market names in Eastern Europe, South Africa and Latin America, we are keeping a neutral stance on these riskier markets in the face of a gradual slowing of global economies.

-----------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (3/30/95)
                                             -----        -----    ---------
Cumulative Total Returns                    19.09%       49.83%       52.30%
Average Annual Total Returns(1)             19.09%        8.42%        8.34%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 17.30%, 5.97% and 5.66%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index -- an unmanaged index that measures the performance of both developed and emerging foreign stock markets. The index represents freely traded stocks. It is not possible to invest in an index. Past performance is no guarantee of future results.

[Line chart with the heading John Hancock International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $420,104 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock International Equity Fund on March 30, 1995 and is equal to $369,741 as of August 31, 2000.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
August 31, 2000 (Unaudited)

----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Bonds (cost -- $5,394,665, none and
none, respectively)                                 $5,378,219                    --                    --
Common stocks (cost -- none, $8,509,525
and $18,670,359, respectively)                              --           $11,538,880           $27,531,505
Warrants (cost -- $103, none and none,
respectively)                                            1,200                    --                    --
Short-term investments (cost --
$297,000, $88,000 and $1,834,000,
respectively)                                          297,000                88,000             1,834,000
Corporate savings account                                  838                   622                   308
                                             -----------------     -----------------     -----------------
                                                     5,677,257            11,627,502            29,365,813
Receivable for investments sold                         50,829                74,291               341,799
Receivable for shares sold                                  12                    --                    --
Interest receivable                                     70,173                    18                   339
Dividends receivable                                        --                19,831                 3,868
Receivable from John Hancock Advisers,
Inc. and affiliates -- Note B                              502                    --                    --
Other assets                                               414                 1,443                 3,847
                                             -----------------     -----------------     -----------------
Total Assets                                         5,799,187            11,723,085            29,715,666
                                             -----------------     -----------------     -----------------
Liabilities:
Payable for investments purchased                       24,213                 1,179               922,101
Payable for shares repurchased                              --                    --                 4,257
Dividend payable                                         1,081                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                    --                 3,068                13,462
Accounts payable and accrued expenses                   29,136                25,723                30,342
                                             -----------------     -----------------     -----------------
Total Liabilities                                       54,430                29,970               970,162
                                             -----------------     -----------------     -----------------
Net Assets:
Capital paid-in                                      5,969,985             6,526,661            14,902,899
Accumulated net realized gain (loss) on
investments, financial futures
contracts and foreign currency
transactions                                          (208,604)            2,124,827             5,046,016
Net unrealized appreciation
(depreciation) of investments                          (15,349)            3,029,355             8,861,146
Undistributed net investment income
(distributions in excess of net
investment income)                                      (1,275)               12,272               (64,557)
                                             -----------------     -----------------     -----------------
Net Assets                                          $5,744,757           $11,693,115           $28,745,504
                                             =================     =================     =================
Net Asset Value Per Share:
(Based on 692,449, 750,754 and
1,407,970 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $8.30                $15.58                $20.42
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2000. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statements of Assets and Liabilities (continued)
August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks, rights, units and
warrants (cost -- $6,797,769,
$23,574,614 and $9,144,785,
respectively)                                       $9,775,970           $28,110,576           $10,272,378
Preferred stocks (cost -- none,
$277,500 and $29,086, respectively)                         --               188,700                35,013
Bonds (cost -- none, $462,125 and none,
respectively)                                               --               517,750                    --
Short-term investments (cost --
$73,000, $184,000 and $945,764,
respectively) -- Note A                                 73,000               184,000               945,764
Corporate savings account                                  173                   117                    --
                                             -----------------     -----------------     -----------------
                                                     9,849,143            29,001,143            11,253,155
Cash                                                        --                    --                   786
Foreign currency, at value (cost --
none, none and $3,484, respectively)                        --                    --                 3,486
Receivable for investments sold                        346,471               637,174               543,337
Interest receivable                                         15                    35                    16
Dividends receivable                                        --                 7,677                17,153
Foreign tax reclaim receivable                              --                    --                 4,760
Deferred organization expenses --
Note A                                                   2,730                    --                    --
Other assets                                             1,477                   757                 1,203
                                             -----------------     -----------------     -----------------
Total Assets                                        10,199,836            29,646,786            11,823,896
                                             -----------------     -----------------     -----------------
Liabilities:
Payable for open forward foreign
currency exchange contracts purchased
-- Note A                                                   --                    --                 2,236
Payable for open forward foreign
currency exchange contracts sold --
Note A                                                      --                    --                   127
Payable for investments purchased                      304,629               623,901               481,666
Payable upon return of securities on
loan -- Note A                                              --                    --               858,764
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                 4,218                12,234                33,275
Accounts payable and accrued expenses                   27,882                31,319                 3,932
                                             -----------------     -----------------     -----------------
Total Liabilities                                      336,729               667,454             1,380,000
                                             -----------------     -----------------     -----------------
Net Assets:
Capital paid-in                                      6,484,737            19,255,475             9,283,043
Accumulated net realized gain on
investments, financial futures
contracts and foreign currency
transactions                                           426,294             5,170,757                67,983
Net unrealized appreciation of
investments and foreign currency
transactions                                         2,978,201             4,502,787             1,130,440
Undistributed net investment income
(distributions in excess of net
investment income)                                     (26,125)               50,313               (37,570)
                                             -----------------     -----------------     -----------------
Net Assets                                          $9,863,107           $28,979,332           $10,443,896
                                             =================     =================     =================
Net Asset Value Per Share:
(Based on 452,096, 1,542,160 and
914,356 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $21.82                $18.79                $11.42
==========================================================================================================

See notes to financial statements.





Statements of Operations
Six months ended August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                        ACTIVE              DIVIDEND                MEDIUM
                                                          BOND            PERFORMERS        CAPITALIZATION
                                                          FUND                  FUND           GROWTH FUND
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest (including income from
securities loaned of none, none and
$8,597, respectively)                                 $196,202               $31,818               $64,403
Dividends (net of foreign withholding
tax of none, $593 and $301,
respectively)                                               --                83,346                29,186
                                             -----------------     -----------------     -----------------
                                                       196,202               115,164                93,589
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee -- Note B                     13,232                47,373               138,910
Custodian fee                                           14,237                 6,417                17,914
Registration and filing fees                            11,319                13,587                11,595
Auditing fee                                             8,986                 8,066                 8,633
Printing                                                 3,538                 2,758                 3,773
Transfer agent fee -- Note B                             1,323                 3,948                 8,682
Accounting and legal services fee --
Note B                                                     492                 1,491                 3,214
Miscellaneous                                              175                   358                   903
Organization expense -- Note A                             131                   132                   230
Trustees' fees                                             123                    --                   831
Legal fees                                                  31                    71                   198
Interest expense -- Note A                                  --                 1,179                 1,365
                                             -----------------     -----------------     -----------------
Total Expenses                                          53,587                85,380               196,248
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                      (37,658)              (29,877)              (39,766)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            15,929                55,503               156,482
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           180,273                59,661               (62,893)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures Contracts
and Foreign Currency Transactions:

Net realized gain (loss) on investments
sold                                                   (24,346)            1,389,155             2,154,684
Net realized loss on financial futures
contracts                                                   --               (12,731)                   --
Net realized gain (loss) on foreign
currency transactions                                      317                    --                    --
Change in net unrealized
appreciation/depreciation of
investments                                            119,430               590,007            (4,314,967)
Change in net unrealized
appreciation/depreciation of financial
futures contracts                                           --                59,771                    --
Change in net unrealized
appreciation/depreciation of foreign
currency transactions                                     (323)                   --                    --
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                            95,078             2,026,202            (2,160,283)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                             $275,351            $2,085,863           ($2,223,176)
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statements of Operations (continued)

Six months ended August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------------------------
                                                         SMALL                 SMALL         INTERNATIONAL
                                                CAPITALIZATION        CAPITALIZATION                EQUITY
                                                   GROWTH FUND            VALUE FUND                  FUND
----------------------------------------------------------------------------------------------------------
Investment Income:
Interest (including income from
securities loaned of $1,880, $5,909
and $3,379, respectively)                              $12,260               $57,615               $13,159
Dividends (net of foreign withholding
tax of none, none and $14,858,
respectively)                                              806                48,643                88,748
                                             -----------------     -----------------     -----------------
                                                        13,066               106,258               101,907
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee -- Note B                     34,748                91,407                54,455
Custodian fee                                           31,655                12,666               101,856
Registration and filing fees                            11,070                13,649                10,640
Auditing fee                                             7,574                 8,028                 8,497
Organization expense -- Note A                           2,063                   219                   130
Printing                                                 2,022                 2,211                 3,828
Miscellaneous                                              302                   759                   378
Transfer agent fee -- Note B                             2,172                 6,529                 3,025
Accounting and legal services fee --
Note B                                                     806                 2,425                 1,120
Trustees' fees                                             151                   222                   292
Legal fees                                                  74                   109                    --
Interest expense                                           408                 2,261                   298
                                             -----------------     -----------------     -----------------
Total Expenses                                          93,045               140,485               184,519
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                      (53,913)              (35,889)             (123,929)
----------------------------------------------------------------------------------------------------------
Net Expenses                                            39,132               104,596                60,590
----------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           (26,066)                1,662                41,317
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments, Financial Futures Contracts
and Foreign Currency Transactions:

Net realized gain (loss) on investments
sold                                                  (335,338)            3,768,581               (80,546)

Net realized loss on foreign currency
transactions                                                --                    20              (221,456)

Net realized gain on financial futures
contracts                                                   --              (132,846)                   --
Change in net unrealized
appreciation/depreciation of
investments                                           (605,364)           (2,548,945)           (1,701,044)
Change in net unrealized
appreciation/depreciation of foreign
currency transactions                                       --                    --                (2,013)
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions                                          (940,702)            1,086,810            (2,005,059)
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            ($966,768)           $1,088,472           ($1,963,742)
==========================================================================================================

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                      ACTIVE BOND                              DIVIDEND PERFORMERS
                                                          FUND                                       FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2000            YEAR ENDED       AUGUST 31, 2000
                                        FEBRUARY 29, 2000           (UNAUDITED)     FEBRUARY 29, 2000           (UNAUDITED)
                                        -----------------     -----------------     -----------------     -----------------
Increase in Net Assets:
From Operations:
Net investment income                            $342,798              $180,273              $120,862               $59,661
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                            (167,990)              (24,029)            1,960,778             1,376,424
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                                      (88,968)              119,107            (1,240,327)              649,778
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                          85,840               275,351               841,313             2,085,863
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                           (342,798)             (180,335)             (125,515)              (63,873)
Distributions in excess of net
investment income                                    (47)                    --                    --                    --
Distributions from net realized
gain on investments sold                          (11,387)                   --            (1,568,997)                   --
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                     (354,232)             (180,335)           (1,694,512)              (63,873)
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                     3,005,999             2,777,443             5,626,668             3,956,390
Shares issued to shareholders in
reinvestment of distributions                     351,436               178,960             1,694,964                64,132
                                        -----------------     -----------------     -----------------     -----------------
                                                3,357,435             2,956,403             7,321,632             4,020,522
Less shares repurchased                        (4,552,479)           (1,528,839)           (9,348,646)           (9,212,028)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (1,195,044)            1,427,564            (2,027,014)           (5,191,506)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                             5,685,613             4,222,177            17,742,844            14,862,631
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
($1,213), ($1,275), $16,484 and
$12,272, respectively)                         $4,222,177            $5,744,757           $14,862,631           $11,693,115
                                        -----------------     -----------------     -----------------     -----------------

* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.5791               $0.0499               $0.1106               $0.0577
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                          $0.0001                    --                    --                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.0206                    --               $1.5543                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio
Share Transactions:
Shares sold                                       358,987               339,479               375,404               268,907
Shares issued to shareholders in
reinvestment of distributions                      42,197                21,913               116,345                 4,317
                                        -----------------     -----------------     -----------------     -----------------
                                                  401,184               361,392               491,749               273,224
Less shares repurchased                          (544,753)             (187,631)             (618,694)             (622,576)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           143,569               173,761              (126,945)             (349,352)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the previous period. The difference reflects net investment income, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                 MEDIUM CAPITALIZATION                        SMALL CAPITALIZATION
                                                      GROWTH FUND                                  GROWTH FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2000            YEAR ENDED       AUGUST 31, 2000
                                        FEBRUARY 29, 2000           (UNAUDITED)     FEBRUARY 29, 2000           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                              ($76,769)             ($62,893)             ($23,200)             ($26,066)
Net realized gain (loss) on
investments sold                                4,019,150             2,154,684             1,195,121              (335,338)
Change in net unrealized
appreciation/depreciation of
investments                                    12,122,951            (4,314,967)            3,128,562              (605,364)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               16,065,332            (2,223,176)            4,300,483              (966,768)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Distributions from net realized
gain on investments sold                         (808,355)                   --              (579,250)                   --
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                     (808,355)                   --              (579,250)                   --
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                    13,799,897            18,175,708             9,505,733             5,765,471
Shares issued to shareholders in
reinvestment of distributions                     802,909                 1,821               579,258                    --
                                        -----------------     -----------------     -----------------     -----------------
                                               14,602,806            18,177,529            10,084,991             5,765,471
Less shares repurchased                        (9,653,548)          (24,101,669)           (7,350,836)           (3,843,775)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                         4,949,258            (5,924,140)            2,734,155             1,921,696
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                            16,686,585            36,892,820             2,452,791             8,908,179
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
distributions in excess of net
investment income of $1,664,
$64,557, $59 and $26,125,
respectively)                                 $36,892,820           $28,745,504            $8,908,179            $9,863,107
                                        -----------------     -----------------     -----------------     -----------------
* Distributions to Shareholders:
Per share distributions from net
realized gain on investments sold                 $0.5502                    --               $2.2594                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio
Share Transactions:
Shares sold                                       887,756               918,017               558,531               281,977
Shares issued to shareholders in
reinvestment of distributions                      46,642                   105                32,488                    --
                                        -----------------     -----------------     -----------------     -----------------
                                                  934,398               918,122               591,019               281,977
Less shares repurchased                          (703,733)           (1,258,487)             (436,856)             (194,555)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           230,665              (340,365)              154,163                87,422
                                        =================     =================     =================     =================

See notes to financial statements.




Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                  SMALL CAPITALIZATION                           INTERNATIONAL
                                                       VALUE FUND                                 EQUITY FUND
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2000            YEAR ENDED       AUGUST 31, 2000
                                        FEBRUARY 29, 2000           (UNAUDITED)     FEBRUARY 29, 2000           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                      $45,648                $1,662               $50,863               $41,317
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                           3,502,891             3,635,755               855,747              (302,002)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                                    6,887,323            (2,548,945)            2,049,079            (1,703,057)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               10,435,862             1,088,472             2,955,689            (1,963,742)
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                            (52,590)                   --               (50,863)                   --
Distributions in excess of net
investment income                                      --                    --               (28,356)                   --
Distributions from net realized
gain on investments sold                       (1,849,452)                   --              (475,044)                   --
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (1,902,042)                   --              (554,263)                   --
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                    12,736,754             8,231,139             5,684,244             4,492,657
Shares issued to shareholders in
reinvestment of distributions                   1,902,123                    --               554,265                    --
                                        -----------------     -----------------     -----------------     -----------------
                                               14,638,877             8,231,139             6,238,509             4,492,657
Less shares repurchased                        (6,332,233)           (4,598,865)           (3,596,999)           (4,933,042)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                         8,306,644             3,632,274             2,641,510              (440,385)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                             7,418,122            24,258,586             7,805,087            12,848,023
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income (distributions in excess
of net investment income) of
$48,651, $50,313, ($78,887) and
($37,570), respectively)                      $24,258,586           $28,979,332           $12,848,023           $10,443,896
                                        -----------------     -----------------     -----------------     -----------------
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0575                    --               $0.0688                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions in excess
of net investment income                               --                    --               $0.0383                    --
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $2.0232                    --               $0.6428                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Portfolio
Share Transactions:
Shares sold                                       857,366               464,669               464,681               349,019
Shares issued to shareholders in
reinvestment of distributions                     124,240                    --                44,555                    --
                                        -----------------     -----------------     -----------------     -----------------
                                                  981,606               464,669               509,236               349,019
Less shares repurchased                          (449,846)             (263,722)             (312,613)             (398,146)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           531,760               200,947               196,623               (49,127)
                                        =================     =================     =================     =================

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Financial Highlights
Selected data for a share of beneficial interest
outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 PERIOD ENDED                  YEAR ENDED FEBRUARY 28,             YEAR ENDED   SIX MONTHS ENDED
                                 FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,   AUGUST 31, 2000
                                    1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                -------------    -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.50            $8.64           $8.54           $8.83           $8.59           $8.14
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                 0.51             0.60            0.59            0.56            0.58            0.28
Net Realized and Unrealized
Gain (Loss) on Investments               0.16            (0.09)           0.34           (0.02)          (0.43)           0.16
                                -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                               0.67             0.51            0.93            0.54            0.15            0.44
                                -------------    -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.51)           (0.60)          (0.59)          (0.56)          (0.58)          (0.28)
Distributions in Excess of
Net Investment Income                      --               --              --(3)           --(3)           --(3)           --
Distributions from Net
Realized Gain on
Investments Sold                        (0.02)           (0.01)          (0.05)          (0.22)          (0.02)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                     (0.53)           (0.61)          (0.64)          (0.78)          (0.60)          (0.28)
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                  $8.64            $8.54           $8.83           $8.59           $8.14           $8.30
                                =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(4)                      7.76%(5)         6.17%          11.25%           6.24%           1.83%           5.51%(5)
Total Adjusted Investment
Return at Net Asset Value(4,6)         (0.46%)(5)        2.72%           9.21%           4.51%          (0.50%)          4.79%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $1,171           $2,191          $5,158          $5,686          $4,222          $5,745
Ratio of Expenses to Average
Net Assets                              0.65%(7)         0.60%           0.60%           0.60%           0.60%           0.60%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8,9)              9.60%(7)         4.05%           2.64%           2.33%           2.93%           2.02%(7)
Ratio of Net Investment
Income to Average Net
Assets                                  6.53%(7)         7.10%           6.78%           6.36%           6.88%           6.81%(7)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(8,9)                (2.42%)(7)        3.65%           4.74%           4.63%           4.55%           5.39%(7)
Portfolio Turnover Rate                   71%             136%            230%            356%            301%            184%
Fee Reduction Per Share(2)              $0.75            $0.30           $0.18           $0.15           $0.19           $0.06

(1) The Fund commenced operations on March 30, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 PERIOD ENDED                  YEAR ENDED FEBRUARY 28,             YEAR ENDED   SIX MONTHS ENDED
                                 FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,   AUGUST 31, 2000
                                    1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                -------------    -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.50           $10.15          $11.91          $14.92          $14.46          $13.51
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                 0.23             0.21            0.18            0.15            0.11            0.06
Net Realized and Unrealized
Gain on Investments                      1.68             1.92            3.92            1.04            0.60            2.07
                                -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                               1.91             2.13            4.10            1.19            0.71            2.13
                                -------------    -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.19)           (0.18)          (0.17)          (0.15)          (0.11)          (0.06)
Distributions from Net
Realized Gain on
Investments Sold                        (0.07)           (0.19)          (0.92)          (1.50)          (1.55)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                     (0.26)           (0.37)          (1.09)          (1.65)          (1.66)          (0.06)
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                 $10.15           $11.91          $14.92          $14.46          $13.51          $15.58
                                =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(3)                     22.79%(4)        21.26%          35.55%           7.97%           4.17%          15.77%(4)
Total Adjusted Investment
Return at Net Asset Value(3,5)         19.79%(4)        20.07%          35.23%           7.72%           3.82%          15.41%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $3,319           $8,668         $20,884         $17,743         $14,863         $11,693
Ratio of Expenses to Average
Net Assets                              0.75%(6)         0.70%           0.70%           0.70%           0.70%           0.70%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)              4.02%(6)         1.89%           1.02%           0.95%           1.05%           1.08%(6)
Ratio of Net Investment
Income to Average Net
Assets                                  2.51%(6)         1.94%           1.31%           0.95%           0.71%           0.76%(6)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7,8)                (0.76%)(6)        0.75%           0.99%           0.70%           0.36%           0.38%(6)
Portfolio Turnover Rate                   70%              37%             77%             64%             46%             38%
Fee Reduction Per Share(2)              $0.30            $0.13           $0.04           $0.04           $0.05           $0.03

(1) The Fund commenced operations on March 30, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 PERIOD ENDED                  YEAR ENDED FEBRUARY 28,             YEAR ENDED   SIX MONTHS ENDED
                                 FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,   AUGUST 31, 2000
                                    1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                -------------    -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.50           $10.69          $12.67          $13.51          $10.99          $21.10
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income
(Loss)(2)                               (0.01)            0.01          -- (3)           (0.02)          (0.05)          (0.04)
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                             2.22             2.02            2.06           (0.68)          10.71           (0.64)
                                -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                               2.21             2.03            2.06           (0.70)          10.66           (0.68)
                                -------------    -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.02)              --              --(3)           --              --              --
Distributions from Net
Realized Gain on
Investments Sold                           --            (0.05)          (1.22)          (1.72)          (0.55)             --
Distributions in Excess of
Net Realized Gain on
Investments Sold                           --               --              --           (0.10)             --              --
                                -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                     (0.02)           (0.05)          (1.22)          (1.82)          (0.55)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                 $10.69           $12.67          $13.51          $10.99          $21.10          $20.42
                                =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(4)                     25.98%(5)        19.00%          17.39%          (5.34%)         98.13%          (3.22%)(5)
Total Adjusted Investment
Return at Net Asset Value(4,6)         23.70%(5)        18.48%          17.19%          (5.55%)         97.75%          (3.34%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $8,399          $29,085         $40,302         $16,687         $36,893         $28,745
Ratio of Expenses to Average
Net Assets                              0.93%(7)         0.90%           0.90%           0.90%           0.90%(8)        0.90%(7)
Ratio of Adjusted Expenses
to Average Net Assets(9,10)             3.51%(7)         1.42%           1.10%           1.11%           1.28%           1.13%(7)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                             (0.10%)(7)        0.06%           0.03%          (0.13%)         (0.37%)         (0.36%)(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(9,10)                       (2.68%)(7)       (0.46%)         (0.17%)         (0.34%)         (0.75%)         (0.59%)(7)
Portfolio Turnover Rate                  189%             281%            341%            116%            153%             85%
Fee Reduction Per Share(2)              $0.23            $0.06           $0.03           $0.03           $0.05           $0.02

 (1) The Fund commenced operations on April 11, 1995.
 (2) Based on the average of the shares outstanding at the end of each month.
 (3) Less than $0.01 per share.
 (4) Total investment return assumes dividend reinvestment.
 (5) Not annualized.
 (6) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
 (7) Annualized.
 (8) Expense ratio does not include interest expense due to bank loans, which amounted to 0.01% for the year ended February 29, 2000.
 (9) Unreimbursed, without fee reduction.
(10) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED         YEAR ENDED FEBRUARY 28,           YEAR ENDED     SIX MONTHS ENDED
                                   FEBRUARY 28,     -------------------------------      FEBRUARY 29,    AUGUST 31, 2000
                                      1997(1)            1998              1999              2000          (UNAUDITED)
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50             $9.24            $11.74            $11.65            $24.43
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (Loss)(2)            0.03             (0.03)            (0.07)            (0.09)            (0.06)
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                               0.73              2.53              0.61             15.13             (2.55)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 0.76              2.50              0.54             15.04             (2.61)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                         (0.02)               --(3)             --                --                --
Distributions from Net
Realized Gain on
Investments Sold                             --                --             (0.63)            (2.26)               --
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.02)               --(3)          (0.63)            (2.26)               --
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.24            $11.74            $11.65            $24.43            $21.82
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(4)                        8.89%(5)         27.07%             4.67%           136.18%           (10.65%)(5)
Total Adjusted Investment
Return at Net Asset Value(4,6)           (3.84%)(5)        23.92%             1.45%           133.89%           (11.28%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $999            $3,102            $2,453            $8,908            $9,863
Ratio of Expenses to Average
Net Assets                                0.90%(7)          0.90%             0.90%             0.90%             0.90%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8,9)               16.24%(7)          4.05%             4.12%             3.19%             2.14%(7)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.35%(7)         (0.25%)           (0.60%)           (0.57%)           (0.60%)(7)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(8,9)                         (14.99%)(7)        (3.40%)           (3.82%)           (2.86%)           (1.84%)(7)
Portfolio Turnover Rate                     92%              117%              125%              238%              134%
Fee Reduction Per Share(2)                $1.22             $0.34             $0.35             $0.36             $0.01

(1) The Fund commenced operations on May 2, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 PERIOD ENDED                  YEAR ENDED FEBRUARY 28,             YEAR ENDED   SIX MONTHS ENDED
                                 FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,   AUGUST 31, 2000
                                    1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                -------------    -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.50            $9.09           $9.38          $11.74           $9.16          $18.09
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                 0.17             0.14            0.07            0.05            0.05              --(3)
Net Realized and Unrealized
Gain (Loss) on Investments               0.56             1.08            3.65           (1.23)          10.96            0.70
                                -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                               0.73             1.22            3.72           (1.18)          11.01            0.70
                                -------------    -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.14)           (0.12)          (0.10)          (0.04)          (0.06)             --
Distributions from Net
Realized Gain on
Investments Sold                           --            (0.81)          (1.26)          (1.20)          (2.02)             --
Distributions in Excess of
Net Realized Gain on
Investments Sold                           --               --              --           (0.16)             --              --
                                -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                     (0.14)           (0.93)          (1.36)          (1.40)          (2.08)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                  $9.09            $9.38          $11.74           $9.16          $18.09          $18.79
                                =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(4)                      8.61%(5)        13.78%          41.81%          (9.46%)        124.33%           3.87%(5)
Total Adjusted Investment
Return at Net Asset Value(4,6)          5.40%(5)        12.75%          41.19%         (10.12%)        123.65%           3.73%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $5,293           $6,011          $9,549          $7,418         $24,259         $28,979
Ratio of Expenses to Average
Net Assets                              0.83%(7)         0.80%           0.80%           0.80%           0.80%           0.80%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8,9)              4.55%(7)         1.83%           1.42%           1.46%           1.48%           1.07%(7)
Ratio of Net Investment
Income to Average Net
Assets                                  2.04%(7)         1.46%           0.62%           0.45%           0.37%           0.10%(7)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(8,9)                (1.68%)(7)        0.43%           0.00%          (0.21%)         (0.31%)         (0.17%)(7)
Portfolio Turnover Rate                    0%              96%            216%            126%            104%             53%
Fee Reduction Per Share(2)              $0.30            $0.10           $0.07           $0.07           $0.09           $0.02

(1) The Fund commenced operations on April 19, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Total investment return assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                 PERIOD ENDED                  YEAR ENDED FEBRUARY 28,             YEAR ENDED   SIX MONTHS ENDED
                                 FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,   AUGUST 31, 2000
                                    1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                -------------    -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $8.50            $9.24           $9.35           $9.63          $10.18          $13.33
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                 0.15             0.12            0.06            0.07            0.07            0.04
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                             0.68             0.14            0.23            0.59            3.83           (1.95)
                                -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                               0.83             0.26            0.29            0.66            3.90           (1.91)
                                -------------    -------------   -------------   -------------   -------------   -------------
Less Distributions:
Dividends from Net
Investment Income                       (0.08)           (0.10)          (0.01)          (0.07)          (0.07)             --
Distributions in Excess of
Net Investment Income                      --               --              --           (0.04)          (0.04)             --
Distributions from Net
Realized Gain on
Investments Sold                        (0.01)           (0.05)             --              --           (0.64)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                     (0.09)           (0.15)          (0.01)          (0.11)          (0.75)             --
                                -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                  $9.24            $9.35           $9.63          $10.18          $13.33          $11.42
                                =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(3)                      9.81%(4)         2.79%           3.07%           6.88%          38.84%         (14.33%)(4)
Total Adjusted Investment
Return at Net Asset Value(3,5)          3.26%(4)         0.47%           2.05%           5.15%          36.98%         (15.36%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $2,897           $4,204          $7,983          $7,805         $12,848         $10,444
Ratio of Expenses to Average
Net Assets                              1.05%(6)         1.00%           1.00%           1.00%           1.00%           1.00%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)              8.19%(6)         3.32%           2.02%           2.73%           2.86%           3.05%(6)
Ratio of Net Investment
Income to Average Net
Assets                                  1.75%(6)         1.26%           0.60%           0.69%           0.59%           0.68%(6)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(7,8)                        (5.39%)(6)       (1.06%)         (0.42%)         (1.04%)         (1.27%)         (1.37%)(6)
Portfolio Turnover Rate                   59%              68%            125%             83%            139%            338%
Fee Reduction Per Share(2)              $0.60            $0.22           $0.10           $0.17           $0.21           $0.03

(1) The Fund commenced operations on March 30, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation, which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Active Bond Fund

Schedule of Investments
August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Active Bond Fund on August 31, 2000. It's divided into three main categories: bonds, warrants and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               PAR VALUE
                                                    INTEREST     CREDIT           (000s            MARKET
ISSUER, DESCRIPTION                                   RATE       RATING*        OMITTED)            VALUE
-------------------                                 --------     ------         -------      -------------
BONDS
Aerospace (0.44%)
Lockheed Martin Corp.,
Note 12-01-05                                          7.950%     BBB-               $10           $10,150
Raytheon Co.,
Note 03-01-03 (R)                                      7.900      BBB-                15            15,071
                                                                                             -------------
                                                                                                    25,221
                                                                                             -------------
Automobile/Trucks (0.93%)
Chrysler Corp.,
Deb 03-01-27                                           7.450      A+                  10             9,625
DaimlerChrysler North America Holding Corp.,
Note 01-20-05                                          7.400      A+                  15            15,040
ERAC USA Finance Co.,
Note 02-15-05 (R)                                      6.625      BBB+                21            19,922
General Motors Corp.,
Deb 05-01-28                                           6.750      A                   10             8,765
                                                                                             -------------
                                                                                                    53,352
                                                                                             -------------
Banks -- Foreign (1.19%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04                     8.200      AA-                 20            20,652
Royal Bank of Scotland Plc,
Bond (United Kingdom) 03-31-05                         8.817      A-                  10            10,391
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 11-01-06 (R)             8.850      A                   35            37,436
                                                                                             -------------
                                                                                                    68,479
                                                                                             -------------
Banks -- United States (2.91%)
Bank of New York,
Cap Security 12-01-26 (R)                              7.780      A-                  25            23,642
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                  9.750      AA-                 25            26,343
First Union National Bank,
Sub Note 08-18-10                                      7.800      A                   20            19,991
FleetBoston Financial Corp.,
Sub Note 12-01-05                                      6.625      A-                  15            14,460
National Westminster Bank Plc -- New York Branch,
Sub Note 05-01-01                                      9.450      A+                  15            15,222
NB Capital Trust IV,
Gtd Cap Security 04-15-27                              8.250      A-                  10             9,645
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                 10.125      A                   30            32,369
Security Pacific Corp.,
Sub Note 03-01-01                                     11.000      A                   25            25,432
                                                                                             -------------
                                                                                                   167,104
                                                                                             -------------
Beverages (0.26%)
Canandaigua Brands, Inc.,
Sr Sub Note Ser C 12-15-03                             8.750      B+                  15            14,850
                                                                                             -------------
Broker Services (0.18%)
Bear Stearns Co., Inc.,
Sr Note 02-01-05                                       7.625      A                   10            10,023
                                                                                             -------------
Chemicals (0.51%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                      6.000      A-                  15            14,434
Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                          8.500      BBB-                15            14,700
                                                                                             -------------
                                                                                                    29,134
                                                                                             -------------
Energy (0.78%)
CalEnergy Co., Inc.,
Sr Note 09-15-05                                       7.230      BBB-                10             9,895
Enron Corp.,
Note 08-15-05 (R)                                      8.000      BBB+                10            10,068
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                             9.625      B                   15            14,438
Teton Acquisition Corp.,
Sr Bond 09-15-28                                       8.480      BBB-                10            10,432
                                                                                             -------------
                                                                                                    44,833
                                                                                             -------------
Finance (2.49%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                      6.000      A-                  20            19,662
EES Coke Battery Co., Inc.,
Sr Sec Note Ser A 04-15-02 (R)                         7.125      BBB                  4             4,151
Ford Capital B.V.,
Gtd Deb (Netherlands) 05-15-02                         9.875      A                   35            36,249
Ford Motor Credit Co.,
Note 04-28-03                                          6.125      A                   20            19,447
Household Finance Corp.,
Note 11-01-02                                          5.875      A                   25            24,290
Note 02-01-09                                          5.875      A                   10             8,865
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                               7.090      BBB                 15            15,062
Spear Leeds & Kellogg LP,
Note 08-15-05 (R)                                      8.250      BBB+                15            15,090
                                                                                             -------------
                                                                                                   142,816
                                                                                             -------------
Food (0.26%)
Earthgrains Co. (The),
Note 08-01-03                                          8.375      BBB                 15            15,075
                                                                                             -------------
Government -- Foreign (0.28%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19                                  8.250      A-                  15            16,155
                                                                                             -------------
Government -- U.S. (24.50%)
United States Treasury,
Bond 08-15-17                                          8.875      Aaa                 97           126,888
Bond 02-15-23                                          7.125      Aaa                524           601,452
Note 05-15-02                                          7.500      Aaa                 60            61,210
Note 08-15-03                                          5.750      Aaa                 87            86,184
Note 02-15-05                                          7.500      Aaa                 59            62,319
Note 07-15-06                                          7.000      Aaa                144           150,885
Note 05-15-08                                          5.625      Aaa                325           318,601
                                                                                             -------------
                                                                                                 1,407,539
                                                                                             -------------
Government -- U.S. Agencies (20.27%)
Fannie Mae,
15-Yr Pass Thru Ctf 07-01-15                           7.000      Aaa                 20            19,665
30-Yr Pass Thru Ctf 06-01-29                           6.000      Aaa                 19            17,774
Bond 02-15-05                                          7.125      Aaa                 65            65,863
Note 09-15-09                                          6.625      Aaa                 70            68,709
Note 01-15-30                                          7.125      Aaa                 45            46,568
Government National Mortgage Assn.,
30-Yr Pass Thru Ctf 04-15-28 to 08-15-29               6.500      Aaa                521           499,294
30-Yr SF Pass Thru Ctf 06-15-28 to 07-15-29            7.000      Aaa                387           380,445
30-Yr SF Pass Thru Ctf 10-15-29                        7.500      Aaa                 20            19,908
30-Yr SF Pass Thru Ctf 11-15-24 to 07-15-30            8.000      Aaa                 45            46,256
                                                                                             -------------
                                                                                                 1,164,482
                                                                                             -------------
Insurance (1.15%)
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                              6.950      A+                  10             9,611
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                              7.625      AA                  15            14,276
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                              7.500      AA-                 15            13,089
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                              6.625      AA-                 20            18,900
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                   7.875      A-                  10            10,049
                                                                                             -------------
                                                                                                    65,925
                                                                                             -------------
Leasing Companies (0.08%)
United Rentals, Inc.,
Sr Sub Note Ser B 04-01-09                             9.000      BB-                  5             4,625
                                                                                             -------------
Leisure (0.25%)
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                 7.875      BB                  10             9,500
Waterford Gaming LLC/Waterford Gaming Finance Corp.,
Sr Note 03-15-10 (R)                                   9.500      B+                   5             4,925
                                                                                             -------------
                                                                                                    14,425
                                                                                             -------------
Media (3.98%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                 9.250      B+                  15            14,812
Sr Note Ser B 07-15-03                                 8.125      B+                   8             7,480
AMFM, Inc.,
Sr Sub Note 10-01-08                                   9.000      BB+                 10            10,500
Clear Channel Communications, Inc.,
Note 06-15-05                                          7.875      BBB-                15            15,112
Comcast Cable Communications, Inc.,
Note 11-15-08                                          6.200      BBB                 10             9,230
Continental Cablevision, Inc.,
Sr Note 05-15-06                                       8.300      AA-                 15            15,427
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16                                   10.500      BB-                 10            10,725
EchoStar DBS Corp.,
Sr Note 02-01-09                                       9.375      B                   10             9,875
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                   8.625      B+                  10             9,050
Jones Intercable, Inc.,
Sr Note 04-15-08                                       7.625      BBB                 20            19,868
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                 8.500      B+                  10             9,350
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                    8.250      BBB-                 5             4,950
Seagram (Joseph E.) & Sons, Inc.,
Sr Deb 12-15-18                                        7.500      BBB-                10             9,941
TCI Communications, Inc.,
Sr Deb 02-15-26                                        7.875      AA-                 20            19,437
Time Warner, Inc.,
Deb 01-15-13                                           9.125      BBB                 21            23,337
TV Guide, Inc.,
Sr Sub Note Ser B 03-01-09                             8.125      BB-                 10            10,088
United Pan-Europe Communications N.V.,
Sr Note (Netherlands) 11-01-09                        11.250      B                    5             4,350
Viacom, Inc.,
Sr Deb 07-30-30                                        7.875      BBB+                10            10,134
Sr Note 07-30-10                                       7.700      BBB+                15            15,206
                                                                                             -------------
                                                                                                   228,872
                                                                                             -------------
Medical (1.10%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06                             10.750      B+                  13            12,350
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                  7.875      B+                  15            14,025
HCA-The Healthcare Co.,
Note 09-01-10                                          8.750      BB+                  5             4,987
IASIS Healthcare Corp.,
Sr Sub Note 10-15-09                                  13.000      B-                  10            10,250
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                  10.750      B+                  11            11,660
Tenet Healthcare Corp.,
Sr Note 01-15-05                                       8.000      BB+                 10             9,800
                                                                                             -------------
                                                                                                    63,072
                                                                                             -------------
Metal (1.21%)
Golden Northwest Aluminum, Inc.,
1st Mtg Note 12-15-06                                 12.000      BB-                 10            10,100
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03                          6.500      A                   55            53,451
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                 8.400      BBB-                 7             6,042
                                                                                             -------------
                                                                                                    69,593
                                                                                             -------------
Mortgage Banking (8.16%)
Commercial Mortgage Acceptance Corp.,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08           6.790      Aaa                 28            27,586
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3 Class A-9 02-15-29            6.570      Aaa                 40            38,252
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C1 Class A-2 09-15-06           6.853      Aaa                 20            19,737
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07           6.566      Aaa                 60            57,225
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1 Class A-4 03-20-25            6.600      Aaa                 20            19,362
LB Commercial Mortgage Trust,
Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07           6.410      Aaa                 14            13,911
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D Class AF-7 12-15-38           6.485      Aaa                 24            23,317
Morgan Stanley Capital I, Inc.,
Pass Thru Ctf Ser 1997-WF1 Class A-1 10-15-06 (R)      6.830      Aaa                124           123,000
Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08         6.920      Aaa                 50            49,250
Salomon Brothers Mortgage Securities VII, Inc.,
Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24         6.750      N/R                 11            10,919
Saxon Asset Securities Trust,
Pass Thru Ctf Ser 2000-2 Class AF-2 06-25-15           7.965      Aaa                 30            30,168
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1 Class A-8 06-15-28           7.220      Aaa                 28            27,572
Pass Thru Ctf Ser 1997-B Class A-6 10-15-28            6.900      Aaa                 29            28,534
                                                                                             -------------
                                                                                                   468,833
                                                                                             -------------
Oil & Gas (2.43%)
Amerada Hess Corp.,
Bond 10-01-29                                          7.875      BBB                 20            19,923
Apache Finance Canada Corp.,
Note (Canada) 12-15-29                                 7.750      BBB+                10             9,955
Coastal Corp. (The),
Note 06-15-10                                          7.750      BBB                 10            10,113
Occidental Petroleum Corp.,
Sr Note 02-15-29                                       8.450      BBB-                20            20,914
Ocean Energy, Inc.,
Sr Sub Note Ser B 07-15-07                             8.875      BB-                  5             5,100
Panhandle Eastern Pipe Line Co.,
Sr Note 04-01-10 (R)                                   8.250      BBB-                10            10,106
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08                              6.625      BBB                 20            18,525
Santa Fe Snyder Corp.,
Sr Sub Note 06-15-07                                   8.750      BBB+                10            10,050
Tosco Corp.,
Note 02-15-30                                          8.125      BBB                 20            20,191
Triton Energy Ltd.,
Sr Note 04-15-02                                       8.750      BB-                 15            14,888
                                                                                             -------------
                                                                                                   139,765
                                                                                             -------------
Paper & Paper Products (0.70%)
Abitibi-Consolidated, Inc.,
Note (Canada) 08-01-30                                 8.550      BBB-                15            15,094
Fort James Corp.,
Sr Note 09-15-02                                       6.500      BBB                 10             9,825
International Paper Co.,
Note 07-08-05 (R)                                      8.125      BBB+                15            15,391
                                                                                             -------------
                                                                                                    40,310
                                                                                             -------------
Real Estate Investment Trust (1.09%)
American Health Properties, Inc.,
Note 01-15-07                                          7.500      BBB-                10             9,150
Cabot Industrial Properties, L.P.,
Note 05-01-04                                          7.125      BBB-                15            14,555
Camden Property Trust,
Note 04-15-04                                          7.000      BBB                 10             9,623
Liberty Property L.P.,
Med Term Note 06-05-02                                 6.600      BBB-                10             9,891
ProLogis Trust,
Note 04-15-04                                          6.700      BBB+                10             9,644
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                          7.300      BB                  10             9,827
                                                                                             -------------
                                                                                                    62,690
                                                                                             -------------
Telecommunications (5.65%)
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A)                                   Zero      B3                  10             7,600
Sr Disc Note, Step Coupon (14.75%, 12-15-00)
(Canada) 12-15-05 (A)                                   Zero      B3                   5             5,250
Crown Castle International Corp.,
Sr Note 05-15-11                                       9.000      B                   10             9,600
Deutsche Telekom International Finance B.V.,
Gtd Note (Netherlands) 06-15-30                        8.250      AA-                 25            25,635
Dominion Resources, Inc.,
Sr Note Ser A 06-15-10                                 8.125      BBB+                20            20,280
Exodus Communications, Inc.,
Sr Note 12-15-09                                      10.750      B                   10             9,850
Focal Communications Corp.,
Sr Note 01-15-10                                      11.875      B-                  10             9,100
Global Crossing Holdings Ltd.,
Sr Note (Bermuda) 11-15-09                             9.500      BB                  10            10,000
GTE North, Inc.,
Deb Ser H 11-15-08                                     5.650      A+                  15            13,299
LCI International, Inc.,
Sr Note 06-15-07                                       7.250      BBB+                15            14,627
Level 3 Communications, Inc.,
Sr Note 03-15-08                                      11.000      B                   10             9,900
McLeodUSA, Inc.,
Sr Note 11-01-08                                       9.500      B+                  10             9,750
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                10.000      B+                  15            14,775
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07                             12.000      BBB                 10            11,200
Nextel Communications, Inc.,
Sr Note 11-15-09                                       9.375      B                   15            14,644
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                      10.750      B                   10             9,725
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                11.500      B                   10            10,150
Quest Capital Funding, Inc.,
Deb 07-15-28                                           6.875      BBB+                20            17,312
Sprint Capital Corp.,
Note 05-01-19                                          6.900      BBB+                15            13,231
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%, 04-15-04)
04-15-09 (A)                                            Zero      B3                  10             6,950
Verio, Inc.,
Sr Note 04-01-05                                      10.375      B-                  15            16,388
Vodafone AirTouch Plc,
Note (United Kingdom) 02-15-10 (R)                     7.750      A                   20            20,058
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                      11.500      CCC+                 5             5,587
Sr Note 11-15-09                                      10.375      B-                  10            10,800
Williams Communications Group, Inc.,
Sr Note 10-01-09                                      10.875      B+                   5             4,825
WorldCom, Inc.,
Note 05-15-06                                          8.000      A-                  15            15,381
Note 08-15-28                                          6.950      A-                  10             8,896
                                                                                             -------------
                                                                                                   324,813
                                                                                             -------------
Transportation (2.63%)
America West Airlines,
Pass Thru Ctf Ser 1996-1B 01-02-08                     6.930      A-                   3             3,179
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                     6.545      AA+                 19            17,753
Pass Thru Ctf Ser 1997-2C 06-30-04                     7.206      BBB                 19            18,398
Fine Air Services, Inc.,
Sr Note 06-01-08                                       9.875      CC                  16             7,910
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1D 01-02-15                     8.970      BBB-                 5             4,491
Northwest Airlines, Inc.,
Note 03-15-04                                          8.375      BB                  10             9,532
NWA Trust,
Sr Note Ser A 12-21-12                                 9.250      AA                  33            35,138
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                    11.200      BB-                 18            17,548
United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-1 Class A-1 01-01-14            7.783      Aaa                 30            30,795
Wisconsin Central Transportation Corp.,
Note 04-15-08                                          6.625      BBB-                 7             6,370
                                                                                             -------------
                                                                                                   151,114
                                                                                             -------------
Utilities (10.19%)
AES Corp.,
Sr Note 06-01-09                                       9.500      BB                   5             5,075
Sr Sub Note 07-15-06                                  10.250      B+                  17            17,212
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                      9.000      BBB-                15            14,371
Avon Energy Partners Holdings,
Sr Note (United Kingdom) 12-11-02 (R)                  6.730      BBB+                10             9,808
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                          9.000      BB-                  9             9,427
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                     8.890      BB-                  7             7,350
Calpine Corp.,
Sr Note 08-15-05                                       8.250      BB+                 25            24,962
Sr Note 04-01-08                                       7.875      BB+                  5             4,750
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                 9.500      BB+                 35            36,050
Sr Sec Note Ser D 11-01-17                             7.880      BB+                 20            18,737
CMS Energy Corp.,
Sr Note 05-15-02                                       8.125      BB                  15            14,869
Sr Note Ser B 01-15-04                                 6.750      BB                  15            13,950
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                             7.750      BBB-                15            15,106
East Coast Power LLC,
Sec Note 03-31-12                                      7.066      BBB-                10             9,212
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                 10.250      BBB-                23            25,434
GG1B Funding Corp.,
Deb 01-15-11                                           7.430      BBB-                12            11,831
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21                             9.400      A+                  15            17,906
Gtd Bond (Canada) 01-15-22                             8.400      Aaa                 10            11,025
Gtd Deb (Canada) 02-01-03                              7.375      A+                  25            25,150
Iberdrola International B.V.,
Note (Spain) 10-01-02                                  7.500      AA-                 25            25,271
Note (Spain) 06-01-03 (R)                              7.125      AA-                 25            25,131
Long Island Lighting Co.,
Deb 03-15-23                                           8.200      A-                  20            19,400
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                             10.330      BBB-                11            11,604
Midland Funding Corp. II,
Deb Ser A 07-23-05                                    11.750      BB+                 20            21,911
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                  8.770      BBB                 25            26,151
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                 9.050      BB+                  6             6,028
Northeast Utilities,
Note Ser A 12-01-06                                    8.580      BB+                  4             3,588
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09            6.050      Aaa                 15            14,182
Pass Thru Ctf Ser 2000-A Class A3 03-01-10             7.625      Aaa                 50            51,204
Pinnacle One Partners,
Sr Note 08-15-04 (R)                                   8.830      BBB-                10            10,144
PNPP II Funding Corp.,
Deb 05-30-16                                           9.120      BB-                 15            15,545
Sierra Pacific Resources,
Note 05-15-05                                          8.750      BBB                 20            20,359
System Energy Resources, Inc.,
1st Mtg 08-01-01                                       7.710      BBB-                 5             4,986
TU Electric Capital V,
Note 01-30-37                                          8.175      BBB-                10             9,984
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                     8.090      BBB-                27            27,406
                                                                                             -------------
                                                                                                   585,119
                                                                                             -------------
TOTAL BONDS
(Cost $5,394,665)                                                                (93.62%)        5,378,219
                                                                                --------     -------------

                                                                               NUMBER OF
                                                                                WARRANTS
                                                                                --------
WARRANTS
MetroNet Communications Corp. (Canada) (R)**                                          10             1,200
                                                                                             -------------
TOTAL WARRANTS
(Cost $103)                                                                       (0.02%)            1,200
                                                                                --------     -------------

                                                                               PAR VALUE
                                                                            (000s OMITTED)
                                                                            --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.17%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated 08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.25% thru 9.25%,  due 02-15-16
thru 02-15-19) -- Note A                                    6.610                    297           297,000
                                                                                             -------------
Corporate Savings Account (0.02%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                                     838
                                                                                             -------------
TOTAL SHORT-TERM INVESTMENTS                                                      (5.19%)          297,838
                                                                               ---------     -------------
TOTAL INVESTMENTS                                                                (99.83%)        5,677,257
                                                                               ---------     -------------
OTHER ASSETS AND LIABILITIES, NET                                                 (1.17%)           67,500
                                                                               ---------     -------------
TOTAL NET ASSETS                                                                (100.00%)       $5,744,757
                                                                               =========     =============

NOTES TO THE SCHEDULE OF INVESTMENTS

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

 ** Non-income producing security.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $466,268 or 8.12% of net assets as of August 31, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Dividend Performers Fund on August 31, 2000. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (2.06%)
Interpublic Group of Cos., Inc. (The)                             6,300         $240,975
                                                                            ------------
Banks -- United States (4.13%)
FleetBoston Financial Corp.                                       3,290          140,442
State Street Corp.                                                1,330          156,608
Wells Fargo Co.                                                   4,300          185,706
                                                                            ------------
                                                                                 482,756
                                                                            ------------
Beverages (5.25%)
Anheuser-Busch Cos., Inc.                                         1,960          154,473
Coca-Cola Co. (The)                                               3,640          191,555
PepsiCo, Inc.                                                     6,300          268,538
                                                                            ------------
                                                                                 614,566
                                                                            ------------
Broker Services (1.56%)
Merrill Lynch & Co., Inc.                                         1,260          182,700
                                                                            ------------
Building (1.15%)
Black & Decker Corp. (The)                                        3,360          134,610
                                                                            ------------
Computers (16.78%)
Cisco Systems, Inc.*                                              3,780          259,403
Compaq Computer Corp.                                             6,440          219,363
Dell Computer Corp.*                                              3,500          152,688
EMC Corp.*                                                        4,060          397,880
Hewlett-Packard Co.                                                 910          109,883
International Business Machines Corp.                             1,540          203,280
Microsoft Corp.*                                                  3,150          219,909
Sun Microsystems, Inc.*                                           3,150          399,853
                                                                            ------------
                                                                               1,962,259
                                                                            ------------
Diversified Operations (3.77%)
Du Pont (E.I.) De Nemours & Co.                                   1,960           87,955
Honeywell International, Inc.                                     2,362           91,085
Minnesota Mining & Manufacturing Co.                              1,750          162,750
Tyco International Ltd.                                           1,750           99,750
                                                                            ------------
                                                                                 441,540
                                                                            ------------
Electronics (9.58%)
Emerson Electric Co.                                              3,150          208,491
General Electric Co.                                              6,350          372,666
Intel Corp.                                                       4,900          366,888
Motorola, Inc.                                                    4,760          171,658
                                                                            ------------
                                                                               1,119,703
                                                                            ------------
Finance (5.81%)
American Express Co.                                              2,310          136,579
Citigroup, Inc.                                                   4,666          272,378
Household International, Inc.                                     2,800          134,400
Morgan Stanley Dean Witter & Co.                                  1,260          135,529
                                                                            ------------
                                                                                 678,886
                                                                            ------------
Insurance (3.85%)
AFLAC, Inc.                                                       2,800          151,200
American General Corp.                                            2,240          163,100
American International Group, Inc.                                1,520          135,469
                                                                            ------------
                                                                                 449,769
                                                                            ------------
Leisure (0.82%)
Disney (Walt) Co. (The)                                           2,450           95,397
                                                                            ------------
Machinery (1.26%)
Dover Corp.                                                       3,010          147,114
                                                                            ------------
Media (2.22%)
McGraw-Hill Cos., Inc. (The)                                      4,200          260,138
                                                                            ------------
Medical (11.16%)
Abbott Laboratories                                               4,200          183,750
American Home Products Corp.                                      3,290          178,277
Bard (C.R.), Inc.                                                 2,590          126,424
Baxter International, Inc.                                        3,850          320,511
Johnson & Johnson                                                 2,100          193,069
Medtronic, Inc.                                                   2,380          121,975
Merck & Co., Inc.                                                 2,590          180,976
                                                                            ------------
                                                                               1,304,982
                                                                            ------------
Mortgage Banking (1.88%)
Fannie Mae                                                        2,450          131,688
Freddie Mac                                                       2,100           88,463
                                                                            ------------
                                                                                 220,151
                                                                            ------------
Office (2.28%)
Avery Dennison Corp.                                              1,750           94,609
Pitney Bowes, Inc.                                                4,690          171,478
                                                                            ------------
                                                                                 266,087
                                                                            ------------
Oil & Gas (6.96%)
Chevron Corp.                                                     1,540          130,130
Conoco Inc. (Class A)*                                            5,040          126,945
Exxon Mobil Corp.                                                 3,696          301,684
Halliburton Co.                                                   2,800          148,400
Royal Dutch Petroleum Co., American  Depositary
Receipts (ADR)  (Netherlands)                                     1,750          107,078
                                                                            ------------
                                                                                 814,237
                                                                            ------------
Paper & Paper Products (1.51%)
Kimberly-Clark Corp.                                              3,010          176,085
                                                                            ------------
Retail (4.77%)
CVS Corp.                                                         2,800          103,950
Home Depot, Inc. (The)                                            3,150          151,397
Lowe's Cos., Inc.                                                 4,200          188,213
Target Corp.                                                      4,900          113,925
                                                                            ------------
                                                                                 557,485
                                                                            ------------
Soap & Cleaning Preparations (1.12%)
Ecolab, Inc.                                                      3,360          130,830
                                                                            ------------
Telecommunications (6.34%)
CenturyTel, Inc.                                                  3,010           86,724
Nokia Corp. (ADR) (Finland)                                       3,360          150,990
Nortel Networks Corp.                                             2,940          239,792
Verizon Communications                                            2,240           97,720
WorldCom, Inc.*                                                   4,550          166,075
                                                                            ------------
                                                                                 741,301
                                                                            ------------
Utilities (4.42%)
ALLTEL Corp.                                                      2,100          106,181
Duke Energy Corp.                                                 2,800          209,475
SBC Communications, Inc.                                          4,830          201,653
                                                                            ------------
                                                                                 517,309
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $8,509,525)                                               (98.68%)      11,538,880
                                                               --------     ------------

                                                INTEREST       PAR VALUE
                                                  RATE      (000s OMITTED)
                                               ---------    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.75%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.25% thru 9.25%,  due 02-15-16
thru 02-15-19)  -- Note A                         6.61%             $88           88,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                   622
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.76%)          88,622
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (99.44%)      11,627,502
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.56%)          65,613
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $11,693,115
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Medium Capitalization Growth Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Medium Capitalization Growth Fund on August 31, 2000. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Banks -- United States (2.10%)
Fifth Third Bancorp                                               2,950         $136,253
Mellon Financial Corp.                                            3,249          147,017
Northern Trust Corp.                                              3,800          320,387
                                                                            ------------
                                                                                 603,657
                                                                            ------------
Computers (16.36%)
America Online Latin America, Inc.  (Class A)*                   10,000           78,125
Ariba, Inc.*                                                      1,300          204,587
Art Technology Group, Inc.*                                       2,600          265,037
Brocade Communications Systems, Inc.*                             1,900          429,044
DST Systems, Inc.*                                                1,394          131,036
EMC Corp.*                                                        1,600          156,800
Exodus Communications, Inc.*                                      3,220          220,369
Fiserv, Inc.*                                                     2,200          119,213
i2 Technologies, Inc.*                                            2,200          372,212
Lexmark International Group, Inc.  (Class A)*                     2,301          156,037
McDATA Corp. (Class B)*                                              50            5,378
Mercury Interactive Corp.*                                        2,250          274,922
Network Appliance, Inc.*                                          3,070          359,190
NorthPoint Communications Group, Inc.*                           20,150          230,466
Palm, Inc.*                                                       6,850          301,400
Parametric Technology Corp.*                                     16,000          214,000
Phone.com, Inc.*                                                  1,420          131,261
Rational Software Corp.*                                          1,700          218,769
RealNetworks, Inc.*                                               2,400          116,850
Redback Networks, Inc.*                                           2,500          373,437
Siebel Systems, Inc.*                                             1,200          237,375
StorageNetworks, Inc.*                                               50            5,075
VERITAS Software Corp.*                                             837          100,911
                                                                            ------------
                                                                               4,701,494
                                                                            ------------
Cosmetics & Personal Care (0.55%)
Estee Lauder Cos., Inc. (The) (Class A)                           3,859          157,978
                                                                            ------------
Diversified Operations (0.55%)
Mitsubishi Corp., American Depositary  Receipts
(ADR) (Japan)                                                    10,789          157,834
                                                                            ------------
Electronics (26.11%)
Aeroflex, Inc.*                                                   7,712          283,416
Altera Corp.*                                                     5,680          368,135
Amphenol Corp. (Class A)*                                         6,237          399,168
Analog Devices, Inc.*                                             2,823          283,711
Applied Micro Circuits Corp.*                                     2,260          458,639
ASM Lithography Holding NV*  (Netherlands)                        6,500          247,813
Atmel Corp.*                                                     11,720          234,400
Flextronics International Ltd.*  (Singapore)                      4,600          383,238
Jabil Circuit, Inc.*                                              5,550          354,159
KLA-Tencor Corp.*                                                 4,270          280,219
Lam Research Corp.*                                               7,850          236,481
Linear Technology Corp.                                           3,680          264,730
Maxim Integrated Products, Inc.*                                  1,850          162,222
Molex, Inc.                                                       4,810          254,028
Novellus Systems, Inc.*                                           1,300           80,031
PE Corp.-PE Biosystems Group                                      4,503          442,983
QLogic Corp.*                                                     2,650          300,775
Sanmina Corp.*                                                    2,540          299,720
SCI Systems, Inc.*                                                7,204          444,847
Tektronix, Inc.*                                                  4,324          329,435
Teradyne, Inc.*                                                   1,421           92,099
Vishay Intertechnology, Inc.*                                     4,306          173,586
Vitesse Semiconductor Corp.*                                      3,450          306,403
Waters Corp.*                                                     7,018          558,370
Xilinx, Inc.*                                                     3,010          267,514
                                                                            ------------
                                                                               7,506,122
                                                                            ------------
Energy (10.62%)
Baker Hughes, Inc.                                               11,543          422,041
BJ Services Co.*                                                  4,810          322,270
Calpine Corp.*                                                    2,655          262,845
Coflexip SA (ADR) (France)                                        1,412           83,882
Cooper Cameron Corp.*                                             2,902          225,812
Diamond Offshore Drilling, Inc.                                   5,932          265,828
Dynegy, Inc. (Class A)                                            4,174          187,830
El Paso Energy Corp.                                              3,851          224,321
Grant Prideco, Inc.*                                              4,538          106,643
R&B Falcon Corp.*                                                15,331          436,933
Transocean Sedco Forex, Inc.                                      5,026          300,304
Weatherford International, Inc.*                                  4,538          213,002
                                                                            ------------
                                                                               3,051,711
                                                                            ------------
Fiber Optics (0.04%)
Corvis Corp.*                                                       100           10,381
                                                                            ------------
Finance (3.35%)
Associates First Capital Corp. (Class A)                          4,635          130,359
Capital One Financial Corp.                                       4,439          267,727
Concord EFS, Inc.*                                               13,572          436,001
Golden West Financial Corp.                                       2,723          129,683
                                                                            ------------
                                                                                 963,770
                                                                            ------------
Insurance (1.77%)
AFLAC, Inc.                                                       4,733          255,582
Ambac Financial Group, Inc.                                       1,985          128,281
AXA Corp. (ADR) (France)                                          1,781          125,227
                                                                            ------------
                                                                                 509,090
                                                                            ------------
Media (6.70%)
Clear Channel Communications, Inc.*                               5,059          366,145
Entercom Communications Corp.*                                    3,216          132,861
Entravision Communications Corp.  (Class A)*                      8,840          175,143
Hispanic Broadcasting Corp.*                                      6,325          162,473
Houghton Mifflin Co.                                              4,103          201,816
New York Times Co. (The) (Class A)                                2,644          103,612
PrimaCom AG* (ADR) (Germany)                                      5,121           87,377
Radio One, Inc. (Class D)*                                       17,910          314,544
Reader's Digest Association, Inc.  (Class A)                      4,007          154,269
Scripps (E.W.) Co. (The) (Class A)                                2,550          129,253
Telewest Communications Plc* (ADR)  (United
Kingdom)                                                          4,088           99,645
                                                                            ------------
                                                                               1,927,138
                                                                            ------------
Medical (11.67%)
Affymetrix, Inc.*                                                 3,190          252,010
Alkermes, Inc.*                                                   5,700          263,625
Allergan, Inc.                                                    3,445          251,916
Alpharma, Inc. (Class A)                                          3,990          225,934
ALZA Corp.*                                                       1,952          147,620
Biogen, Inc.*                                                     3,200          221,200
Community Health Care*                                            6,254          148,532
Forest Laboratories, Inc.*                                        1,215          118,918
Health Management Associates, Inc.  (Class A)*                    6,614          107,891
Human Genome Sciences, Inc.*                                        900          150,244
Immunex Corp.*                                                    4,350          218,587
MedImmune, Inc.*                                                  3,650          307,056
Millennium Pharmaceuticals, Inc.*                                 2,450          350,656
QLT PhotoTherapeutics, Inc.* (Canada)                             4,050          299,953
Stryker Corp.                                                     6,504          291,461
                                                                            ------------
                                                                               3,355,603
                                                                            ------------
Office (0.85%)
Avery Dennison Corp.                                              4,503          243,443
                                                                            ------------
Retail (0.59%)
Kroger Co.                                                        7,433          168,636
                                                                            ------------
Telecommunications (14.52%)
Allegiance Telecom, Inc.*                                         7,350          366,122
American Tower Corp. (Class A)*                                   6,418          233,054
COLT Telecom Group Plc* (ADR)  (United Kingdom)                     693           93,901
Comverse Technology, Inc.*                                        3,920          360,395
Crown Castle International Corp.*                                 4,800          166,500
Dobson Communications Corp.  (Class A)*                          17,300          373,031
Global Crossing Ltd.* (Bermuda)                                  11,322          340,368
Intermedia Communications, Inc.*                                 13,600          282,200
McLeodUSA, Inc. (Class A)*                                       19,215          303,837
Metromedia Fiber Network, Inc.  (Class A)*                        5,200          207,675
NEXTLINK Communications, Inc.  (Class A)*                         6,550          229,659
NTL, Inc.*                                                        2,137           93,627
Scientific-Atlanta, Inc.                                          4,282          333,728
Time Warner Telecom, Inc. (Class A)*                              1,700          110,394
UnitedGlobalCom, Inc. (Class A)*                                  4,200          160,913
Versatel Telecom International NV*  (ADR)
(Netherlands)                                                     2,359           67,379
VoiceStream Wireless Corp.*                                         835           93,990
Western Wireless Corp. (Class A)*                                 7,000          357,875
                                                                            ------------
                                                                               4,174,648
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $18,670,359)                                              (95.78%)      27,531,505
                                                               --------     ------------

                                                INTEREST       PAR VALUE
                                                  RATE      (000s OMITTED)
                                               ---------    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.38%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.25% thru 9.25%,  due 02-15-16
thru 02-15-19)  -- Note A                         6.61%          $1,834        1,834,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                   308
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (6.38%)       1,834,308
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (102.16%)      29,365,813
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (2.16%)        (620,309)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $28,745,504
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------
The Medium Capitalization Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at August 31, 2000, assigned to country categories.

                                MARKET VALUE AS A
                                    PERCENTAGE OF
COUNTRY DIVERSIFICATION         FUND'S NET ASSETS
------------------------        ------------------
Bermuda                                1.18%
Canada                                 1.04
France                                 0.73
Germany                                0.30
Japan                                  0.55
Netherlands                            1.10
Singapore                              1.33
United Kingdom                         0.67
United States                         95.26
                                    -------
TOTAL INVESTMENTS                    102.16%
                                    =======

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Small Capitalization Growth Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Growth Fund on August 31, 2000. It's divided into two main categories: common stocks and short-term investments.
Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF        MARKET
ISSUER, DESCRIPTION                                             SHARES          VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (2.05%)
Getty Images, Inc.*                                               4,820         $202,440
                                                                            ------------
Business Services -- Misc. (5.34%)
Forrester Research, Inc.*                                         2,100          128,363
Heidrick & Struggles International, Inc.*                         2,600          151,125
Management Network Group, Inc. (The)*                             7,350          147,459
Viant Corp.*                                                      7,200           99,900
                                                                            ------------
                                                                                 526,847
                                                                            ------------
Computer Software (12.28%)
Advent Software, Inc.*                                            4,290          264,371
Interwoven, Inc.*                                                 3,600          345,600
Manugistics Group, Inc.*                                          2,000          175,500
Micromuse, Inc.*                                                  1,000          151,875
M-Systems Flash Disk Pioneers Ltd.*  (Israel)                     3,500          273,875
                                                                            ------------
                                                                               1,211,221
                                                                            ------------
Electronics (20.12%)
Credence Systems Corp.*                                           1,660           97,214
DuPont Photomasks, Inc.*                                          1,550          117,606
Elantec Semiconductor, Inc.*                                      1,900          168,150
Electro Scientific Industries, Inc.*                              2,550          105,028
Exar Corp.*                                                       2,260          272,613
Integrated Silicon Solution, Inc. *                               6,600          193,875
Micrel, Inc.*                                                     3,240          247,657
Plexus Corp.*                                                     1,150          177,962
PLX Technology, Inc.*                                             5,840          182,865
PRI Automation, Inc.*                                             3,590          185,334
Semtech Corp.*                                                    1,990          235,691
                                                                            ------------
                                                                               1,983,995
                                                                            ------------
Fiber Optics (1.60%)
Stratos Lightwave, Inc.*                                          3,350          157,450
                                                                            ------------
Finance (3.63%)
Actrade Financial Technologies, Ltd.*                             4,400          151,250
Affiliated Managers Group, Inc.*                                  3,700          206,275
                                                                            ------------
                                                                                 357,525
                                                                            ------------
Instruments -- Scientific (1.38%)
Varian, Inc.*                                                     2,800          136,500
                                                                            ------------
Media (0.58%)
Radio One, Inc. (Class A)*                                        1,080           22,748
Radio One, Inc. (Class D)*                                        1,960           34,423
                                                                            ------------
                                                                                  57,171
                                                                            ------------
Medical (21.97%)
Alexion Pharmaceuticals, Inc.*                                    2,000          210,000
Alkermes, Inc.*                                                   4,080          188,700
Cell Therapeutics, Inc.*                                            250           11,625
COR Therapeutics, Inc.*                                           4,400          247,500
Corvas International, Inc.*                                         450            7,172
CV Therapeutics, Inc.*                                            3,490          261,750
Exelixis, Inc.*                                                   3,000          135,000
Human Genome Sciences, Inc.*                                        800          133,550
Inhale Therapeutic Systems, Inc.*                                 3,960          199,980
Invitrogen Corp.*                                                 2,300          145,188
NPS Pharmaceuticals, Inc.*                                        3,200          141,600
Physiometrix, Inc.*                                               6,600          152,625
Priority Healthcare Corp.*                                        2,300          132,825
Province Healthcare Co.*                                          4,030          180,846
Vascular Solutions, Inc.*                                         1,000           18,375
                                                                            ------------
                                                                               2,166,736
                                                                            ------------
Metal (1.30%)
Maverick Tube Corp.*                                              4,580          128,526
                                                                            ------------
Oil & Gas (7.97%)
Dril-Quip, Inc.*                                                  3,690          167,664
Hanover Compressor Co.*                                           1,527           48,482
Marine Drilling Cos., Inc.*                                       5,000          135,938
Newfield Exploration Co.*                                         4,050          175,162
Pride International, Inc.*                                        4,100          100,963
Universal Compression Holdings, Inc.*                             4,800          157,800
                                                                            ------------
                                                                                 786,009
                                                                            ------------
Retail (5.84%)
Insight Enterprises, Inc.*                                        2,140         $107,535
99 Cents Only Stores*                                             4,331          194,624
Tech Data Corp.*                                                  5,300          273,612
                                                                            ------------
                                                                                 575,771
                                                                            ------------
Steel (1.35%)
Lone Star Technologies, Inc.*                                     2,650          133,163
                                                                            ------------
Telecommunications (13.71%)
AirGate PCS, Inc.*                                                2,950          200,784
California Amplifier, Inc.*                                       3,300          137,775
Intermedia Communications, Inc.*                                  8,000          166,000
Powertel, Inc.*                                                   2,080          162,240
Powerwave Technologies, Inc.*                                     3,700          178,062
Repeater Technologies, Inc.*                                     10,700          185,244
SBA Communications Corp.*                                         3,730          166,451
Tollgrade Communications, Inc.*                                     900          100,069
WJ Communications, Inc.*                                            950           55,991
                                                                            ------------
                                                                               1,352,616
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $6,797,769)                                               (99.12%)       9,775,970
                                                              ---------     ------------

                                                INTEREST       PAR VALUE
                                                  RATE      (000s OMITTED)
                                               ---------    --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.74%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.25% thru 9.25%, due 02-15-16
thru 02-15-19) -- Note A                          6.61%             $73           73,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                   173
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.74%)          73,173
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (99.86%)       9,849,143
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.14%)          13,964
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)      $9,863,107
                                                              =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Small Capitalization Value Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Value Fund on August 31, 2000. It's divided into four main categories: common stocks, preferred stock, bonds and short-term investments. Common and preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Advertising (1.08%)
Penton Media, Inc.                                               10,000         $313,125
                                                                            ------------
Aerospace (0.50%)
Innovative Solutions & Support, Inc.*                            10,050          144,469
                                                                            ------------
Automobile/Trucks (0.73%)
Tenneco Automotive, Inc.                                         29,650          211,256
                                                                            ------------
Broker Services (1.27%)
Jefferies Group, Inc.                                            12,100          368,294
                                                                            ------------
Business Services -- Misc. (9.80%)
ACNielsen Corp.*                                                 50,800        1,222,375
Iron Mountain, Inc.*                                             14,600          498,225
Sensormatic Electronics Corp.*                                   48,050          798,831
Xpedior, Inc.*                                                   30,000          322,500
                                                                            ------------
                                                                               2,841,931
                                                                            ------------
Chemicals (0.41%)
Genzyme Surgical Products*                                       11,500          117,875
                                                                            ------------
Computers (22.44%)
Aspen Technology, Inc.*                                          10,150          466,266
AXENT Technologies, Inc.*                                        42,200        1,002,250
Bell & Howell Co.*                                               25,000          556,250
Diversinet Corp.* (Canada)                                       35,100          318,094
Electronics for Imaging, Inc.*                                   21,300          553,800
Hyperion Solutions Corp.*                                         8,250          260,906
Integral Systems, Inc.*                                          10,000          151,250
NetCreations, Inc.*                                               4,700           99,287
NetRatings, Inc.*                                                10,050          173,991
NorthPoint Communications Group, Inc.*                           18,000          205,875
Parametric Technology Corp.*                                     23,200          310,300
PSINet, Inc.*                                                    27,765          487,623
Student Advantage, Inc.*                                         54,950          515,156
UNOVA, Inc.*                                                     56,250          421,875
Viant Corp.*                                                     33,900          470,363
Wind River Systems, Inc.*                                        12,500          509,375
                                                                            ------------
                                                                               6,502,661
                                                                            ------------
Containers (2.28%)
Pactiv Corp.*                                                    60,000          660,000
                                                                            ------------
Diversified Operations (1.29%)
ESCO Electronics Corp.*                                          20,250          373,359
                                                                            ------------
Electronics (12.79%)
Alpha Industries, Inc.                                            7,950          400,978
Amphenol Corp. (Class A)*                                         9,750          624,000
Micro Component Technology*                                      25,000          228,125
Repeater Technologies, Inc.*                                     12,150          210,347
SBS Technologies, Inc.*                                           7,000          360,938
Vicor Corp.*                                                     43,150        1,882,419
                                                                            ------------
                                                                               3,706,807
                                                                            ------------
Food (2.67%)
Hain Celestial Group, Inc.*                                      24,800          775,000
                                                                            ------------
Insurance (1.34%)
StanCorp Financial Group, Inc.                                    9,700          388,000
                                                                            ------------
Leisure (1.76%)
Six Flags, Inc.                                                  34,100          509,369
                                                                            ------------
Machinery (3.06%)
Applied Science & Technology, Inc.*                              30,650          473,159
Zebra Technologies Corp. (Class A)*                               7,650          413,100
                                                                            ------------
                                                                                 886,259
                                                                            ------------
Media (5.59%)
Pegasus Communications Corp.*                                    21,950        1,092,013
Regent Communications, Inc.*                                     46,500          406,875
Sinclair Broadcast Group, Inc.  (Class A)*                       10,000          120,625
                                                                            ------------
                                                                               1,619,513
                                                                            ------------
Medical (4.44%)
Covance Inc.*                                                    65,600          680,600
DENTSPLY International, Inc.                                     11,500          383,812
I-STAT Corp.*                                                     1,650           30,628
Shire Pharmaceuticals Group Plc*  (United
Kingdom)                                                         10,000          190,460
                                                                            ------------
                                                                               1,285,500
                                                                            ------------
Office (0.18%)
Danka Business Systems Plc, American Depositary
Receipts (ADR) (United Kingdom)                                  32,699           53,136
                                                                            ------------
Oil & Gas (3.79%)
Basin Exploration, Inc.*                                          6,800          136,000
Grey Wolf, Inc.*                                                 64,350          353,925
Tidewater, Inc.                                                   7,000          282,625
Veritas DGC, Inc.*                                               12,200          325,588
                                                                            ------------
                                                                               1,098,138
                                                                            ------------
Retail (1.58%)
Ruddick Corp.                                                     9,100          111,475
Whole Foods Market, Inc.*                                         6,850          345,925
                                                                            ------------
                                                                                 457,400
                                                                            ------------
Schools/Education (6.11%)
Career Education Corp.*                                          17,200          686,925
Corinthian Colleges, Inc.*                                       20,100        1,085,400
                                                                            ------------
                                                                               1,772,325
                                                                            ------------
Telecommunications (12.88%)
Alaska Communications Systems Holdings, Inc.*                    41,700          337,511
ANTEC Corp.*                                                     15,750          567,984
CFW Communications Co.                                           18,000          612,000
Commonwealth Telephone Enterprises,  Inc.                         7,500          289,687
CT Communications, Inc.                                          12,000          291,000
CTC Communications Group, Inc.*                                  47,150        1,161,069
Global Light Telecommunications, Inc.*                           12,450          123,877
Intermedia Communications, Inc.*                                 16,850          349,637
                                                                            ------------
                                                                               3,732,765
                                                                            ------------
Waste Disposal Service & Equip (1.01%)
Casella Waste Systems, Inc. (Class A)*                           29,900          293,394
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $23,574,614)                                              (97.00%)      28,110,576
                                                               --------     ------------
PREFERRED STOCKS
Real Estate Investment Trust (0.65%)
Anthracite Capital, Inc., Ser B, 10.00%                          11,100          188,700
                                                                            ------------
TOTAL PREFERRED STOCKS
(Cost $277,500)                                                  (0.65%)         188,700
                                                               --------     ------------

                                          INTEREST   CREDIT     PAR VALUE
                                            RATE     RATING  (000s OMITTED)
                                          --------   ------   ------------
BONDS
Retail (1.79%)
Brightpoint, Inc., Liquid Yield Option
Notes (LYONS)  Zero-Coupon
Convertible 03-11-18                         Zero      B         $1,900          517,750
                                                                            ------------
TOTAL BONDS
(Cost $462,125)                                                  (1.79%)        517,750
                                                              ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.64%)
Investment in a joint  repurchase
agreement  transaction with  UBS
Warburg, Inc. -- Dated 08-31-00, due
09-01-00 (Secured by U.S. Treasury
Bonds,  7.25% thru 9.25%,  due
02-15-16  thru 02-15-19) -- Note A          6.61%                   184          184,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                                   117
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.64%)         184,117
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (100.08%)      29,001,143
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.08%)         (21,811)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $28,979,332
                                                              =========     ============

* Non-income producing security

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- International Equity Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on August 31, 2000. It's divided into six main categories: common stocks, rights, units, warrants, preferred stocks and short-term investments. Common stocks, rights, units, warrants and preferred stocks are further broken down by country.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                          ----------     ------------
COMMON STOCKS
Argentina (0.15%)
Perez Companc SA (Finance)                                        9,000          $15,033
                                                                            ------------
Australia (0.88%)
AMP Ltd. (Insurance)                                                992           10,194
Broken Hill Proprietary Co., Ltd. (Diversified
Operations)                                                         500            5,469
Lend Lease Corp. Ltd. (Real Estate Operations)                      847            9,989
National Australia Bank Ltd. (Banks -- Foreign)                     811           11,879
News Corp. Ltd. (The) (Media)                                     1,160           15,134
Publishing & Broadcasting Ltd. (Media)                            1,266           10,581
Qantas Airways Ltd. (Transport)                                   1,562            3,549
ResMed, Inc.* (Medical)                                           1,200            4,186
Telstra Corp. Ltd. (Telecommunications)                           2,425            8,824
Westpac Banking Corp. Ltd. (Banks -- Foreign)                       929            6,776
Woodside Petroleum Ltd. (Oil & Gas)                                 652            5,376
                                                                            ------------
                                                                                  91,957
                                                                            ------------
Belgium (0.74%)
Fortis (B) (Insurance)                                            1,500           45,555
Fortis (B)* (Insurance)                                             567                5
UCB SA (Medical)                                                    840           31,976
                                                                            ------------
                                                                                  77,536
                                                                            ------------
Brazil (1.31%)
Companhia Brasileira de Distribuicao  Grupo Pao
de Acucar, American Depositary Receipts (ADR)
(Retail)                                                          1,050           39,178
Companhia Paranaense de Energia-Copel (ADR)
(Utilities)                                                       2,910           28,191
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                                450           41,287
Uniao de Bancos Brasileiros SA, Global
Depositary Receipts (GDR) (Finance)                                 840           28,560
                                                                            ------------
                                                                                 137,216
                                                                            ------------
Canada (7.96%)
Bombardier, Inc. (Diversified Operations)                        20,310          335,281
Nortel Networks Corp. (Telecommunications)                        4,210          343,922
Suncor Energy, Inc. (Oil & Gas)                                   6,750          152,471
                                                                            ------------
                                                                                 831,674
                                                                            ------------
Chile (0.30%)
Empresa Nacional de Electricidad SA* (ADR)
(Utilities)                                                       2,950           31,528
                                                                            ------------
China (0.27%)
China Shipping Development Co. Ltd.* (Transport)                 38,000            7,455
Shandong International Power  Development Co.
Ltd. (Utilities)                                                 84,000           16,156
Sinopec Zhenhai Refining and Chemical  Co., Ltd.
(Oil & Gas)                                                      24,000            4,401
                                                                            ------------
                                                                                  28,012
                                                                            ------------
Finland (1.30%)
Nokia Oyj (Telecommunications)                                    3,109          136,262
                                                                            ------------
France (12.37%)
Accor SA (Leisure)                                                  715           30,785
Alcatel SA (Telecommunications)                                   1,434          117,183
BNP Paribas SA (Banks -- Foreign)                                   500           45,941
Bouygues SA (Building)                                            1,229           77,191
Cap Gemini SA (Computers)                                           331           69,054
Carrefour SA (Retail)                                             1,697          123,685
Credit Lyonnais SA (Banks -- Foreign)                             1,658           66,971
Dassault Systemes SA (Computers)                                    400           34,374
Etablissements Economiques du Casino
Guichard-Perrachon SA (Retail)                                      400           39,949
France Telecom SA (Telecommunications)                              885          100,957
Lafarge SA (Building)                                               300           22,212
Pinault-Printemps-Redoute SA (Retail)                               353           66,718
PSA Peugeot Citroen SA (Automobile/Trucks)                          154           28,423
Renault SA (Automobile/Trucks)                                      670           29,121
Sagem SA (Electronics)                                              124           34,136
Schneider Electric SA (Machinery)                                   224           16,505
Sodexho Alliance SA (Business Services -- Misc.)                    204           31,946
STMicroelectronics NV (Electronics)                               1,326           81,224
Total Fina SA (Oil & Gas)                                         1,192          176,825
Vivendi SA (Diversified Operations)                                 968           79,059
Wanadoo SA* (Computers)                                           1,032           19,010
                                                                            ------------
                                                                               1,291,269
                                                                            ------------
Germany (5.05%)
Allianz AG (Insurance)                                              321          108,145
BASF AG (Chemicals)                                                 800           29,665
Bayerische Motoren Werke AG (Automobile/Trucks)                       1               32
Deutsche Bank AG (Banks -- Foreign)                                 527           45,849
Deutsche Telekom AG (Telecommunications)                            952           36,552
Dresdner Bank AG (Banks -- Foreign)                                 600           26,867
Metro AG (Retail)                                                   700           26,653
SAP AG (Computers)                                                  460           89,840
Siemens AG (Diversified Operations)                                 600           96,143
Volkswagen AG (Automobile/Trucks)                                 1,534           67,055
                                                                            ------------
                                                                                 526,801
                                                                            ------------
Greece (0.37%)
Alpha Credit Bank SA (Banks -- Foreign)                             430           13,116
Hellenic Telecommunications Organization  SA
(ADR) (Telecommunications)                                        1,570           14,522
STET Hellas Telecommunications SA* (ADR)
(Telecommunications)                                                630           11,025
                                                                            ------------
                                                                                  38,663
                                                                            ------------
Hong Kong (2.95%)
Aeon Credit Service Co. Ltd. (Finance)                           17,600            6,093
ASM Pacific Technology Ltd. (Electronics)                         3,500           11,130
Cathay Pacific Airways Ltd. (Transport)                           3,000            5,828
Cheung Kong Holdings Ltd. (Real Estate
Operations)                                                       4,000           52,314
China Unicom Ltd.* (Telecommunications)                           2,000            4,642
Citic Pacific Ltd. (Diversified Operations)                       1,000            4,770
Dah Sing Financial Group (Finance)                                5,200           24,270
Giordano International Ltd. (Retail)                              4,000            2,244
Guoco Group Ltd. (Finance)                                        3,000            7,693
Hang Seng Bank Ltd. (Banks -- Foreign)                            1,100           11,812
Hongkong Electric Holdings Ltd. (Utilities)                       1,500            4,751
Hongkong Land Holdings Ltd. (Real Estate
Operations)                                                       4,000            8,000
HSBC Holdings Plc (Banks -- Foreign)                              3,005           42,769
Hutchison Whampoa Ltd. (Diversified Operations)                   3,400           47,955
Legend Holdings Ltd. (Computers)                                  6,000            6,385
Li & Fung Ltd. (Business Services -- Misc.)                       4,000           17,438
Pacific Century CyberWorks Ltd.* (Computers)                     10,789           20,059
Sun Hung Kai Properties, Ltd. (Real Estate
Operations)                                                       1,000            9,424
Swire Pacific Ltd. (Diversified Operations)                       2,500           17,150
Tan Chong International Ltd. (Diversified
Operations)                                                      21,000            3,366
                                                                            ------------
                                                                                 308,093
                                                                            ------------
Hungary (0.10%)
Magyar Tavkozlesi Rt (Telecommunications)                         1,900           10,491
                                                                            ------------
Ireland (0.61%)
CRH Plc (Building)                                                3,829           63,973
                                                                            ------------
Israel (0.40%)
Bank Leumi Le-Israel Ltd. (Banks -- Foreign)                     11,000           25,338
Partner Communications Co. Ltd.* (ADR)
(Telecommunications)                                              1,700           16,150
                                                                            ------------
                                                                                  41,488
                                                                            ------------
Italy (4.56%)
Assicurazioni Generali SpA (Insurance)                            2,915           89,667
Banca Intesa SpA (Banks -- Foreign)                               8,764           37,501
Eni SpA (Oil & Gas)                                               6,760           39,428
Gruppo Editoriale L'Espresso SpA (Media)                          2,245           32,287
Riunione Adriatica di Sicurta SpA (Insurance)                     4,370           51,093
San Paolo-IMI SpA* (Banks -- Foreign)                             2,735           48,511
Telecom Italia Mobile SpA (Telecommunications)                    8,115           70,312
Telecom Italia SpA (Telecommunications)                           5,002           61,457
UniCredito Italiano SpA (Banks -- Foreign)                        8,897           45,968
                                                                            ------------
                                                                                 476,224
                                                                            ------------
Japan (17.47%)
Aiful Corp. (Finance)                                               500           43,132
Amano Corp. (Manufacturing)                                       4,000           41,444
Asahi Denka Kogyo K.K. (Chemicals)                                4,000           31,467
Asahi Glass Co., Ltd. (Glass Products)                            3,000           28,045
Azel Corp. (Real Estate Operations)                              10,000           29,161
Chubu Electric Power Co., Inc. (Utilities)                        4,000           67,886
Chugai Pharmaceutical Co., Ltd. (Medical)                         2,000           35,631
Daibiru Corp. (Real Estate Operations)                            5,000           41,678
Daio Paper Corp. (Paper & Paper Products)                         4,000           40,356
Daito Trust Construction Co., Ltd. (Real Estate
Operations)                                                       3,000           50,352
Futaba Industrial Co., Ltd. (Automobile/Trucks)                   3,000           38,368
Inax Corp. (Building)                                             5,000           27,051
Japan Airlines Co., Ltd. (Transport)                             11,000           39,503
Katokichi Co., Ltd. (Food)                                        2,000           49,695
Kirin Brewery Co., Ltd. (Beverages)                               6,000           65,823
Koito Manufacturing Co., Ltd.
(Automobile/Trucks)                                               3,000           14,599
Kurita Water Industries Ltd. (Pollution Control)                  1,000           20,816
Maeda Corp. (Building)                                           20,000           76,324
Marui Co., Ltd. (Retail)                                          1,000           15,762
Max Co., Ltd. (Machinery)                                         4,000           45,945
Meiwa Estate Co., Ltd. (Real Estate Operations)                   2,000           44,726
Melco, Inc. (Computers)                                           1,000           47,351
Mitsui Fudosan Co., Ltd. (Real Estate
Operations)                                                       7,000           75,809
Mizuno Corp. (Retail)                                            12,000           36,906
Murata Manufacturing Co., Ltd. (Electronics)                        100           15,312
Nikko Securities Co., Ltd. (The) (Broker
Services)                                                         3,000           28,945
Nippon Meat Packers, Inc. (Food)                                  4,000           50,933
Nissin Food Products Co., Ltd. (Food)                             2,000           52,133
Nitto Denko Corp. (Electronics)                                   1,000           40,506
Orix Corp. (Leasing Companies)                                      100           13,315
Q.P. Corp. (Food)                                                12,000          101,266
Rohm Co., Ltd. (Electronics)                                        100           28,458
Santen Pharmaceutical Co., Ltd. (Medical)                         1,000           22,504
Sekisui House, Ltd. (Building)                                   11,000          111,599
Shiseido Co., Ltd. (Cosmetics & Personal Care)                    3,000           35,443
Stanley Electric Co., Ltd. (Electronics)                          3,000           36,287
Sumitomo Bakelite Co., Ltd. (Chemicals)                           2,000           26,442
Sumitomo Metal Mining Co., Ltd. (Metal)                           6,000           32,911
Taisho Pharmaceutical Co., Ltd. (Medical)                         1,000           30,286
Takefuji Corp. (Finance)                                            300           29,508
Terumo Corp. (Medical)                                            1,000           27,661
Toho Gas Co., Ltd. (Oil & Gas)                                   19,000           36,699
Tokuyama Corp. (Chemicals)                                       11,000           65,495
Tokyu Corp. (Transport)                                           6,000           31,336
                                                                            ------------
                                                                               1,824,869
                                                                            ------------
Malaysia (0.53%)
AMMB Holdings Berhad (Banks -- Foreign)                           3,200           10,526
British American Tobacco Berhad (Tobacco)                           400            3,737
Malayan Banking Berhad (Banks -- Foreign)                         2,000            7,684
Malaysian Pacific Industries Berhad
(Electronics)                                                     1,000            8,684
Mesiniaga Berhad (Computers)                                      2,000            5,000
Resorts World Berhad (Leisure)                                    5,000           10,329
Tanjong Plc (Leisure)                                             2,000            4,342
Technology Resources Industries Berhad*
(Telecommunications)                                              4,000            4,800
                                                                            ------------
                                                                                  55,102
                                                                            ------------
Mexico (0.68%)
Grupo Financiero BBVA Bancomer,  SA de CV*
(Finance)                                                        60,000           35,996
Telefonos de Mexico SA (ADR)
(Telecommunications)                                                650           35,384
                                                                            ------------
                                                                                  71,380
                                                                            ------------
Netherlands (7.33%)
Aegon NV (Insurance)                                              1,591           62,005
Akzo Nobel NV (Chemicals)                                         1,445           63,896
Fortis (NL) NV (Insurance)                                        1,376           42,351
ING Groep NV (Banks -- Foreign)                                   1,127           75,437
Koninklijke (Royal) Philips Electronics NV
(Electronics)                                                     1,198           58,281
Koninklijke Ahold NV (Retail)                                     3,208           90,620
Koninklijke Numico NV (Food)                                      1,315           66,425
Royal Dutch Petroleum Co. (Oil & Gas)                             3,341          203,169
TNT Post Group NV (Transport)                                     1,188           27,748
VNU NV (Media)                                                      700           37,285
Wolters Kluwer NV (Media)                                         1,894           38,336
                                                                            ------------
                                                                                 765,553
                                                                            ------------
New Zealand (0.11%)
Auckland International Airport Ltd. (Transport)                   4,700            5,947
Telecom Corp of New Zealand Ltd.
(Telecommunications)                                              2,000            5,565
                                                                            ------------
                                                                                  11,512
                                                                            ------------
Norway (0.54%)
Tomra Systems ASA (Machinery)                                     1,900           56,469
                                                                            ------------
Philippine Islands (0.01%)
Manila Electric Co. (Utilities)                                     700            1,017
                                                                            ------------
Poland (0.15%)
Polski Koncern Naftowy Orlen SA (Oil & Gas)                       3,400           15,745
                                                                            ------------
Portugal (0.23%)
Portugal Telecom SA (Telecommunications)                          2,000           20,809
PT Multimedia.com Servicos de Acesso a  Internet
SGPS SA* (Computers)                                                500            3,054
                                                                            ------------
                                                                                  23,863
                                                                            ------------
Singapore (1.18%)
DBS Group Holdings Ltd. (Banks -- Foreign)                        1,000           12,085
DBS Land Ltd. (Real Estate Operations)                            3,000            4,846
Flextech Holdings Ltd. (Electronics)                              9,000            6,275
Keppel Land Ltd. (Real Estate Operations)                         4,000            6,205
Keppel TatLee Bank Ltd. (Banks -- Foreign)                        2,000            3,672
Neptune Orient Lines Ltd.* (Transport)                            8,000            8,739
Overseas Union Bank Ltd. (Banks -- Foreign)                       2,000           10,110
Pacific Century Regional Developments Ltd.*
(Real Estate Operations)                                          1,000           13,538
Singapore Airlines Ltd. (Transport)                               1,000            9,645
Singapore Technologies Engineering Ltd.
(Engineering/R&D Services)                                       12,000           16,176
United Overseas Bank Ltd. (Banks -- Foreign)                      2,000           15,688
Venture Manufacturing Ltd. (Electronics)                          1,000           12,783
Wing Tai Holdings Ltd. (Real Estate Operations)                   4,000            3,533
                                                                            ------------
                                                                                 123,295
                                                                            ------------
South Africa (1.11%)
ABSA Group Ltd. (Banks -- Foreign)                               10,500           43,363
Comparex Holdings Ltd.* (Computers)                              14,000           21,681
DataTec Ltd.* (Computers)                                         2,500           22,513
Rembrandt Group Ltd. (Diversified Operations)                     2,900           28,694
                                                                            ------------
                                                                                 116,251
                                                                            ------------
South Korea (1.13%)
LG Chemical Ltd. (Chemicals)                                        600           10,119
Pohang Iron & Steel Co. Ltd. (Steel)                                300           22,187
Samsung Electro Mechanics Co.* (Electronics)                        170            7,222
Samsung Electronics Co. (Electronics)                               270           66,602
Shinhan Bank (Banks -- Foreign)                                   1,080           11,786
                                                                            ------------
                                                                                 117,916
                                                                            ------------
Spain (3.30%)
Amadeus Global Travel Distribution SA*
(Transport)                                                       4,098           41,837
Banco Bilbao Vizcaya Argentaria SA (Banks --
Foreign)                                                          5,689           84,392
Banco Santander Central Hispano SA (Banks --
Foreign)                                                          6,426           69,027
Endesa SA (Utilities)                                             1,700           33,126
Telefonica Publicidad e Informacion, SA
(Advertising)                                                     2,527           22,882
Telefonica SA* (Telecommunications)                               4,855           93,097
                                                                            ------------
                                                                                 344,361
                                                                            ------------
Sweden (1.95%)
Ericsson (LM) Telefonaktiebolaget AB
(Telecommunications)                                              5,627          113,556
Nordic Baltic Holding AB (Banks -- Foreign)                       4,939           34,024
Skandia Forsakrings AB (Insurance)                                2,767           55,986
                                                                            ------------
                                                                                 203,566
                                                                            ------------
Switzerland (2.61%)
Adecco SA (Business Services -- Misc.)                               50           38,318
Credit Suisse Group (Banks -- Foreign)                              275           57,463
Novartis AG (Medical)                                                87          131,549
Roche Holding AG (Medical)                                            5           44,776
                                                                            ------------
                                                                                 272,106
                                                                            ------------
Taiwan (1.73%)
Advanced Semiconductor Engineering, Inc.* (GDR)
(Electronics) (R)                                                 1,052            9,415
China Steel Corp. (GDR) (Steel)                                   1,509           19,617
Compal Electronics, Inc. (Computers)                             12,000           23,003
Compeq Manufacturing Co., Ltd.* (Electronics)                     3,000           17,300
D-Link Corp. (Computers)                                          3,450            7,502
Hon Hai Precision Industry Co., Ltd.
(Electronics)                                                     1,300            9,926
Taiwan Semiconductor Manufacturing Co.,  Ltd.*
(Electronics)                                                    11,640           50,437
United Microelectronics Corp.* (Electronics)                      8,000           21,263
Winbond Electronics Corp.* (Electronics)                          9,000           22,326
                                                                            ------------
                                                                                 180,789
                                                                            ------------
Thailand (0.26%)
BEC World Pcl (Media)                                             1,700            9,317
PTT Exploration & Production Pcl (Oil & Gas)                      2,500           14,925
Shin Satellite Pcl* (Telecommunications)                          3,900            3,292
                                                                            ------------
                                                                                  27,534
                                                                            ------------
Turkey (0.28%)
Dogan Yayin Holding AS* (Diversified Operations)                231,000            2,927
Turkcel Iletisim Hizmetleri AS* (ADR)
(Telecommunications)                                                534            7,176
Vestel Elektronik Sanayi ve Ticaret AS*
(Household)                                                      45,000            8,588
Yapi ve Kredi Bankasi AS* (Banks -- Foreign)                  1,223,600           10,274
                                                                            ------------
                                                                                  28,965
                                                                            ------------
United Kingdom (18.12%)
Barclays Plc (Banks -- Foreign)                                   1,799           44,901
BP Amoco Plc (Oil & Gas)                                         23,978          219,379
British Telecommunications Plc
(Telecommunications)                                              4,882           61,987
Cable & Wireless Plc (Telecommunications)                         3,000           55,418
Carlton Communications Plc (Media)                                5,975           65,027
Centrica Plc (Utilities)                                         17,995           58,753
CGNU Plc (Insurance)                                              2,100           32,301
CMG Plc (Computers)                                               2,000           40,162
COLT Telecom Group Plc* (Telecommunications)                      1,027           34,575
Energis Plc* (Telecommunications)                                 3,376           30,814
Freeserve (Computers)                                             4,643           18,191
Glaxo Wellcome Plc (Medical)                                      4,752          136,602
HSBC Holdings Plc (Banks -- Foreign)                             10,652          153,180
Invensys Plc (Diversified Operations)                            12,040           46,998
Lloyds TSB Group Plc (Banks -- Foreign)                           7,030           66,104
Logica Plc (Computers)                                              617           19,294
Marconi Plc (Telecommunications)                                  7,424          131,646
Pearson Plc (Media)                                               2,794           80,682
Sage Group Plc (Computers)                                        4,290           39,561
Scoot.com Plc* (Telecommunications)                              14,530           26,830
SEMA Group Plc (Computers)                                        3,363           62,953
SmithKline Beecham Plc (Medical)                                  6,907           89,954
Telewest Communications Plc* (Media)                             12,191           30,427
Vodafone AirTouch Plc (Telecommunications)                       85,880          346,758
                                                                            ------------
                                                                               1,892,497
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $9,122,675)                                               (98.04%)      10,239,010
                                                              ---------     ------------
RIGHTS
United Kingdom (0.04%)
Pearson Plc* (Media)                                                299            3,736
                                                                            ------------
TOTAL RIGHTS
(Cost $0)                                                        (0.04%)          3,736
                                                              ---------     ------------
UNITS
Mexico (0.28%)
Controladora Comercial Mexicana SA de CV
(Retail)                                                         23,000           29,497
                                                                            ------------
TOTAL UNITS
(Cost $22,020)                                                   (0.28%)          29,497
                                                              ---------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-Gesellschaft AG*
(Insurance)                                                           2              135
                                                                            ------------
TOTAL WARRANTS
(Cost $90)                                                       (0.00%)             135
                                                              ---------     ------------

TOTAL COMMON STOCKS, RIGHTS, UNITS AND WARRANTS
(Cost $9,144,785)                                               (98.36%)      10,272,378
                                                              ---------     ------------
PREFERRED STOCKS
Germany (0.34%)
Fresenius AG (Medical)                                              145           35,013
                                                                            ------------
TOTAL PREFERRED STOCKS
(Cost $29,086)                                                   (0.34%)          35,013
                                                              ---------     ------------

                                                INTEREST      PAR VALUE
                                                  RATE     (000s OMITTED)
                                               ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.83%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 6.00% and 8.75%, due 08-15-20
and 02-15-26) -- Note A                           6.61%             $87           87,000
                                                                            ------------
                                                         NUMBER OF SHARES
                                                         ----------------
Cash Equivalents (8.22%)
Navigator Securities Lending Prime
Portfolio **                                                    858,764          858,764
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (9.05%)         945,764
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (107.75%)      11,253,155
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (7.75%)        (809,259)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $10,443,896
                                                              =========     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $9,415 as of August 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at August 31, 2000, assigned to the various investment categories.

                                   MARKET VALUE
                                  OF SECURITIES
INVESTMENT CATEGORIES         AS A % OF NET ASSETS
---------------------         -------------------
Advertising                            0.22%
Automobile/Trucks                      1.70
Banks -- Foreign                      10.91
Beverages                              0.63
Broker Services                        0.28
Building                               3.62
Business Services -- Misc.             0.84
Chemicals                              2.17
Computers                              5.26
Cosmetics & Personal Care              0.34
Diversified Operations                 6.39
Electronics                            5.15
Engineering/R&D Services               0.15
Finance                                1.82
Food                                   3.07
Glass Products                         0.27
Household                              0.08
Insurance                              4.76
Leasing Companies                      0.13
Leisure                                0.44
Machinery                              1.14
Manufacturing                          0.40
Media                                  3.09
Medical                                5.65
Metal                                  0.31
Oil & Gas                              8.31
Paper & Paper Products                 0.39
Pollution Control                      0.20
Real Estate Operations                 3.35
Retail                                 4.51
Steel                                  0.40
Telecommunications                    18.63
Tobacco                                0.04
Transport                              1.74
Utilities                              2.31
Short-Term Investments                 9.05
                                    -------
TOTAL INVESTMENTS                    107.75%
                                    =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund"), John Hancock Small Capitalization Growth Fund ("Small Capitalization Growth Fund"), John Hancock Small Capitalization Value Fund ("Small Capitalization Value Fund") and John Hancock International Equity Fund ("International Equity Fund") (each, a "Fund," and collectively, the "Funds") are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

The investment objective of the Active Bond Fund is a high rate of total return, consistent with prudent investment risk. The investment objective of the Dividend Performers Fund is long-term growth of capital, with income as a secondary objective. The investment objective of the Medium Capitalization Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Growth Fund is long-term growth of capital. The investment objective of the Small Capitalization Value Fund is capital appreciation. The investment objective of the International Equity Fund is long-term growth of capital.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income, including net realized gain on investments, to their shareholders. Therefore, no federal income tax provisions are required.

The following Funds had capital loss carryforwards available, to the extent provided by regulations, and to offset future net realized gains. To the extent such carryforwards are used by the Funds, no capital gain distribution will be made.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to individual Funds. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balances for the Dividend Performers Fund and Medium Capitalization Growth Fund during the period were $5,391,000 and $7,011,000. The annualized interest rate charged during the period for the Dividend Performers Fund and Medium Capitalization Growth Fund was 7.00% and 7.125%, respectively. At August 31, 2000, there were no outstanding loan balances for the Dividend Performers Fund and Medium Capitalization Growth Fund. There was no borrowing activity under the line of credit for the period ended August 31, 2000 for all other Funds.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 2000, the International Equity Fund loaned securities having a market value of $818,853 collateralized by cash in the amount of $858,764, which was invested in a short-term instrument. There were no securities loaned at August 31, 2000 for all other Funds.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Trust at August 31, 2000 were as follows:

                                                               UNREALIZED
                       PRINCIPAL AMOUNT      EXPIRATION       APPRECIATION/
CURRENCY             COVERED BY CONTRACT        MONTH        (DEPRECIATION)
--------             -------------------     ----------      --------------
INTERNATIONAL EQUITY
Buys
Euro Currency                 175,892      September 2000           ($1,230)
Japanese Yen                   71,112      September 2000                33
Pound Sterling                 69,761      September 2000            (1,037)
Singapore Dollar                2,620      September 2000                (2)
                                                                -----------
                                                                    ($2,236)
                                                                ===========
Sells
Argentine Peso                  8,267      September 2000               ($5)
Japanese Yen                   86,915      September 2000               (41)
Pound Sterling                 28,506      September 2000               (81)
                                                                -----------
                                                                      ($127)
                                                                ===========

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for hedging or other non-speculative purposes. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

There were no open financial futures contracts for the Funds at August 31, 2000.

OPTIONS The Funds may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' period-end Statements of Assets and Liabilities.

There were no written option transactions for the period ended August 31, 2000 for the Funds.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Active
Bond Fund               0.50% of average daily net assets up to $1.5 billion
                        0.45% of such assets in excess of $1.5 billion
Dividend
Performers
Fund                    0.60% of average daily net assets up to $500 million
                        0.55% of such assets in excess of $500 million
Medium
Capitalization
Growth Fund             0.80% of average daily net assets up to $500 million
                        0.75% of such assets in excess of $500 million
Small
Capitalization
Growth Fund             0.80% of average daily net assets

Small
Capitalization
Value Fund              0.70% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million
International
Equity Fund             0.90% of average daily net assets up to $500 million
                        0.65% of such assets in excess of $500 million

The Adviser has agreed to limit the Funds' expenses to the extent required to prevent expenses from exceeding: 0.60% of Active Bond Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Medium Capitalization Growth Fund's average daily net assets, 0.90% of Small Capitalization Growth Fund's average daily net assets, 0.80% of Small Capitalization Value Fund's average daily net assets and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended August 31, 2000, the reduction in the Funds' expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $37,658 for the Active Bond Fund, $29,877 for the Dividend Performers Fund, $39,766 for the Medium Capitalization Growth Fund, $53,913 for the Small Capitalization Growth Fund, $35,889 for the Small Capitalization Value Fund and $123,929 for the International Equity Fund.

Indocam International Investments Services ("IIIS") serves as subadvisor to International Equity Fund. Under the contract, IIIS provides advice and recommendations regarding the International Equity Fund's investments. The Adviser pays a portion of its advisory fee from International Equity Fund to IIIS at the rate equal to 55% of the advisory fee payable by the Fund. The Fund is not responsible for payment of the subadvisory fees.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2000, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Life Insurance Company. Each Fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, and Mr. Richard S.
Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investment has no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended August 31, 2000, were as follows:

                            PURCHASES            SALES
                          -------------      ------------
Active Bond Fund
U.S. Government
Securities                  $5,970,703        $4,775,817

Other Investments            4,152,592         4,040,494

Dividend Performers
Fund                         5,414,497         9,409,388

Medium
Capitalization
Growth Fund                 26,932,735        32,368,457

Small
Capitalization
Growth Fund                 13,340,366        11,256,431

Small
Capitalization
Value Fund                  20,687,058        13,140,107

International
Equity Fund                 39,065,000        39,992,000

At August 31, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:


                                                                               NET UNREALIZED
                            AGGREGATE   GROSS UNREALIZED   GROSS UNREALIZED      APPRECIATION/
                                 COST       APPRECIATION       DEPRECIATION     (DEPRECIATION)
                          -----------   ----------------   ----------------    --------------
Active Bond
Fund                        $5,738,232           $54,480          $116,293          ($61,813)

Dividend
Performers
Fund                         8,597,525         3,318,748           289,393         3,029,355

Medium
Capitalization
Growth Fund                 20,505,634         9,867,878         1,008,007         8,859,871

Small
Capitalization
Growth Fund                  6,873,855         3,159,483           184,368         2,975,115

Small
Capitalization
Value Fund                  24,498,239         7,148,798         2,646,011         4,502,787

International
Equity
Fund                        10,224,203         1,538,148           509,196         1,028,952




NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


KB0SA    8/00
        10/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Independence Balanced Fund
Independence Diversified Core Equity Fund II
Independence Medium Capitalization Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TABLE OF CONTENTS

                                                                Page

1) CEO Corner                                                      3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                         4

   John Hancock Independence Diversified Core Equity Fund II       7

   John Hancock Independence Medium Capitalization Fund           10

3) Financial Statements                                           13

4) Notes to Financial Statements                                  33


TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JAY C. LEU,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Bonds rally, stock market broadens in last six months

Amid increasing uncertainty and volatility, stocks turned in decent gains during the past six months. Despite the fact that the Federal Reserve continued to hike interest rates during the period, bonds rallied as investors began to anticipate the end of the Fed's campaign to slow the economy and stave off inflation by raising interest rates. For the six-month period ended August 31, 2000, John Hancock Independence Balanced Fund posted a total return of 12.21% at net asset value, compared to the average balanced fund's 8.47% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 8.72%. For historical performance information, see page six.

"The bulk
 of the
 Fund's out-
 performance
 can be
 attributed to
 our stock
 selection."

[Pie chart at bottom left hand column with heading "Portfolio
Diversification." The chart is divided into three sections (from top to left): U.S. Government & Agencies 22%, Corporate Bonds 17% and Common Stock 61%. A note below the chart reads "As a percentage of net assets on August 31, 2000."]

Performance review

The bulk of the Fund's outperformance can be attributed to our stock selection. During the six-month period, we were rewarded for sticking to our discipline of selecting stocks that combine cheapness and improving fundamentals. Instead of confining their enthusiasm to rapidly growing technology and telecommunications stocks as they had throughout most of last year, investors became increasingly more rational, demanding that companies have real earnings, solid cash flow and good balance sheets. Our strategy proved especially helpful in an environment in which investors increasingly punished stocks that disappointed with worse-than-expected earnings results -- particularly those that had reached incredible valuations. Our asset allocation remained neutral throughout the period, with a relatively constant 60% stake in stocks and 40% in bonds. We were somewhat disadvantaged by our overweight position in agency, mortgage and corporate bonds.

Stocks: Leaders and laggards

The Fund had a relatively large stake in financial companies -- including Citigroup and AXA Financial -- which were some of the market's best performers during the period. They benefited from investors' growing preference for value and talk of mergers and acquisitions within the sector. Additionally, we had a relatively light weighting in technology stocks and those that we did own performed reasonably well. Energy stocks -- such as El Paso Energy -- also were strong performers, boosted mainly by the rising prices of natural gas and oil.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 12.21% total return for John Hancock Independence Balanced Fund. The second bar represents the 8.47% total return for Average balanced fund. The third bar represents the 8.72% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

On the flip side, the retail sector performed poorly in response to a cyclical slowdown in sales. Disappointing retailers included Gap, which suffered a series of missteps that resulted in declining same-store sales. Home building and improvement stores Lowe's and Home Depot struggled as housing activity slowed in response to rising interest rates.

Bonds improve

Bond investors were cheered by economic data suggesting that the Federal Reserve's yearlong campaign to slow the economy by raising interest rates was working. Renewed enthusiasm for bonds also was fueled by volatility in the stock market. But as we mentioned earlier, not all bonds benefited equally. Thanks to the government's buyback, Treasuries performed best. Agency, mortgage-backed and corporate securities had gains, but they were smaller than their Treasury counterparts'.

During the period, we continued to maintain a relatively light stake in Treasuries. Instead, we focused on higher-yielding alternatives, including corporate and mortgage bonds, which we believe will outperform as the Fed moves toward a more neutral interest-rate stance. Rather than position the Fund to benefit in a rising or declining interest-rate environment, we kept the Fund's duration -- a gauge of interest-rate sensitivity -- in line with the bond market overall.

"From a
 profitability
 standpoint,
 we believe
 that the
 companies
 we hold are
 in good
 shape."

Outlook

We're upbeat about the performance of stocks over the next several months. The global economy remains strong and inflation remains moderate. We expect the U.S. economy will slow moderately in the second half of 2000 with further slowing in 2001. Because oil and natural gas prices remain high, we will closely monitor their impact on earnings and consumer confidence. We don't believe that the Fed will raise interest rates before the November presidential election, although we may see another increase before year end. From a profitability standpoint, we believe that the companies we hold are in good shape. As for the bond market, we believe that, given their yield advantage, agency, corporate and mortgage securities will outpace their Treasury counterparts in an environment in which the Fed is less actively battling potential inflation.

A LOOK AT PERFORMANCE
For the period ended June 30, 2000
                                                             SINCE
                                                 ONE       INCEPTION
                                                YEAR        (7/6/95)
                                             ----------   ----------
Cumulative Total Returns                        3.13%        86.43%
Average Annual Total Returns(1)                 3.13%        13.31%

YIELD
As of August 31, 2000
                                             SEC 30-DAY
                                                YIELD
                                             ----------
John Hancock Independence Balanced Fund(1)      2.43%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's invest ments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total returns for the one-year period and since inception would have been 3.06% and 12.48%, respectively. Without the limitation of expenses, the yield would have been 2.33%.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $520,746 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $488,658 as of August 31, 2000.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Focus on earnings returns as stock market broadens

The past six months witnessed an important transition for the stock market. The beginning of the period coincided with the tail end of a speculative bubble that had been building for some time. Rising interest rates had led many investors to favor stocks in the high-growth technology, media and telecommunications sectors, while shares in most other sectors languished. Internet stocks were particular favorites, and by early March the prices of many Internet issues bore little relationship to their earnings prospects.

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 4.6%, the second is Intel 4.3%, the third Citigroup 4.3%, the fourth Cisco Systems 4.3% and the fifth Pfizer 3.8%. A note below the table reads "As a percentage of net assets on August 31, 2000."]

During March -- around the time of yet another boost in short-term interest rates by the Federal Reserve Board -- prices peaked. April saw some particularly nasty declines in the major averages, including a one-day loss of more than 5% in both the Standard & Poor's 500 Index and the Dow Jones Industrial Average. However, when the dust finally settled, most of the damage was confined to the technology-heavy NASDAQ Composite Index, which shed 37.3% from its March peak to its May trough.

"Several
 financial
 stocks were
 important
 contributors
 to the
 Fund's per-
 formance."

On May 16, the Fed increased rates once more -- this time by one-half a percentage point, leaving many investors wondering if this would be the final hike for the remainder of 2000. Responding to subsiding interest-rate fears and the promise of strong second-quarter earnings reports, the markets firmed over the summer. This time, however, investors focused on stocks with proven earnings and solid prospects for growth, leaving the speculative darlings of earlier in the year well off their highs, while technology stalwarts like Intel and Cisco Systems recovered nicely.

Performance summary

The "return to normalcy" that characterized the markets during the spring and summer was beneficial to the Fund, which emphasizes a disciplined adherence to undervalued stocks of companies with improving fundamentals. For the six months that ended August 31, 2000, the John Hancock Independence Diversified Core Equity Fund II returned 15.17%, beating the 13.35% return of the average large-cap value fund, according to Lipper, Inc. The Fund's performance versus the Standard & Poor's 500 Index was even better, as the latter returned 11.72% over the same period. Historical performance can be found on page nine.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 15.17% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the 13.35% total return for Average large-cap value fund. The third bar represents the 11.72% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Several financial stocks were important contributors to the Fund's performance. AXA Financial, a diversified financial services company, was one beneficial holding. AXA saw its share price strengthen when the company announced that it would sell Donaldson, Lufkin & Jenrette and on the news that AXA subsidiary Alliance Capital Management would purchase money-management firm Sanford Bernstein. Citigroup, another helpful financial holding, continued to perform well based on the company's excellent geographic and product diversity, global distribution network and superb management team. Drug stock Warner- Lambert was a strong performer in response to the company's acquisition by rival pharmaceutical firm Pfizer. Nortel Networks benefited from continued strong growth in the demand for switching devices and other equipment used to build the infrastructure of the Internet and fiber-optic telephone networks.

On the downside, Microsoft was the biggest detractor from performance. On June 7, the judge presiding over the federal government's antitrust suit against the company ruled that Microsoft must be broken into two separate companies. Although this ruling is subject to appeal, investors became more cautious about the stock. Two veteran contenders in the telecommunications sector, AT&T Wireless and WorldCom, also turned in disappointing performances. Increasingly stiff competition for long-distance service was the primary cause in both cases. Finally, clothing retailer Gap suffered from disappointing same-store sales during the crucial back-to-school season, causing its stock to decline.

"...we
 welcome the
 return of a
 more rational
 market..."

Outlook

As long as investors remain sensitive to earnings and the economy continues to grow at a reasonable rate without a resurgence of inflation, the investment environment should be favorable for the Fund. Our disciplined methodology imposes a structure on the evaluation of all research ideas so that the emphasis is on whether the numbers work, not on how effectively an analyst "sells" an idea to portfolio managers. Therefore, we welcome the return of a more rational market in which a stock's performance is closely linked to its fundamental prospects.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000
                                                                     SINCE
                                               ONE         FIVE    INCEPTION
                                              YEAR        YEARS    (3/10/95)
                                             -----        -----    ---------
Cumulative Total Returns                     1.59%      159.13%      183.74%
Average Annual Total Returns(1)              1.59%       20.98%       21.70%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. However, for the period ended August 31, 2000, the Fund's expense ratio was 0.66% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return since inception would have been 21.67%. Without the limitation of expenses the effect on the five-year period would have been less than 0.01%.



WHAT HAPPENED TO A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $856,963 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $746,864 as of August 31, 2000.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Independence Medium Capitalization Fund

Mid-cap stocks outperform large-caps; earnings matter again

Stock market participants witnessed the bursting of a speculative bubble and a return to more normal market conditions over the past six months. Believing that companies in the high-growth technology, media and telecommunications sectors would be less affected by rising interest rates, investors had flocked to stocks of all capitalizations in those sectors during the last quarter of 1999 and the first two months of 2000. Internet stocks were particular favorites, and by early March the prices of many Internet issues bore little relationship to their earnings prospects.

"The 'return
 to normalcy'
 that charac-
 terized the
 markets...
 was bene-
 ficial to
 the Fund..."

[Table at bottom left hand column entitled "Top Five Common Stock Holdings." The first listing is Waters Corp. 2.0%, the second is Intuit 2.0%, the third Jabil Circuit 1.8%, the fourth Atmel Corp. 1.8% and the fifth El Paso Energy 1.6%. A note below the table reads "As a percentage of net assets on August 31, 2000."]

During March -- around the time of yet another boost in short-term interest rates by the Federal Reserve Board -- prices peaked. April saw some particularly nasty declines in the major averages, including a one-day loss of more than 5% in both the S&P 500 and the Dow Jones Industrial Average on April 14. However, when the dust finally settled, most of the damage was confined to the technology-heavy NASDAQ Composite Index.

On May 16, the Fed increased rates once more -- this time by one-half a percent, leaving many investors to wonder if this would be the final hike for the remainder of 2000. Responding to subsiding interest-rate fears and the promise of strong second-quarter earnings reports, the markets firmed over the summer. This time, however, investors focused on stocks with proven earnings and solid prospects for growth, leaving the speculative darlings of earlier in the year well off their highs. Mid-cap stocks, in part because as a group they were more modestly valued, fared even better than their large-cap peers in this environment.

Performance summary

The "return to normalcy" that characterized the markets during the spring and summer was beneficial to the Fund, which emphasizes a disciplined adherence to undervalued stocks of companies with improving fundamentals. For the six months ended August 31, 2000, John Hancock Independence Medium Capitalization Fund returned 20.80%, beating the 16.26% return of the average multi-cap value fund, according to Lipper, Inc. The Fund's returns also compared favorably with those of the Standard & Poor's MidCap 400 Index, which returned 18.34% over the same period.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 20.80% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the 16.26% total return for Average multi-cap value fund. The third bar represents the 18.34% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Altera, a manufacturer of semiconductors for the telecommunications industry, made the most positive contribution to the Fund's performance, buoyed by better-than-expected second quarter earnings and investors' belief that technology stocks won't suffer as much as other sectors if the Fed succeeds in cooling down the economy. Two contract manufacturers for semiconductor companies, Sanmina and Jabil Circuit, also benefited from the positive outlook for the semiconductor group. Anadarko Petroleum, Apache, Phillips Petroleum and El Paso Energy all did well for the Fund and represented the strong energy sector, as prices for crude oil and natural gas continued to climb during the period. Finally, AXA Financial saw its share price strengthen when the company announced that it would sell Donaldson, Lufkin & Jenrette and on the news that AXA subsidiary Alliance Capital Management would purchase money management firm Sanford Bernstein. In addition, AXA was helped by the growing belief that rates would soon stabilize, a development perceived as favorable for financial services stocks.

On the downside, VERITAS Software was the biggest detractor from performance. The shares pulled back on the announcement that the company's earnings growth, while still very robust, decelerated slightly. We liquidated the Fund's position in VERITAS largely because its capitalization exceeded the normal boundaries for a mid-cap stock. Another software maker, Citrix Systems, announced disappointing earnings in July and subsequently experienced the unexpected departure of some key senior managers. Hispanic Broadcasting was adversely affected by lower-than-anticipated advertising revenues.

"...mid-cap
 stocks
 currently
 offer some
 of the most
 compelling
 opportunities
 in the
 market..."

Outlook

The outlook for the Fund should be favorable as long as investors remain sensitive to earnings and the economy continues to grow at a reasonable rate without a resurgence of inflation. Considering the combination of valuations, growth potential and management quality, mid-cap stocks currently offer some of the most compelling opportunities in the market, and our disciplined methodology is designed to ferret out the best of those opportunities. Therefore, we welcome the return of a rational market in which a stock's performance is closely linked to its fundamental prospects.



A LOOK AT PERFORMANCE

For the period ended June 30, 2000

                                                             SINCE
                                                 ONE       INCEPTION
                                                YEAR       (10/2/95)
                                             ----------    ---------
Cumulative Total Returns                       10.90%       123.57%
Average Annual Total Returns(1)                10.90%        18.48%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 10.41% and 17.20%, respectively.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $672,190 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $614,496 as of August 31, 2000.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
August 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                       INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE     DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND       EQUITY FUND II                    FUND
-----------------------------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $23,200,756,
$265,115,483 and $14,152,126,
respectively)                                      $32,714,250          $390,147,682           $17,062,919
Corporate bonds (cost -- $9,066,732,
none and none, respectively)                         8,940,344                    --                    --
U.S. government and agencies securities
(cost -- $11,834,047, none and none,
respectively)                                       11,957,887                    --                    --
Joint repurchase agreement (cost --
$8,207,000, $2,195,000 and $981,000,
respectively)                                        8,207,000             2,195,000               981,000
Corporate savings account                                  772                   466                   151
                                             -----------------     -----------------     -----------------
                                                    61,820,253           392,343,148            18,044,070

Receivable for investments sold                         26,168               288,032                35,709
Receivable for shares sold                                  --                 3,988                    --
Dividends receivable                                    50,555               586,792                22,577
Interest receivable                                    209,989                   426                   182
Deferred organization expenses --
Note A                                                      --                    --                   136
Other assets                                             6,286                66,459                   929
                                             -----------------     -----------------     -----------------
Total Assets                                        62,113,251           393,288,845            18,103,603
----------------------------------------------------------------------------------------------------------
Liabilities:

Payable for investments purchased                    8,126,300                    --                 2,968
Payable for shares repurchased                              --                14,628               784,799
Dividend payable                                            82                    --                    --
Miscellaneous payable                                       --                 4,843                    --
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                34,835               186,749                11,777
Accounts payable and accrued expenses                   86,492               137,282                27,630
                                             -----------------     -----------------     -----------------
Total Liabilities                                    8,247,709               343,502               827,174
----------------------------------------------------------------------------------------------------------
Net Assets:

Capital paid-in                                     40,460,526           213,364,182            12,502,840
Accumulated net realized gain on
investments                                          3,685,278            54,063,772             1,822,237
Net unrealized appreciation of
investments                                          9,510,946           125,032,199             2,910,793
Undistributed net investment income                    208,792               485,190                40,559
                                             -----------------     -----------------     -----------------
Net Assets                                         $53,865,542          $392,945,343           $17,276,429
==========================================================================================================
Net Asset Value Per Share:

(Based on 4,367,271, 24,044,487 and
1,148,784 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                      $12.33                $16.34                $15.04
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2000. You'll also find the net asset value per share as of that date.

See notes to financial statements.





Statements of Operations
Six months ended August 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                       INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE     DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND       EQUITY FUND II                    FUND
-----------------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
tax of $1,093, $22,465 and $220,
respectively)                                         $251,974            $2,639,565               $89,484
Interest (including income on
securities loaned of $534, $6,968 and
$188, respectively)                                    770,956               184,074                19,371
                                             -----------------     -----------------     -----------------
                                                     1,022,930             2,823,639               108,855
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee -- Note B                    213,237             1,067,860                57,406
Custodian fee                                           28,019                99,272                17,523
Registration and filing fees                            22,387                52,136                 8,016
Transfer agent fee -- Note B                            15,231               106,786                 3,588
Auditing fee                                            11,645                16,420                 8,570
Accounting and legal services fee --
Note B                                                   5,764                39,524                 1,334
Printing                                                 5,416                 5,510                 3,974
Miscellaneous                                            2,274                13,117                   412
Organization expense -- Note A                             647                    39                   881
Trustees' fees                                             313                 9,131                   285
Legal fees                                                 311                 2,448                    73
                                             -----------------     -----------------     -----------------
Total Expenses                                         305,244             1,412,243               102,062
----------------------------------------------------------------------------------------------------------
Less Expense Reductions -- Note B                      (30,464)                   --               (30,199)
----------------------------------------------------------------------------------------------------------
Net Expenses                                           274,780             1,412,243                71,863
----------------------------------------------------------------------------------------------------------
Net Investment Income                                  748,150             1,411,396                36,992
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments:

Net realized gain on investments sold                1,974,994            25,260,016             1,294,705
Change in net unrealized appreciation/
depreciation of investments                          3,975,991            32,981,629             1,405,505
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain on
Investments                                          5,950,985            58,241,645             2,700,210
----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                     $6,699,135           $59,653,041            $2,737,202
==========================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENCE                         INDEPENDENCE DIVERSIFIED
                                                    BALANCED FUND                            CORE EQUITY FUND II
                                        ---------------------------------------     ---------------------------------------
                                                               SIX MONTHS ENDED                            SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2000            YEAR ENDED       AUGUST 31, 2000
                                        FEBRUARY 29, 2000           (UNAUDITED)     FEBRUARY 29, 2000           (UNAUDITED)
                                        -----------------      ----------------     -----------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                          $1,707,102              $748,150            $3,100,403            $1,411,396
Net realized gain on investments sold           4,213,547             1,974,994            66,562,963            25,260,016
Change in net unrealized
appreciation/depreciation of
investments                                    (4,011,488)            3,975,991           (53,039,312)           32,981,629
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,909,161             6,699,135            16,624,054            59,653,041
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders:*
Dividends from net investment
income                                         (1,773,614)             (744,182)           (3,143,693)           (1,293,444)

Distributions from net realized
gain on investments sold                       (4,431,308)                   --           (54,986,456)                   --
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (6,204,922)             (744,182)          (58,130,149)           (1,293,444)
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                    17,378,820             7,643,347           138,388,241            72,635,591
Shares issued to shareholders in
reinvestment of distributions                   6,205,436               746,841            58,111,697             1,298,115
                                        -----------------     -----------------     -----------------     -----------------
                                               23,584,256             8,390,188           196,499,938            73,933,706
Less shares repurchased                       (41,608,218)          (21,128,966)         (281,414,101)         (165,223,957)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                  (18,023,962)          (12,738,778)          (84,914,163)          (91,290,251)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:

Beginning of period                            82,969,090            60,649,367           552,296,255           425,875,997
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income of $204,824, $208,792,
$367,238 and $485,190,
respectively)                                 $60,649,367           $53,865,542          $425,875,997          $392,945,343
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Class I
Per share dividends from net
investment income                                 $0.2837               $0.1410               $0.0940               $0.0464
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.8400                    --               $1.7959                    --
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Fund Share Transactions:

Class I
Shares sold                                     1,435,960               649,357             8,579,715             4,700,387
Shares issued to shareholders in
reinvestment of distributions                     531,732                63,382             3,810,449                83,032
                                        -----------------     -----------------     -----------------     -----------------
                                                1,967,692               712,739            12,390,164             4,783,419
Less shares repurchased                        (3,434,169)           (1,798,800)          (17,676,305)          (10,664,027)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                   (1,466,477)           (1,086,061)           (5,286,141)           (5,880,608)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.


Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------
                                                 INDEPENDENCE MEDIUM
                                                 CAPITALIZATION FUND
                                        ---------------------------------------
                                                               SIX MONTHS ENDED
                                               YEAR ENDED       AUGUST 31, 2000
                                        FEBRUARY 29, 2000           (UNAUDITED)
                                        -----------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:

Net investment income                             $50,075               $36,992
Net realized gain on investments sold           1,122,181             1,294,705
Change in net unrealized
appreciation/depreciation of
investments                                       280,163             1,405,505
                                        -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,452,419             2,737,202
                                        -----------------     -----------------
Distributions to Shareholders: *
Dividends from net investment
income                                            (51,586)                   --
Distributions from net realized
gain on investments sold                       (1,005,020)                   --
                                        -----------------     -----------------
Total Distributions to
Shareholders                                   (1,056,606)                   --
                                        -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                     3,498,877             3,823,700
Shares issued to shareholders in
reinvestment of distributions                   1,056,809                    --
                                        -----------------     -----------------
                                                4,555,686             3,823,700
Less shares repurchased                        (2,936,957)           (1,706,298)
                                        -----------------     -----------------
Net Increase                                    1,618,729             2,117,402
                                        -----------------     -----------------
Net Assets:

Beginning of period                            10,407,283            12,421,825
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $3,567 and $40,559,
respectively)                                 $12,421,825           $17,276,429
                                        =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0602                    --
                                        -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $1.1721                    --
                                        -----------------     -----------------
**Analysis of Fund Share Transactions:

Shares sold                                       275,468               277,851
Shares issued to shareholders in
reinvestment of distributions                      89,333                    --
                                        -----------------     -----------------
                                                  364,801               277,851
Less shares repurchased                          (231,976)             (126,624)
                                        -----------------     -----------------
Net increase                                      132,825               151,227
                                        =================     =================

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED                YEAR ENDED FEBRUARY 28,              YEAR ENDED    SIX MONTHS ENDED
                                   FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,  AUGUST 31, 2000
                                      1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                  --------------   -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50            $9.25           $9.94          $11.42          $11.99          $11.12
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                   0.25             0.38            0.38            0.26            0.27            0.14
Net Realized and Unrealized
Gain (Loss) on Investments                 0.63             0.73            1.60            1.37           (0.02)           1.21
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                                 0.88             1.11            1.98            1.63            0.25            1.35
                                  -------------    -------------   -------------   -------------   -------------   -------------

Less Distributions:

Dividends from Net
Investment Income                         (0.13)           (0.34)          (0.35)          (0.29)          (0.28)          (0.14)

Distributions from Net
Realized Gain on
Investments Sold                             --            (0.08)          (0.15)          (0.77)          (0.84)             --
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                       (0.13)           (0.42)          (0.50)          (1.06)          (1.12)          (0.14)
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                    $9.25            $9.94          $11.42          $11.99          $11.12          $12.33
                                  =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(3)                       10.42%(4)        12.36%          20.44%          14.50%           1.83%          12.21%(4)
Total Adjusted Investment
Return at Net Asset Value(3,5)            7.36%(4)        11.62%          20.28%          14.45%           1.77%          12.16%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $5,155          $13,093         $77,116         $82,969         $60,649         $53,866
Ratio of Expenses to Average
Net Assets                                0.90%(6)         0.90%           0.90%           0.90%           0.90%           0.90%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)                5.58%(6)         1.64%           1.06%           0.95%           0.96%           1.00%(6)
Ratio of Net Investment
Income to Average Net Assets              3.96%(6)         3.96%           3.52%           2.26%           2.26%           2.46%(6)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7,8)                  (0.72%)(6)        3.22%           3.36%           2.21%           2.20%           2.36%(6)
Portfolio Turnover Rate                     31%             149%            224%            158%            268%            131%
Fee Reduction Per Share(2)                $0.29            $0.07           $0.02           $0.01           $0.01           $0.01

(1) The Fund commenced operations on July 6, 1995.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED                YEAR ENDED FEBRUARY 28,              YEAR ENDED    SIX MONTHS ENDED
                                   FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,  AUGUST 31, 2000
                                      1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                  --------------   -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50           $10.96          $12.76          $15.34          $15.69          $14.23
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                   0.20             0.20            0.17            0.12            0.09            0.05
Net Realized and Unrealized
Gain on Investments                        2.38             2.23            3.91            2.76            0.34            2.11
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                                 2.58             2.43            4.08            2.88            0.43            2.16
                                  -------------    -------------   -------------   -------------   -------------   -------------

Less Distributions:

Dividends from Net
Investment Income                         (0.11)           (0.19)          (0.17)          (0.14)          (0.09)          (0.05)

Distributions from Net
Realized Gains on
Investments Sold                          (0.01)           (0.44)          (1.33)          (2.39)          (1.80)             --
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                       (0.12)           (0.63)          (1.50)          (2.53)          (1.89)          (0.05)
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                   $10.96           $12.76          $15.34          $15.69          $14.23          $16.34
                                  =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(3)                       30.48%(4)        22.63%          33.61%          18.98%           1.99%          15.17%(4)
Total Adjusted Investment
Return at Net Asset Value(3,5)           30.42%(4)            --              --              --              --              --

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $188,679         $320,029        $572,093        $552,296        $425,876        $392,945
Ratio of Expenses to Average
Net Assets                                0.70%(6)         0.67%           0.65%           0.63%           0.64%           0.66%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)                0.76%(6)            --              --              --              --              --
Ratio of Net Investment
Income to Average Net Assets              2.00%(6)         1.65%           1.12%           0.76%           0.57%           0.66%(6)
Ratio of Adjusted Net
Investment Income to
Average Net Assets(7,8)                   1.94%(6)            --              --              --              --              --
Portfolio Turnover Rate                     39%              81%             76%             55%             69%             30%
Fee Reduction Per Share(2)                $0.01               --              --              --              --              --

(1) The Fund commenced operations on March 10, 1995.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
----------------------------------------------------------------------------------------------------------------------------------
                                   PERIOD ENDED                YEAR ENDED FEBRUARY 28,              YEAR ENDED    SIX MONTHS ENDED
                                   FEBRUARY 29,    ---------------------------------------------    FEBRUARY 29,  AUGUST 31, 2000
                                      1996(1)           1997            1998            1999            2000        (UNAUDITED)
                                  --------------   -------------   -------------   -------------   -------------   -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.50            $9.29          $10.45          $13.30          $12.04          $12.45
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Investment Income(2)                   0.08             0.12            0.09            0.08            0.06            0.04
Net Realized and Unrealized
Gain on Investments                        0.74             1.45            3.69            0.06            1.58            2.55
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total from Investment
Operations                                 0.82             1.57            3.78            0.14            1.64            2.59
                                  -------------    -------------   -------------   -------------   -------------   -------------

Less Distributions:

Dividends from Net
Investment Income                         (0.03)           (0.12)          (0.09)          (0.09)          (0.06)             --
Distributions from Net
Realized Gain on
Investments Sold                             --            (0.29)          (0.84)          (1.31)          (1.17)             --
                                  -------------    -------------   -------------   -------------   -------------   -------------
Total Distributions                       (0.03)           (0.41)          (0.93)          (1.40)          (1.23)             --
                                  -------------    -------------   -------------   -------------   -------------   -------------
Net Asset Value, End of
Period                                    $9.29           $10.45          $13.30          $12.04          $12.45          $15.04
                                  =============    =============   =============   =============   =============   =============
Total Investment Return at
Net Asset Value(3)                        9.71%(4)        17.19%          37.30%           0.96%          14.18%          20.80%(4)
Total Adjusted Investment
Return at Net Asset Value(3,5)            7.00%(4)        15.49%          36.94%           0.36%          13.66%          20.59%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $3,923           $5,240          $9,722         $10,407         $12,422         $17,276
Ratio of Expenses to Average
Net Assets                                1.00%(6)         1.00%           1.00%           1.00%           1.00%           1.00%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)                7.55%(6)         2.70%           1.36%           1.60%           1.52%           1.42%(6)
Ratio of Net Investment
Income to Average Net Assets              1.94%(6)         1.26%           0.75%           0.59%           0.44%           0.52%(6)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(7,8)                  (4.61%)(6)       (0.44%)          0.39%          (0.01%)         (0.08%)          0.10%(6)
Portfolio Turnover Rate                      3%              78%             65%             67%            136%             75%
Fee Reduction Per Share(2)                $0.26            $0.17           $0.04           $0.08           $0.07           $0.03

(1) The Fund commenced operations on October 2, 1995.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Total investment return assumes dividend reinvestment.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on August 31, 2000. It's divided into four main categories: common stocks, corporate bonds, U.S. government and agencies securities and short-term investments. The common stocks and corporate bonds are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF           MARKET
ISSUER, DESCRIPTION                                    SHARES            VALUE
------------------------------------------       ------------     ------------
COMMON STOCKS
Advertising (0.65%)
Interpublic Group of Cos., Inc. (The)                   4,300         $164,475
Omnicom Group, Inc.                                     2,200          183,563
                                                                  ------------
                                                                       348,038
                                                                  ------------
Aerospace (1.06%)
General Dynamics Corp.                                  2,800          176,225
United Technologies Corp.                               6,300          393,356
                                                                  ------------
                                                                       569,581
                                                                  ------------
Automobile / Trucks (0.54%)
Ford Motor Co.                                          6,500          157,219
Lear Corp.*                                             2,900           62,531
Visteon Corp.                                           4,500           70,594
                                                                  ------------
                                                                       290,344
                                                                  ------------
Banks -- United States (3.50%)
Comerica, Inc.                                          3,000          168,938
FleetBoston Financial Corp.                            17,300          738,494
Mellon Financial Corp.                                  5,000          226,250
Morgan (J.P.) & Co.                                     4,500          752,344
                                                                  ------------
                                                                     1,886,026
                                                                  ------------
Beverages (0.25%)
Anheuser-Busch Cos., Inc.                               1,700          133,981
                                                                  ------------
Building (0.41%)
Black & Decker Corp. (The)                              4,400          176,275
Danaher Corp.                                             800           44,950
                                                                  ------------
                                                                       221,225
                                                                  ------------
Chemicals (0.78%)
Air Products & Chemicals, Inc.                          3,800          137,988
Dow Chemical Co.                                        6,800          178,075
Eastman Chemical Co.                                    1,600           69,000
Grace (W. R.) & Co.*                                    4,300           34,131
                                                                  ------------
                                                                       419,194
                                                                  ------------
Computers (12.80%)
America Online, Inc.*                                   7,800          457,275
Cisco Systems, Inc.*                                   19,000        1,303,875
Compaq Computer Corp.                                   4,700          160,094
Dell Computer Corp.*                                    6,200          270,475
Electronic Data Systems Corp.                           2,700          134,494
EMC Corp.*                                              5,100          499,800
First Data Corp.                                        8,600          410,113
Hewlett-Packard Co.                                     2,800          338,100
International Business Machines Corp.                   4,000          528,000
Microsoft Corp.*                                       13,000          907,563
Oracle Corp.*                                           8,400          763,875
Portal Software, Inc.*                                    700           38,675
Siebel Systems, Inc.*                                     700          138,469
Sun Microsystems, Inc.*                                 3,900          495,056
VERITAS Software Corp.*                                 1,800          217,013
Yahoo! Inc.*                                            1,900          230,850
                                                                  ------------
                                                                     6,893,727
                                                                  ------------
Consumer Products -- Misc. (0.13%)
American Greetings Corp. (Class A)                      3,900           72,638
                                                                  ------------
Cosmetics & Personal Care (0.17%)
Avon Products, Inc.                                     2,400           94,050
                                                                  ------------
Diversified Operations (1.24%)
Honeywell International, Inc.                             800           30,850
Minnesota Mining & Manufacturing Co.                    1,400          130,200
Textron, Inc.                                           2,400          134,550
Tyco International Ltd.                                 6,500          370,500
                                                                  ------------
                                                                       666,100
                                                                  ------------
Electronics (8.08%)
Agilent Technologies, Inc.*                               600           36,188
Altera Corp.*                                           2,400          155,550
Analog Devices, Inc.*                                   1,100          110,550
Applied Materials, Inc.*                                1,800          155,363
General Electric Co.                                   26,100        1,531,744
Intel Corp.                                            18,300        1,370,213
Maxim Integrated Products, Inc.*                        1,300          113,994
Motorola, Inc.                                          6,700          241,619
SCI Systems, Inc.*                                      1,400           86,450
Teradyne, Inc.*                                           900           58,331
Texas Instruments, Inc.                                 5,500          368,156
Xilinx, Inc.*                                           1,400          124,425
                                                                  ------------
                                                                     4,352,583
                                                                  ------------
Fiber Optics (0.37%)
JDS Uniphase Corp.*                                     1,600          199,175
                                                                  ------------
Finance (2.56%)
Citigroup, Inc.                                        19,867        1,159,736
Stilwell Financial, Inc.*                               4,500          217,688
                                                                  ------------
                                                                     1,377,424
                                                                  ------------
Food (0.06%)
Quaker Oats Co.                                           500           33,969
                                                                  ------------
Insurance (2.77%)
Aon Corp.                                               4,100          152,981
AXA Financial, Inc.                                     8,000          414,000
CIGNA Corp.                                             2,200          213,950
Hartford Financial Services Group, Inc.  (The)          3,600          239,850
Lincoln National Corp.                                  3,000          162,000
Marsh & McLennan Cos., Inc.                               400           47,500
Torchmark Corp.                                         3,100           86,994
XL Capital Ltd. (Class A)                               2,500          172,344
                                                                  ------------
                                                                     1,489,619
                                                                  ------------
Machinery (0.35%)
Ingersoll-Rand Co.                                      4,200          191,363
                                                                  ------------
Media (1.92%)
AT&T Corp. -- Liberty Media Corp.  (Class A)*           2,100           44,888
Clear Channel Communications, Inc.*                       500           36,188
Infinity Broadcasting Corp. (Class A)*                  4,100          155,288
Time Warner, Inc.                                       3,600          307,800
Viacom, Inc. (Class B)*                                 7,300          491,381
                                                                  ------------
                                                                     1,035,545
                                                                  ------------
Medical (7.86%)
Abbott Laboratories                                     4,300          188,125
Allergan, Inc.                                          3,500          255,938
American Home Products Corp.                            3,400          184,238
Bausch & Lomb, Inc.                                       500           17,875
Bristol-Myers Squibb Co.                                4,400          233,200
Cardinal Health, Inc.                                   1,700          139,081
Cephalon, Inc.                                            800           40,250
Forest Laboratories, Inc.*                              1,000           97,875
Johnson & Johnson                                       5,000          459,688
Lilly (Eli) & Co.                                       1,200           87,600
Merck & Co., Inc.                                       8,000          559,000
Pfizer, Inc.                                           24,400        1,055,300
Pharmacia Corp.                                         6,700          392,369
Schering-Plough Corp.                                   9,600          385,200
Wellpoint Health Networks, Inc.*                        1,600          138,100
                                                                  ------------
                                                                     4,233,839
                                                                  ------------
Metal (0.18%)
Illinois Tool Works, Inc.                               1,700           95,306
                                                                  ------------
Mortgage Banking (0.95%)
Fannie Mae                                              9,500          510,625
                                                                  ------------
Office (0.11%)
Reynolds & Reynolds Co. (The) (Class A)                 3,200           58,000
                                                                  ------------
Oil & Gas (3.67%)
Anadarko Petroleum Corp.                                1,000           65,770
Chevron Corp.                                           1,000           84,500
Conoco Inc. (Class A)*                                  2,700           68,006
El Paso Energy Corp.                                    8,100          471,825
Exxon Mobil Corp.                                      10,000          816,250
Kerr-McGee Corp.                                        1,800          113,738
Royal Dutch Petroleum Co. American Depositary
Receipt (ADR)  (Netherlands)                            4,400          269,225
USX -- Marathon Group                                   3,200           87,800
                                                                  ------------
                                                                     1,977,114
                                                                  ------------
Paper & Paper Products (0.27%)
Kimberly-Clark Corp.                                    2,500          146,250
                                                                  ------------
Retail (2.52%)
Costco Wholesale Corp.*                                 3,400          117,088
Gap, Inc. (The)                                         5,400          121,163
Home Depot, Inc. (The)                                  6,300          302,794
Limited, Inc. (The)                                     2,000           40,000
Lowe's Cos., Inc.                                       3,000          134,438
Outback Steakhouse, Inc.*                               1,400           32,113
RadioShack Corp.                                          800           47,200
Sears, Roebuck & Co.                                    3,800          118,513
Target Corp.                                            4,600          106,950
TJX Cos., Inc.                                          9,300          174,955
Wal-Mart Stores, Inc.                                   3,400          161,288
                                                                  ------------
                                                                     1,356,502
                                                                  ------------
Telecommunications (4.67%)
ADC Telecommunications, Inc.*                           3,100          126,904
AT&T Wireless Group*                                    1,900           49,754
Comverse Technology, Inc.*                              1,300          119,517
Corning, Inc.                                           1,100          360,731
Lucent Technologies, Inc.                               4,900          204,881
Nortel Networks Corp.                                   7,900          644,342
Qwest Communications International,  Inc.*              5,300          273,613
Sprint Corp.                                            4,900          164,150
Sprint PCS*                                             1,900           95,356
Verizon Communications                                  3,200          139,600
WorldCom, Inc.*                                         9,200          335,800
                                                                  ------------
                                                                     2,514,648
                                                                  ------------
Tobacco (0.61%)
Philip Morris Cos., Inc.                                7,600          225,150
UST, Inc.                                               4,800          103,800
                                                                  ------------
                                                                       328,950
                                                                  ------------
Transportation (0.13%)
Burlington Northern Santa Fe Corp.                      3,300           73,836
                                                                  ------------
Utilities (2.12%)
BellSouth Corp.                                         2,400           89,550
Dominion Resources, Inc.                                1,100           58,300
Duke Energy Corp.                                       5,600          418,948
PG&E Corp.                                              5,500          159,156
Pinnacle West Capital Corp.                             2,100           86,494
Reliant Energy, Inc.                                      400           14,850
SBC Communications, Inc.                                7,600          317,300
                                                                  ------------
                                                                     1,144,598
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $23,200,756)                                     (60.73%)     32,714,250
                                                                  ------------

                                                    INTEREST    CREDIT        PAR VALUE           MARKET
ISSUER, DESCRIPTION                                   RATE     RATING**    (000s OMITTED)         VALUE
-------------------                                ---------   --------   --------------     -------------
CORPORATE BONDS
Aerospace (0.76%)
Raytheon Co.,
Sr Note 11-01-03                                       5.700%     BBB-              $430          $406,780
                                                                                             -------------
Automobile / Trucks (0.50%)
Ford Motor Co.,
Bond 10-01-28                                          6.630      A                  320           271,421
                                                                                             -------------
Banks -- United States (3.32%)
Bank of America Corp.,
Jr Sub Note 02-15-10                                   7.800      A                  400           407,204
Capital One Bank,
Sr Note 10-30-01                                       7.080      BBB-               600           594,696
First Union Corp.,
Note 11-01-04                                          6.950      A                  320           314,230
PNC Funding Corp.,
Gtd Sub Note 09-01-03                                  6.130      BBB+               490           471,581
                                                                                             -------------
                                                                                                 1,787,711
                                                                                             -------------
Broker Services (1.45%)
Lehman Brothers Holdings, Inc.,
Note 10-01-02                                          6.500      A                  200           196,350
Note 02-05-06                                          6.630      A                  300           287,289
Salomon, Inc.,
Sr Note 02-01-04                                       7.200      A                  300           299,736
                                                                                             -------------
                                                                                                   783,375
                                                                                             -------------
Computers (0.53%)
Comdisco, Inc.,
Note 04-30-02                                          5.950      BBB+               300           284,658
                                                                                             -------------
Finance (1.30%)
Finova Capital Corp.,
Note 11-08-04                                          7.250      BBB-                80            54,400
Household Finance Corp.,
Sr Note 05-01-04                                       6.000      A                  350           334,628
MBNA Master Credit Card Trust
Note 11-15-04                                          6.600      AAA                315           313,523
                                                                                             -------------
                                                                                                   702,551
                                                                                             -------------
Government -- Foreign (0.33%)
Province of Quebec,
Deb (Canada) 09-15-29                                  7.500      A+                 180           179,611
                                                                                             -------------
Media (0.25%)
News America, Inc.,
Deb 04-08-28                                           7.130      BBB-                80            69,194
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                   6.630      BBB                 80            67,646
                                                                                             -------------
                                                                                                   136,840
                                                                                             -------------
Mortgage Banking (4.51%)
ABSC Home Equity Loan Trust,
Pass Thru Ctf Ser 2000-LB1 Class AF2 03-21-24          7.570      Aaa                140           140,066
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1 Class A2
02-19-07                                               7.370      AAA                140           143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 2000-C1 Class
A-2 04-15-10                                           7.550      AAA                820           835,888
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1999-2 Class A-2F 06-25-11           6.220      AAA                310           308,202
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6 10-15-27            7.600      AAA                190           189,346
Pass Thru Ctf Ser 1997-6 Class A-5 01-15-29            6.680      AAA                410           405,515
Money Store Trust (The),
Pass Thru Ctf Ser 1996-B Class A-7 02-15-20            7.550      AAA                296           294,871
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class
A1 12-21-26                                            6.760      N/R                 40            39,661
Southern Pacific Secured Assets Corp.,
Pass Thru Ctf Ser 1998-1 Class A-2 02-25-18            6.270      AAA                 75            74,544
                                                                                             -------------
                                                                                                 2,431,705
                                                                                             -------------
Oil & Gas (1.06%)
Amerada Hess Corp.,
Bond 10-01-29                                          7.880      BBB                 30            29,885
Petroleum Geo-Services,
Sr Note (Norway) 03-30-28                              7.130      BBB                140           120,032
Phillips Petroleum,
Note 05-25-05                                          8.500      BBB                400           419,287
                                                                                             -------------
                                                                                                   569,204
                                                                                             -------------
Retail (0.37%)
Wal-Mart Stores, Inc.,
Sr Note 02-15-30                                       7.550      AA                 190           197,363
                                                                                             -------------
Telecommunications (0.26%)
Quest Capital Funding,
Gtd Note 07-15-28                                      6.880      BBB+                80            69,247
Sprint Capital Corp.,
Sr Gtd Note 11-15-28                                   6.880      BBB+                80            69,037
                                                                                             -------------
                                                                                                   138,284
                                                                                             -------------
Tobacco (0.15%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                           8.250      A                   80            79,720
                                                                                             -------------
Transportation (0.14%)
Lockheed Martin Corp.,
Bond 12-01-29                                          8.500      BBB-                70            73,461
                                                                                             -------------
Utilities (1.67%)
Coastal Corp. (The),
Sr Note 09-15-02                                       8.130      BBB                300           304,860
K N Energy, Inc.,
Sr Note 11-30-01                                       6.450      BBB-               600           592,800
                                                                                             -------------
                                                                                                   897,660
                                                                                             -------------
TOTAL CORPORATE BONDS
(Cost $9,066,732)                                                                (16.60%)        8,940,344
                                                                                  -------    -------------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (6.26%)
United States Treasury,
Bond 02-15-02                                          6.750      AAA                585           538,838
Bond 08-15-17                                          8.880      AAA                470           614,816
Bond 05-15-30                                          6.250      AAA                950         1,028,375
Note 11-15-04                                          5.880      AAA                740           735,834
Note 08-15-09                                          6.000      AAA                450           452,741
                                                                                             -------------
                                                                                                 3,370,604
                                                                                             -------------
Government -- U.S. Agencies (15.94%)
Fannie Mae,
Note 08-15-02                                          6.750      AAA                379           379,413
Note 05-15-30                                          7.250      AAA                260           273,692
Federal National Mortgage Assn.,
30-Yr Pass Thru Ctf 09-15-29***                        7.000      AAA                600           607,042
30-Yr Pass Thru Ctf 09-15-29***                        7.000      AAA              1,640         1,598,492
30-Yr Pass Thru Ctf 09-15-29                           6.500      AAA              1,590         1,518,450
30-Yr Pass Thru Ctf 09-01-30***                        8.000      AAA              2,500         2,521,873
30-Yr Pass Thru Ctf 09-01-30***                        7.500      AAA              1,700         1,688,321
                                                                                             -------------
                                                                                                 8,587,283
                                                                                             -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $11,834,047)                                                                (22.20%)      11,957,887
                                                                                  -------    -------------

                                                                INTEREST       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                               RATE      (000s OMITTED)        VALUE
-------------------                                            ---------   --------------    -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (15.24%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 08-31-00, due
09-01-00 (Secured by U.S. Treasury
Bonds, 7.250% thru 9.250%, due
02-15-16 thru 02-15-19) -- Note A                                  6.61%           $8,207       $8,207,000

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                                             772
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (15.24%)       8,207,772
                                                                                ---------     ------------
TOTAL INVESTMENTS                                                                (114.77%)      61,820,253
                                                                                ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (14.77%)      (7,954,711)
                                                                                ---------     ------------
TOTAL NET ASSETS                                                                 (100.00%)     $53,865,542
                                                                                =========     ============

  * Non-income producing security.

 ** Credit ratings are rated by Moody's Investors Service or John
    Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

*** These securities, having an aggregate value of $6,415,728 or 11.91% of the Fund's net assets, have been purchased on a when-issued basis.
    The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian
    Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $6,544,043 of Repurchase Agreement, 6.61%, due 09-01-00, has been segregated to cover the when-issued commitments.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on August 31, 2000.
It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
August 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------

                                                         NUMBER OF           MARKET
ISSUER, DESCRIPTION                                         SHARES            VALUE
-------------------                                   ------------     ------------
COMMON STOCK
Advertising (1.18%)
Interpublic Group of Cos., Inc. (The)                       57,000       $2,180,250
Omnicom Group, Inc.                                         29,600        2,469,750
                                                                       ------------
                                                                          4,650,000
                                                                       ------------
Aerospace (1.74%)
General Dynamics Corp.                                      41,500        2,611,906
United Technologies Corp.                                   67,900        4,239,506
                                                                       ------------
                                                                          6,851,412
                                                                       ------------
Automobile / Trucks (1.04%)
Borg-Warner Automotive, Inc.                                20,500          704,688
Ford Motor Co.                                              98,700        2,387,306
Lear Corp.*                                                 36,700          791,344
Visteon Corp.                                               12,923          202,730
                                                                       ------------
                                                                          4,086,068
                                                                       ------------
Banks -- United States (2.84%)
Comerica, Inc.                                              44,500        2,505,906
FleetBoston Financial Corp.                                173,300        7,397,744
Mellon Financial Corp.                                      27,800        1,257,950
                                                                       ------------
                                                                         11,161,600
                                                                       ------------
Beverages (0.66%)
Anheuser-Busch Cos., Inc.                                   32,900        2,592,931
                                                                       ------------
Building (0.73%)
Black & Decker Corp. (The)                                  48,300        1,935,019
Danaher Corp.                                               16,900          949,569
                                                                       ------------
                                                                          2,884,588
                                                                       ------------
Chemicals (1.45%)
Air Products & Chemicals, Inc.                              45,800        1,663,113
Dow Chemical Co. (The)                                      67,800        1,775,512
Eastman Chemical Co.                                        18,300          789,188
Grace (W. R.) & Co.*                                        48,100          381,794
Praxair, Inc.                                               24,300        1,075,275
                                                                       ------------
                                                                          5,684,882
                                                                       ------------
Computers (20.49%)
America Online, Inc.*                                       77,400        4,537,575
Cisco Systems, Inc.*                                       246,500       16,916,062
Compaq Computer Corp.                                       75,000        2,554,687
Dell Computer Corp.*                                        86,500        3,773,562
Electronic Data Systems Corp.                               25,400        1,265,238
EMC Corp.*                                                  50,000        4,900,000
First Data Corp.                                            50,900        2,427,294
Hewlett-Packard Co.                                         39,900        4,817,925
International Business Machines Corp.                       61,900        8,170,800
Microsoft Corp.*                                           161,500       11,274,719
Oracle Corp.*                                              108,600        9,875,812
Sun Microsystems, Inc.*                                     43,100        5,471,006
VERITAS Software Corp.*                                     17,300        2,085,731
Yahoo! Inc.*                                                20,000        2,430,000
                                                                       ------------
                                                                         80,500,411
                                                                       ------------
Cosmetics & Personal Care (0.69%)
Avon Products, Inc.                                         30,700        1,203,056
Kimberly-Clark Corp.                                        25,400        1,485,900
                                                                       ------------
                                                                          2,688,956
                                                                       ------------
Diversified Operations (2.62%)
Honeywell International, Inc.                               23,100          890,794
Minnesota Mining & Manufacturing Co.                        23,400        2,176,200
Textron, Inc.                                               38,900        2,180,831
Tyco International Ltd.                                     88,700        5,055,900
                                                                       ------------
                                                                         10,303,725
                                                                       ------------
Electronics (13.62%)
Agilent Technologies, Inc.*                                 15,217          917,775
Altera Corp.*                                               24,600        1,594,388
Analog Devices, Inc.*                                       13,900        1,396,950
Applied Materials, Inc.*                                    23,600        2,036,975
General Electric Co.                                       309,400       18,157,912
Intel Corp.                                                227,600       17,041,550
Maxim Integrated Products, Inc.*                            22,500        1,972,969
Motorola, Inc.                                              64,000        2,308,000
Novellus Systems, Inc.*                                     12,100          744,906
SCI Systems, Inc.*                                          17,900        1,105,325
Teradyne, Inc.*                                              9,700          628,681
Texas Instruments, Inc.                                     56,800        3,802,050
Waters Corp.*                                                9,000          716,063
Xilinx, Inc.*                                               12,500        1,110,938
                                                                       ------------
                                                                         53,534,482
                                                                       ------------
Fiber Optics (0.30%)
JDS Uniphase Corp.*                                          9,400        1,170,153
                                                                       ------------
Finance (8.42%)
Associates First Capital Corp. (Class A)                    26,300          739,688
AXA Financial, Inc.                                         87,100        4,507,425
Citigroup, Inc.                                            291,333       17,006,564
Fannie Mae                                                 108,700        5,842,625
MBNA Corp.                                                  78,600        2,775,562
Morgan (J.P.) & Co., Inc.                                    5,800          969,688
Stilwell Financial, Inc.*                                   25,700        1,243,238
                                                                       ------------
                                                                         33,084,790
                                                                       ------------
Food (0.62%)
ConAgra, Inc.                                               40,200          736,163
Quaker Oats Co.                                             25,000        1,698,438
                                                                       ------------
                                                                          2,434,601
                                                                       ------------
Insurance (4.05%)
Aon Corp.                                                   46,000        1,716,375
CIGNA Corp.                                                 41,100        3,996,975
Hartford Financial Services Group, Inc.  (The)              43,500        2,898,187
Lincoln National Corp.                                      67,000        3,618,000
Marsh & McLennan Cos., Inc.                                 17,800        2,113,750
XL Capital Ltd. (Class A)                                   22,700        1,564,881
                                                                       ------------
                                                                         15,908,168
                                                                       ------------
Machinery (0.62%)
Ingersoll-Rand Co.                                          53,300        2,428,481
                                                                       ------------
Media (3.39%)
AT&T Corp. -- Liberty Media Group*                          45,900          981,113
Clear Channel Communications, Inc.*                         24,400        1,765,950
Infinity Broadcasting Corp. (Class A)*                      33,400        1,265,025
Time Warner, Inc.                                           43,300        3,702,150
Viacom, Inc. (Class B)*                                     83,100        5,593,669
                                                                       ------------
                                                                         13,307,907
                                                                       ------------
Medical (12.76%)
Allergan, Inc.                                              37,200        2,720,250
American Home Products Corp.                                45,600        2,470,950
Bausch & Lomb, Inc.                                         16,000          572,000
Bristol-Myers Squibb Co.                                    93,300        4,944,900
Cardinal Health, Inc.                                       30,800        2,519,825
Johnson & Johnson                                           24,000        2,206,500
Lilly (Eli) & Co.                                           27,700        2,022,100
Merck & Co., Inc.                                          107,000        7,476,625
Pfizer, Inc.                                               346,600       14,990,450
Pharmacia Corp.                                             95,300        5,581,006
Schering-Plough Corp.                                      115,700        4,642,462
                                                                       ------------
                                                                         50,147,068
                                                                       ------------
Metal (0.36%)
Illinois Tool Works, Inc.                                   25,212        1,413,448
                                                                       ------------
Office (0.19%)
Reynolds & Reynolds Co. (The) (Class A)                     41,500          752,188
                                                                       ------------
Oil & Gas (5.69%)
BP Amoco Plc, American Depositary Receipt (ADR)
(United Kingdom)                                             8,000          442,000
El Paso Energy Corp.                                        45,500        2,650,375
Exxon Mobil Corp.                                          121,700        9,933,762
Kerr-McGee Corp.                                            28,200        1,781,887
Royal Dutch Petroleum Co. (ADR)  (Netherlands)              97,500        5,965,781
USX -- Marathon Group                                       57,000        1,563,938
                                                                       ------------
                                                                         22,337,743
                                                                       ------------
Retail (4.99%)
Gap, Inc. (The)                                             89,000        1,996,937
Home Depot, Inc. (The)                                      99,100        4,762,994
Lowe's Cos., Inc.                                           42,800        1,917,975
Outback Steakhouse, Inc.*                                   15,300          350,944
Sears, Roebuck & Co.                                        55,700        1,737,144
Target Corp.                                                85,400        1,985,550
TJX Cos., Inc.                                             104,600        1,967,787
Wal-Mart Stores, Inc.                                      103,200        4,895,550
                                                                       ------------
                                                                         19,614,881
                                                                       ------------
Soap & Cleaning Preparations (0.06%)
Procter & Gamble Co. (The)                                   4,000          247,250
                                                                       ------------
Telecommunications (5.71%)
AT&T Wireless Group*                                        36,800          963,700
Corning, Inc.                                                6,600        2,164,387
Lucent Technologies, Inc.                                   53,400        2,232,787
Nortel Networks Corp.                                       88,000        7,177,500
RF Micro Devices, Inc.*                                     12,200          544,425
Sprint Corp. (FON Group)                                    32,000        1,072,000
Sprint Corp. (PCS Group)*                                   44,700        2,243,381
Verizon Communications                                      34,800        1,518,150
WorldCom, Inc.*                                            123,700        4,515,050
                                                                       ------------
                                                                         22,431,380
                                                                       ------------
Tobacco (0.90%)
Philip Morris Cos., Inc.                                    79,400        2,352,225
UST, Inc.                                                   55,500        1,200,188
                                                                       ------------
                                                                          3,552,413
                                                                       ------------
Utilities (4.17%)
Ameren Corp.                                                42,700        1,726,681
Duke Energy Corp.                                           68,500        5,124,656
PG&E Corp.                                                  61,200        1,770,975
Pinnacle West Capital Corp.                                 24,900        1,025,569
Reliant Energy, Inc.                                        46,000        1,707,750
SBC Communications, Inc.                                   120,300        5,022,525
                                                                       ------------
                                                                         16,378,156
                                                                       ------------
TOTAL COMMON STOCKS
(Cost $265,115,483)                                        (99.29%)     390,147,682
                                                         ---------     ------------

                                           INTEREST       PAR VALUE        MARKET
ISSUER, DESCRIPTION                          RATE      (000s OMITTED)      VALUE
-------------------                       ---------   --------------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.56%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.250% thru 9.250%,  due
02-15-16 thru 02-15-19) -- Note A            6.61%          $2,195       $2,195,000
                                                                       ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                      466
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                                (0.56%)       2,195,466
                                                         ---------     ------------
TOTAL INVESTMENTS                                          (99.85%)     392,343,148
                                                         ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                           (0.15%)         602,195
                                                         ---------     ------------
TOTAL NET ASSETS                                          (100.00%)    $392,945,343
                                                         =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on August 31, 2000. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
August 31, 2000 (Unaudited)
-----------------------------------------------------------------------------------

                                                         NUMBER OF           MARKET
ISSUER, DESCRIPTION                                         SHARES            VALUE
-------------------                                   ------------     ------------
COMMON STOCKS
Abrasives (0.07%)
Cabot Microelectronics Corp.*                                  200          $11,675
                                                                       ------------
Advertising (1.87%)
Interpublic Group of Cos., Inc. (The)                        1,800           68,850
Lamar Advertising Co.*                                       3,300          153,244
Omnicom Group, Inc.                                          1,200          100,125
                                                                       ------------
                                                                            322,219
                                                                       ------------
Aerospace (0.36%)
General Dynamics Corp.                                       1,000           62,938
                                                                       ------------
Automobile / Trucks (2.31%)
Borg-Warner Automotive, Inc.                                 2,200           75,625
Eaton Corp.                                                    600           39,825
Lear Corp.*                                                  3,900           84,094
Ryder System, Inc.                                           4,800           92,100
Superior Industries International, Inc.                      3,300          107,044
                                                                       ------------
                                                                            398,688
                                                                       ------------
Banks -- United States (1.78%)
AmSouth Bancorporation                                       3,700           67,525
Comerica, Inc.                                               2,200          123,887
Marshall & Ilsley Corp.                                        800           39,000
Mellon Financial Corp.                                       1,700           76,925
                                                                       ------------
                                                                            307,337
                                                                       ------------
Building (1.60%)
Black & Decker Corp. (The)                                   2,900          116,181
Danaher Corp.                                                1,200           67,425
Georgia-Pacific Group                                        2,000           53,500
Willamette Industries, Inc.                                  1,300           39,650
                                                                       ------------
                                                                            276,756
                                                                       ------------
Business Services -- Misc. (1.15%)
Convergys Corp.*                                             5,100          199,537
                                                                       ------------
Chemicals (2.12%)
Air Products & Chemicals, Inc.                               1,400           50,838
Eastman Chemical Co.                                         1,200           51,750
Georgia Gulf Corp.                                           4,300           55,900
Grace (W. R.) & Co.*                                         7,200           57,150
Lubrizol Corp.                                               2,700           58,556
Millennium Chemicals, Inc.                                   3,700           61,050
Praxair, Inc.                                                  700           30,975
                                                                       ------------
                                                                            366,219
                                                                       ------------
Computers (12.03%)
Cadence Design Systems, Inc.*                                6,600          140,250
DST Systems, Inc.*                                           2,300          216,200
E*TRADE Group, Inc.*                                         2,900           51,475
First Data Corp.                                             4,400          209,825
Fiserv, Inc.*                                                4,300          233,006
Intuit, Inc.*                                                5,700          341,288
Lexmark International, Inc.*                                 1,200           81,375
Network Associates, Inc.*                                    4,500          116,437
Portal Software, Inc.*                                       1,600           88,400
Rational Software Corp.*                                     2,100          270,244
Sabre Holdings Corp.*                                        4,600          128,225
SunGard Data Systems Inc.*                                   5,600          201,600
                                                                       ------------
                                                                          2,078,325
                                                                       ------------
Consumer Products -- Misc. (0.22%)
American Greetings Corp. (Class A)                           2,000           37,250
                                                                       ------------
Cosmetics & Personal Care (0.18%)
Avon Products, Inc.                                            800           31,350
                                                                       ------------
Diversified Operations (0.29%)
Textron, Inc.                                                  900           50,456
                                                                       ------------
Electronics (17.47%)
Altera Corp.*                                                2,800          181,475
American Power Conversion Corp.                              1,700           40,481
ANADIGICS, Inc.*                                             1,900           68,400
Applied Micro Circuits Corp.*                                  500          101,469
Atmel Corp.*                                                15,200          304,000
Jabil Circuit, Inc.*                                         4,900          312,681
Lam Research Corp.*                                          3,700          111,462
Linear Technology Corp.                                      2,300          165,456
Litton Industries, Inc.                                      1,300           71,906
Maxim Integrated Products, Inc.*                             1,000           87,688
Novellus Systems, Inc.*                                      2,000          123,125
Parker- Hannifin Corp.                                       1,300           45,256
PE Corp.-PE Biosystems Group                                   900           88,537
Sanmina Corp.*                                               1,200          141,600
SCI Systems, Inc.*                                           4,400          271,700
Teradyne, Inc.*                                              1,100           71,294
Vishay Intertechnology, Inc.*                                5,100          205,594
Vitesse Semiconductor Corp.*                                 1,900          168,744
Waters Corp.*                                                4,400          350,075
Xilinx, Inc.*                                                1,200          106,650
                                                                       ------------
                                                                          3,017,593
                                                                       ------------
Finance (4.66%)
Associates First Capital Corp. (Class A)                     1,500           42,188
AXA Financial, Inc.                                          4,500          232,875
Golden West Financial Corp.                                  1,800           85,725
Stilwell Financial, Inc.*                                    5,500          266,062
Washington Mutual, Inc.                                      5,100          178,500
                                                                       ------------
                                                                            805,350
                                                                       ------------
Food (1.00%)
Hormel Foods Corp.                                           5,200           80,275
Quaker Oats Co.                                                600           40,763
Universal Foods Corp.                                        2,500           51,250
                                                                       ------------
                                                                            172,288
                                                                       ------------
Furniture (0.50%)
Leggett & Platt, Inc.                                        4,900           86,669
                                                                       ------------
Instruments -- Scientific (0.46%)
Millipore Corp.                                              1,300           79,137
                                                                       ------------
Insurance (5.03%)
Aon Corp.                                                    3,900          145,519
Hartford Financial Services Group, Inc.  (The)               3,800          253,175
Lincoln National Corp.                                       2,200          118,800
PartnerRe Ltd. (Bermuda)                                     1,800           75,488
St. Paul Cos., Inc. (The)                                    1,700           80,963
Torchmark Corp.                                              3,800          106,637
XL Capital Ltd. (Class A)                                    1,300           89,619
                                                                       ------------
                                                                            870,201
                                                                       ------------
Machinery (1.05%)
AK Steel Holding Corp.                                       6,000           65,250
Ingersoll-Rand Co.                                           1,400           63,788
Pentair, Inc.                                                1,600           52,000
                                                                       ------------
                                                                            181,038
                                                                       ------------
Media (4.12%)
Hispanic Broadcasting Corp.*                                 4,100          105,319
Infinity Broadcasting Corp. (Class A)*                       3,400          128,775
Knight-Ridder, Inc.                                          1,000           54,625
Reader's Digest Association, Inc.  (Class A)                 2,000           77,000
Univision Communications, Inc.  (Class A)*                   3,400          150,025
Westwood One, Inc.*                                          7,100          197,469
                                                                       ------------
                                                                            713,213
                                                                       ------------
Medical (10.71%)
Allergan, Inc.                                               2,900          212,062
ALZA Corp.*                                                  3,000          226,875
Bausch & Lomb, Inc.                                          1,700           60,775
Cardinal Health, Inc.                                        1,200           98,175
Cephalon, Inc.                                               1,000           50,313
CV Therapeutics, Inc.*                                       1,800          135,000
Edwards Lifesciences Corp.*                                  4,600          120,750
Forest Laboratories, Inc.*                                   1,500          146,812
Genzyme Corp.*                                               2,200          165,137
Health Management Associates, Inc.  (Class A)*              10,600          172,912
Pall Corp.                                                   1,900           40,613
St. Jude Medical, Inc.*                                      1,900           75,288
Stryker Corp.                                                2,900          129,956
Wellpoint Health Networks, Inc.*                             2,500          215,781
                                                                       ------------
                                                                          1,850,449
                                                                       ------------
Metal (0.13%)
Illinois Tool Works, Inc.                                      400           22,425
                                                                       ------------
Office (1.13%)
Avery Dennison Corp.                                           700           37,844
Pitney Bowes, Inc.                                           2,400           87,750
Reynolds & Reynolds Co. (The)  (Class A)                     3,800           68,875
                                                                       ------------
                                                                            194,469
                                                                       ------------
Oil & Gas (12.00%)
Amerada Hess Corp.                                           3,200          219,000
Anadarko Petroleum Corp.                                     2,500          164,425
Apache Corp.                                                 2,400          151,200
Burlington Resources, Inc.                                   2,500           98,281
Conoco Inc. (Class A)                                        4,600          115,862
Cooper Cameron Corp.*                                        1,300          101,156
El Paso Energy Corp.                                         4,800          279,600
Halliburton Co.                                              2,500          132,500
Imperial Oil Ltd. (Canada)                                   3,000           74,437
Kerr-McGee Corp.                                             1,800          113,737
Noble Drilling Corp.*                                        5,400          261,900
Phillips Petroleum Co.                                       2,500          154,687
Sunoco, Inc.                                                 4,200          114,187
USX -- Marathon Group                                        3,400           93,288
                                                                       ------------
                                                                          2,074,260
                                                                       ------------
Printing -- Commercial (0.42%)
Donnelley (R.R.) & Sons                                      2,800           72,100
                                                                       ------------
Retail (5.45%)
Brinker International, Inc.*                                 3,600          114,300
Circuit City Stores-Circuit City Group                         600           15,563
Darden Restaurants, Inc.                                     2,400           42,450
Family Dollar Stores, Inc.                                   9,300          167,400
Intimate Brands, Inc.                                        3,500           56,437
Limited, Inc. (The)                                          2,200           44,000
Lowe's Cos., Inc.                                            1,100           49,294
Outback Steakhouse, Inc.*                                    1,800           41,288
RadioShack Corp.                                               600           35,400
Starbucks Corp.*                                             1,800           65,925
SYSCO Corp.                                                    900           38,081
Target Corp.                                                 1,600           37,200
Tiffany & Co.                                                2,100           87,413
TJX Cos., Inc.                                               5,200           97,825
Wendy's International, Inc.                                  2,600           49,075
                                                                       ------------
                                                                            941,651
                                                                       ------------
Steel (0.28%)
USX-U.S. Steel Group, Inc.                                   2,800           48,650
                                                                       ------------
Telecommunications (3.43%)
ADC Telecommunications, Inc.*                                2,200           90,062
AT&T Wireless Group*                                         2,600           68,088
Broadwing, Inc.*                                             5,700          159,244
Comverse Technology, Inc.*                                   1,200          110,325
Harris Corp.                                                 2,900           87,181
RF Micro Devices, Inc.*                                      1,200           53,550
Scientific-Atlanta, Inc.                                       300           23,381
                                                                       ------------
                                                                            591,831
                                                                       ------------
Textile (0.03%)
Jones Apparel Group, Inc.*                                     200            4,900
                                                                       ------------
Tobacco (0.60%)
UST, Inc.                                                    4,800          103,800
                                                                       ------------
Transportation (0.67%)
CNF Transportation, Inc.                                     2,800           68,600
Union Pacific Corp.                                          1,200           47,700
                                                                       ------------
                                                                            116,300
                                                                       ------------
Utilities (5.64%)
Constellation Energy Group, Inc.                             2,600           99,450
Dominion Resources, Inc.                                     1,700           90,100
Duke Energy Corp.                                              800           59,850
Florida Progress Corp.                                         900           46,688
OGE Energy Corp.                                             4,400           94,050
PECO Energy Co.                                              1,300           62,644
PG&E Corp.                                                   1,700           49,194
Pinnacle West Capital Corp.                                  3,300          135,919
Reliant Energy, Inc.                                         2,800          103,950
Telephone and Data Systems, Inc.                             2,000          232,000
                                                                       ------------
                                                                            973,845
                                                                       ------------
TOTAL COMMON STOCKS
(Cost $14,152,126)                                         (98.76%)      17,062,919
                                                                       ------------

                                           INTEREST       PAR VALUE
                                             RATE      (000s OMITTED)
                                          ---------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.68%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  08-31-00, due
09-01-00  (Secured by U.S. Treasury
Bonds, 7.250% thru 9.250%,  due
02-15-16 thru 02-15-19) -- Note A            6.61%            $981          981,000
                                                                       ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 5.20%                                                                      151
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                                (5.68%)         981,151
                                                         ---------     ------------
TOTAL INVESTMENTS                                         (104.44%)      18,044,070
                                                         ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                           (4.44%)        (767,641)
                                                         ---------     ------------
TOTAL NET ASSETS                                          (100.00%)     $17,276,429
                                                         =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Effective October 1, 1999, the Board of Trustees authorized the existing shares of Independence Diversified Core Equity Fund II to be designated Class I shares and the issuance of Class P shares, which will become available for sale to individual investors at a later date. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above-average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above-average total return. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of the investment operations of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the period ended August 31, 2000.

SECURITIES LENDING The Funds may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 2000, the Independence Diversified Core Equity Fund II loaned securities having a market value of $9,622,813 collateralized by securities in the amount of $9,815,269.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis as follows:

FUND                    RATE
----------------------  ----------------------------------------------------
Independence            0.70% of average daily net assets up to $500 million
Balanced Fund           0.65% of such assets in excess of $500 million

Independence
Diversified Core        0.50% of average daily net assets up to $1 billion
Equity Fund II          0.45% of such assets in excess of $1 billion

Independence Medium     0.80% of average daily net assets up to $500 million
Capitalization Fund     0.75% of such assets in excess of $500 million

The Adviser is responsible for managing the Funds' investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Funds with investment services and advice with respect to investment transactions. The Adviser pays the Sub-Adviser a portion of its advisory fee quarterly from each Fund as follows:

FUND                    RATE
----------------------  ----------------------------------------------------
Independence            60% of the advisory fee payable on the Fund's
Balanced Fund           average daily net assets

Independence
Diversified Core        80% of the advisory fee payable on the Fund's
Equity Fund II          average daily net assets

Independence Medium     55% of the advisory fee payable on the Fund's
Capitalization Fund     average daily net assets

Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice on Independence Medium Capitalization Fund.

The Adviser has agreed to limit the Funds' expenses further to the extent required to prevent expenses from exceeding: 0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets. Accordingly, for the period ended August 31, 2000, the reduction in the Funds' expenses collectively with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $30,464 for Independence Balanced Fund and $30,199 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2000, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of John Hancock Life Insurance Company. The Funds pay
Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.


NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short- term obligations, for the period ended August 31, 2000 were as follows:

                           PURCHASES          PROCEEDS
                         -------------      ------------
Independence
Balanced Fund

  U.S. Government
  Securities               $54,540,594       $53,840,563

  Other Investments          2,743,340        35,232,231

Independence
Diversified Core
Equity Fund II             126,074,579       216,929,559

Independence Medium
Capitalization Fund         12,552,732        10,392,438

At August 31, 2000, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:


                                                                               NET UNREALIZED
                            AGGREGATE   GROSS UNREALIZED   GROSS UNREALIZED      APPRECIATION/
                                 COST       APPRECIATION       DEPRECIATION     (DEPRECIATION)
                          -----------   ----------------   ----------------    --------------
Independence
Balanced
Fund                      $52,316,281        $10,742,020        ($1,238,820)       $9,503,200

Independence
Diversified
Core Equity
Fund II                   267,420,359        140,872,721        (15,950,398)      124,922,323

Independence
Medium
Capitalization
Fund                       15,133,542          3,720,885           (810,508)        2,910,377




[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


KI0SA    8/00
        10/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Core Growth
Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY COREEN KRAYSLER FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of Page of John Hancock Core Growth Fund. Caption below reads "Fund management team members (l-r):
Paul McManus, John Montgomery and Coreen Kraysler."]

John Hancock
Core Growth Fund

Investors return to basics, renewing focus on earnings and valuations

As investors moved out of high-flying technology shares into beaten-down old economy stocks this past spring, the market broadened, with gains coming from a variety of sectors instead of just one. This benefited John Hancock Core Growth Fund, with its diversified strategy and focus on cheap stocks with improving fundamentals. For the six months ended August 31, 2000, the Fund's Class A, Class B, Class C and Class I shares returned 15.30%, 14.90%, 14.90% and 15.53%, respectively, at net asset value. The Fund's results far exceeded the average large-cap growth fund, which returned only 6.38%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's if you were not invested for the exact same periods and did not reinvest all distributions. See pages six and seven for historical performance information.

While the Fund's industry weightings and risk characteristics matched those of the Russell 1000 Growth Index, our stock selection differed. Using in-house analysts' earnings estimates and proprietary computer models, we focused on what appeared to be the best stocks in the large-cap growth universe. This strategy worked well during the period, allowing the Fund to outpace the Index's 8.96% return.

"...investors
reached their
limit with
technology
and began
moving into
old economy
names."

Market environment

Last year investors were willing to buy earnings growth at any price. Valuations didn't matter. Actual earnings didn't matter. Investors just wanted technology stocks. But in March, the market made a U-turn, as investors reached their limit with technology and began moving into old economy names. This happened as signs of slower economic growth increased the risk of future earnings disappointments, especially in high-growth sectors like technology, telecommunications and biotechnology. At the same time, old economy stocks looked more attractive as interest rates neared their peak. The market rotation signaled a return to rationality. Investors renewed their focus on valuations (or how much they were willing to pay for future earnings growth), earnings and cash flow. Stocks in many industries began doing well, especially pharmaceuticals and financials.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Cisco Systems 7.3%, the second is Intel 6.5%, the third General Electric 6.2%, the fourth Pfizer 4.1% and the fifth Oracle 3.5%. A note below the table reads "As a percentage of net assets on August 31, 2000."]

"Health care,
especially
large
pharmaceuticals,
rebounded
during the
spring..."

Health-care gainers

Health care, especially large pharmaceuticals, rebounded during the spring as concerns about Medicare reimbursement issues subsided. In addition, investors viewed these stocks as cheap, safe-haven securities with strong and improving earnings prospects. Among our winners during the period were Warner-Lambert, which was acquired by Pfizer, a very diversified drug company that was also a top performer for the Fund; Merck, which continued to beat earnings expectations; and Johnson & Johnson, a global provider of health-care products. We also owned some medical technology companies like Waters Corp., which benefited greatly from increasing demand for its products, which are used by researchers in mapping the human genome. We added to our stake in this area because prospects seemed so strong.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Warner-Lambert followed by an up arrow with the phrase "Acquired by Pfizer, improving prospects." The second listing is Applied Micro Circuits followed by an up arrow with the phrase "Strong demand for semiconductors." The third listing is Cisco Systems followed by a sideways arrow with the phrase "Concern about acquisition strategy." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Financial leaders

Financial stocks also rallied nicely, benefiting from cheap valuations and improving prospects in a changing interest-rate environment. One of the Fund's top performers was AXA Financial, a company with money management and life insurance operations that also has good management, good products and great distribution. Lincoln National also did exceptionally well, thanks to new management and the likelihood of further industry consolidation. Citigroup, with its unparalleled global franchise, was another major contributor to performance. The stock climbed quickly as excitement continued to spread about the cross-selling opportunities coming from Citigroup's merger with Travelers.
We took advantage of the rise to pare back on our investment.

Technology bright spots

Several of our best performers came from the technology sector, which represented roughly half of the Fund's net assets. We found pockets of strength among semiconductor names, which were buoyed by strong demand and a supply shortage. Intel, an industry leader, also benefited from its fast-growing business selling high margin chips for servers. Applied Micro Circuits, which supplies semiconductors for fiber-optic networks, and Altera, which makes semiconductors for the communications industry, did quite well, thanks to huge growth in the end markets they serve. Other names prospered as the Internet grew, including Sun Microsystems, which saw demand expand for its big, high-end servers, and EMC, which makes data storage systems.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 4% with 0% at the bottom and 16% at the top. The first bar represents the 15.30% total return for John Hancock Core Growth Fund Class A. The second bar represents the 14.90% total return for John Hancock Core Growth Fund Class B. The third bar represents the 14.90% total return for John Hancock Core Growth Fund Class C. The fourth bar represents the 15.53% total return for John Hancock Core Growth Fund Class I. The fifth bar represents the 6.38% total return for Average large-cap growth fund. A note below the chart reads "Total returns for John Hancock Core Growth Fund are at net asset value with all distributions reinvested. The average large-cap growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Weakness in technology

Our biggest disappointments, however, also came from the technology sector. One of our largest investments was Microsoft, which took a big hit from the Justice Department's decision to split the company apart. Cisco Systems, our top holding, also came under pressure as investors questioned the company's acquisition strategy. We believe the company's prospects remain strong and added to our stake. Texas Instruments, a semiconductor company with significant exposure to the cell phone industry, was weak because of a slowdown in wireless handset sales at companies like Motorola (another disappointment) and Ericsson. Finally, Citrix, which develops software for client servers, suffered from a substantial revenue shortfall brought on by weak international sales and a change in sales strategy. We decided to cut our losses and sold the stock.

"...economic
growth, while
moderating,
continues to
be solid."

Upbeat outlook

We believe the current economic environment bodes well for both the stock market and growth stocks. Interest rates seem to have peaked; inflation remains under control and historically low, despite the recent rise in oil prices; and economic growth, while moderating, continues to be solid. These conditions should help corporate profit growth remain strong. The only concern is whether - as the economy cools - earnings disappointments will increase. With this possibility looming, stock selection will be key. We will remain focused on companies with high earnings growth whose stocks are selling at reasonable prices. Recent buys include both El Paso Energy, a natural gas supplier, and Noble Drilling, a deep water driller, both of which stand to benefit from increasing demand for natural gas. We're also finding some good opportunities in the technology and telecommunications areas, including Oracle and Nortel Networks. We expect our emphasis on stock selection, valuation and diversification to stand us in good stead as the market continues to refocus on fundamentals and valuations.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Sales charge is not applicable for Class I shares.* For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

*For certain institutional investors.


CLASS I*
For the period ended June 30, 2000
                                                      SINCE
                                            ONE     INCEPTION
                                           YEAR     (10/2/95)
                                         -------    --------
Cumulative Total Returns                  19.36%    204.99%
Average Annual Total Returns(1)           19.36%     26.49%

CLASS A
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                    (7/1/99)
                                                    --------
Cumulative Total Return                              12.04%
Average Annual Total Return(1)                       12.04%(2)

CLASS B
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                    (7/1/99)
                                                    --------
Cumulative Total Return                              12.25%
Average Annual Total Return(1)                       12.25%(2)

CLASS C
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                    (7/1/99)
                                                    --------
Cumulative Total Return                              15.10%
Average Annual Total Return(1)                       15.10%(2)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total returns for the one-year period and since inception for Class I shares would have been 19.07% and 20.92%, respectively. Without the limitation of expenses, the cumulative total return since inception for Class A, Class B and Class C shares would have been 11.75%, 11.96% and 14.81%, respectively.

(2) Not annualized.


WHAT HAPPENED TO A $250,000 INVESTMENT...

The chart on the right shows how much a $250,000 investment in the John Hancock Core Growth Fund Class I shares (for certain institutional investors) would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Russell 1000 Growth Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a greater-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock Core Growth Fund Class I, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Russell 1000 Growth Index and is equal to $844,911 as of August 31, 2000. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Core Growth Fund on October 2, 1995, and is equal to $815,125 as of August 31, 2000.

The chart below shows the value of a $10,000 investment in the Fund's Class A, Class B and Class C shares, assuming all distributions were reinvested between July 1, 1999 and August 31, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                              Class A     Class B     Class C
--------------------------------------------------------------
Inception Date                 7/1/99      7/1/99      7/1/99
--------------------------------------------------------------
Without Sales Charge          $12,596     $12,508     $12,508
--------------------------------------------------------------
With Maximum Sales Charge     $11,970     $12,108     $12,385
--------------------------------------------------------------
Russell 1000 Growth Index     $13,133     $13,133     $13,133



FINANCIAL STATEMENTS

John Hancock Funds -- Core Growth Fund

Statement of Assets and Liabilities
August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $68,031,524)                                           $82,735,559
Joint repurchase agreement (cost - $967,000)                                     967,000
Corporate savings account                                                            319
                                                                             -----------
                                                                              83,702,878
Receivable for investments sold                                                  482,778
Receivable for shares sold                                                        18,714
Dividends receivable                                                              28,723
Interest receivable                                                                  180
Other assets                                                                         930
                                                                             -----------
Total Assets                                                                  84,234,203
                                                                             -----------
Liabilities:
Payable for shares repurchased                                                     8,179
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                           54,348
Accounts payable and accrued expenses                                             26,787
                                                                             -----------
Total Liabilities                                                                 89,314
                                                                             -----------
Net Assets:
Capital paid-in                                                               68,545,268
Accumulated net realized gain on investments                                   1,205,886
Net unrealized appreciation of investments                                    14,704,035
Accumulated net investment loss                                                 (310,300)
                                                                             -----------
Net Assets                                                                   $84,144,889
                                                                             -----------
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding -
unlimited number of shares authorized with no par value)
Class A - $36,468,592/1,597,050                                                   $22.83
========================================================================================
Class B - $35,211,256/1,552,871                                                   $22.67
========================================================================================
Class C - $2,184,078/96,321                                                       $22.67
========================================================================================
Class I - $10,280,963/448,806                                                     $22.91
========================================================================================
Maximum Offering Price Per Share
Class A* - ($22.83/0.95)                                                          $24.03
========================================================================================
Class C - ($22.67/0.99)                                                           $22.90
========================================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.




Statement of Operations
Six months ended August 31, 2000 (Unaudited)
----------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $140)                            $172,911
Interest (including income on securities loaned of $1,206)                        39,564
                                                                             -----------
                                                                                 212,475
                                                                             -----------
Expenses:
Investment management fee - Note B                                               265,846
Distribution and service fee - Note B
Class A                                                                           41,258
Class B                                                                          141,565
Class C                                                                            7,142
Transfer agent fee - Note B                                                       33,375
Custodian fee                                                                     23,256
Registration and filing fees                                                      10,778
Auditing fee                                                                       8,494
Printing                                                                           7,769
Accounting and legal services fee - Note B                                         6,186
Miscellaneous                                                                      1,943
Trustees' fees                                                                     1,301
Organizational expense - Note A                                                      881
Legal fees                                                                           251
                                                                             -----------
Total Expenses                                                                   550,045
                                                                             -----------
Less Expense Reductions - Note B                                                 (27,359)
                                                                             -----------
Net Expenses                                                                     522,686
                                                                             -----------
Net Investment Loss                                                             (310,211)
                                                                             -----------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                                            910,666
Change in net unrealized appreciation/depreciation
of investments                                                                 9,099,563
                                                                             -----------
Net Realized and Unrealized Gain on
Investments                                                                   10,010,229
                                                                             -----------
Net Increase in Net Assets
Resulting from Operations                                                     $9,700,018
                                                                             ===========

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED
                                                                    YEAR ENDED        AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000     (UNAUDITED)
                                                                 -----------------  ------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                    ($104,658)           ($310,211)
Net realized gain on investments sold                                    768,558              910,666
Change in net unrealized appreciation/depreciation of investments      3,946,942            9,099,563
                                                                   -------------    -----------------
Net Increase in Net Assets Resulting from Operations                   4,610,842            9,700,018
                                                                   -------------    -----------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A** - ($0.0162 and none per share, respectively)                    (8,052)                  --
Class B** - ($0.0162 and none per share, respectively)                   (10,306)                  --
Class C** - ($0.0162 and none per share, respectively)                      (394)                  --
Class I - ($1.1162 and none per share, respectively)                    (449,026)                  --
                                                                   -------------    -----------------
Total Distributions to Shareholders                                     (467,778)                  --
                                                                   -------------    -----------------
From Fund Share Transactions - Net: *                                 40,985,257           21,461,973
                                                                   -------------    -----------------
Net Assets:
Beginning of period                                                    7,854,577           52,982,898
                                                                   -------------    -----------------
End of period (including accumulated net investment loss
of $89 and $310,300, respectively)                                   $52,982,898          $84,144,889
                                                                   =============    =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets (continued)
-----------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:
                                                                                                             SIX MONTHS ENDED
                                                                             YEAR ENDED                       AUGUST 31, 2000
                                                                          FEBRUARY 29, 2000                     (UNAUDITED)
                                                                  ----------------------------------   ---------------------------
                                                                      SHARES             AMOUNT            SHARES         AMOUNT
                                                                  -------------    -----------------   -------------   -----------
CLASS A**
Shares sold                                                           1,519,350           28,037,749       1,110,816    23,085,443
Shares issued to shareholders in reinvestment of distributions              616               11,717              77         1,433
                                                                  -------------    -----------------   -------------   -----------
                                                                      1,519,966           28,049,466       1,110,893    23,086,876
Less shares repurchased                                                (468,286)          (8,668,556)       (565,523)  (11,552,593)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                          1,051,680           19,380,910         545,370    11,534,283
                                                                  =============    =================   =============   ===========
CLASS B**
Shares sold                                                           1,278,590           23,451,319         593,416    12,472,760
Shares issued to shareholders in reinvestment of distributions              614               11,341              61         1,215
                                                                  -------------    -----------------   -------------   -----------
                                                                      1,279,204           23,462,660         593,477    12,473,975
Less shares repurchased                                                (127,150)          (2,412,874)       (192,660)   (4,057,526)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                          1,152,054           21,049,786         400,817     8,416,449
                                                                  =============    =================   =============   ===========
CLASS C**
Shares sold                                                              48,989              896,165          58,739     1,253,363
Shares issued to shareholders in reinvestment of distributions               29                  552              55         1,187
                                                                  -------------    -----------------   -------------   -----------
                                                                         49,018              896,717          58,794     1,254,550
Less shares repurchased                                                  (2,653)             (50,979)         (8,838)     (178,482)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                             46,365              845,738          49,956     1,076,068
                                                                  =============    =================   =============   ===========
CLASS I
Shares sold                                                             177,003            3,265,932         111,472     2,346,499
Shares issued to shareholders in reinvestment of distributions           26,179              449,001              --            --
                                                                  -------------    -----------------   -------------   -----------
                                                                        203,182            3,714,933         111,472     2,346,499
Less shares repurchased                                                (218,474)          (4,006,110)        (92,398)   (1,911,326)
                                                                  -------------    -----------------   -------------   -----------
Net increase (decrease)                                                 (15,292)            (291,177)         19,074       435,173
                                                                  =============    =================   =============   ===========

** Class A, Class B and Class C shares commenced operations on July 1, 1999.

See notes to financial statements.




Financial Highlights
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                    PERIOD ENDED        AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000(1)     (UNAUDITED)
                                                                 -------------------   ----------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $18.14               $19.80
                                                                      --------             --------
Net Investment Loss(2)                                                   (0.05)               (0.07)
Net Realized and Unrealized Gain on Investments                           1.73                 3.10
                                                                      --------             --------
Total from Investment Operations                                          1.68                 3.03
                                                                      --------             --------
Less Distributions:
Dividends from Net Realized Gain on Investments Sold                     (0.02)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $19.80               $22.83
                                                                      ========             ========
Total Investment Return at Net Asset Value(3)                            9.25%(4)            15.30%(4)
Total Adjusted Investment Return at Net Asset Value(3,5)                 9.00%(4)            15.26%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                               $20,821              $36,469
Ratio of Expenses to Average Net Assets                                  1.25%(6)             1.31%(6)
Ratio of Adjusted Expenses to Average Net Assets(7,8)                    1.63%(6)             1.39%(6)
Ratio of Net Investment Loss to Average Net Assets                      (0.39%)(6)           (0.68%)(6)
Ratio of Adjusted Net Investment Loss to Average Net Assets(7,8)        (0.77%)(6)           (0.76%)(6)
Portfolio Turnover Rate                                                    72%                  54%
Fee Reduction Per Share(2)                                               $0.05                $0.01

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                    PERIOD ENDED        AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000(1)     (UNAUDITED)
                                                                 -------------------   ----------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $18.14               $19.73
                                                                      --------             --------
Net Investment Loss(2)                                                   (0.13)               (0.14)
Net Realized and Unrealized Gain on Investments                           1.74                 3.08
                                                                      --------             --------
Total from Investment Operations                                          1.61                 2.94
                                                                      --------             --------
Less Distributions:
Dividends from Net Realized Gain on Investments Sold                     (0.02)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $19.73               $22.67
                                                                      ========             ========
Total Investment Return at Net Asset Value(3)                            8.86%(4)            14.90%(4)
Total Adjusted Investment Return at Net Asset Value(3,5)                 8.61%(4)            14.86%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                               $22,728              $35,211
Ratio of Expenses to Average Net Assets                                  1.95%(6)             2.01%(6)
Ratio of Adjusted Expenses to Average Net Assets(7,8)                    2.33%(6)             2.09%(6)
Ratio of Net Investment Loss to Average Net Assets                      (1.09%)(6)           (1.37%)(6)
Ratio of Adjusted Net Investment Loss to Average Net Assets(7,8)        (1.47%)(6)           (1.45%)(6)
Portfolio Turnover Rate                                                    72%                  54%
Fee Reduction Per Share(2)                                               $0.05                $0.01

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $18.14               $19.73
                                                                      --------             --------
Net Investment Loss(2)                                                   (0.13)               (0.15)
Net Realized and Unrealized Gain on Investments                           1.74                 3.09
                                                                      --------             --------
Total from Investment Operations                                          1.61                 2.94
                                                                      --------             --------
Less Distributions:
Dividends from Net Realized Gain on Investments Sold                     (0.02)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $19.73               $22.67
                                                                      ========             ========
Total Investment Return at Net Asset Value(3)                            8.86%(4)            14.90%(4)
Total Adjusted Investment Return at Net Asset Value(3,5)                 8.61%(4)            14.86%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                  $915               $2,184
Ratio of Expenses to Average Net Assets                                  1.95%(6)             2.02%(6)
Ratio of Adjusted Expenses to Average Net Assets(7,8)                    2.33%(6)             2.10%(6)
Ratio of Net Investment Loss to Average Net Assets                      (1.09%)(6)           (1.38%)(6)
Ratio of Adjusted Net Investment Loss to Average Net Assets(7,8)        (1.47%)(6)           (1.46%)(6)
Portfolio Turnover Rate                                                    72%                  54%
Fee Reduction Per Share(2)                                               $0.05                $0.01

Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------

                                                                                              SIX MONTHS
                                                                                                 ENDED
                                    PERIOD ENDED       YEAR ENDED FEBRUARY 28     YEAR ENDED   AUGUST 31,
                                    FEBRUARY 29,  ------------------------------  FEBRUARY 29,   2000
                                       1996(1)      1997       1998       1999       2000     (UNAUDITED)
                                       -------    --------    -------    -------    -------    --------
CLASS I (9)
Per Share Operating Performance
Net Asset Value, Beginning of Period     $8.50       $9.29     $11.01     $14.88     $17.65     $19.83
                                       -------    --------    -------    -------    -------    -------
Net Investment Income (Loss)(2)           0.03        0.05       0.04       0.01      (0.01)     (0.03)
Net Realized and Unrealized Gain
on Investments                            0.81        2.16       4.34       3.40       3.31     3.11
                                       -------    --------    -------    -------    -------    -------
Total from Investment Operations          0.84        2.21       4.38       3.41       3.30     3.08
                                       -------    --------    -------    -------    -------    -------
Less Distributions:
Dividends from Net Investment Income     (0.03)      (0.04)     (0.03)     (0.02)        --         --
Distributions in Excess
of Net Investment Income                    --          --         --         --(10)     --         --
Distributions from Net Realized Gain
on Investments Sold                      (0.02)      (0.45)     (0.48)     (0.62)     (1.12)        --
                                       -------    --------    -------    -------    -------    -------
Total Distributions                      (0.05)      (0.49)     (0.51)     (0.64)     (1.12)        --
                                       -------    --------    -------    -------    -------    -------
Net Asset Value, End of Period           $9.29      $11.01     $14.88     $17.65     $19.83     $22.91
                                       =======    ========    =======    =======    =======    =======
Total Investment Return
at Net Asset Value(3)                    9.94%(4)   24.19%     40.52%     22.92%     19.67%     15.53%(4)
Total Adjusted Investment Return
at Net Asset Value(3,5)                 (5.63%)(4)  17.40%     37.95%     21.89%     19.29%     15.49%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $549        $883     $4,605     $7,855     $8,520     $10,281
Ratio of Expenses
to Average Net Assets                    0.95%(6)    0.95%     0.95%       0.95%     0.95%        0.95%(6)
Ratio of Adjusted Expenses
to Average Net Assets(7,8)              38.57%(6)    7.74%     3.52%       1.98%     1.33%        1.03%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets                    0.91%(6)    0.49%     0.34%       0.06%     (0.06%)     (0.30%)(6)
Ratio of Adjusted Net Investment Loss
to Average Net Assets(7,8)             (36.71%)(6)  (6.30%)   (2.23%)     (0.97%)    (0.44%)     (0.38%)(6)
Portfolio Turnover Rate                    21%        142%       91%         54%        72%         54%
Fee Reduction Per Share(2)               $1.36       $0.68     $0.33       $0.17      $0.05       $0.01


(1) Class A, Class B and Class C shares began operations on July 1, 1999. Class I shares began operations on
    October 2, 1995.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the
    Adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the
    Fund grow.
(9) Effective July 1, 1999, existing shares of the Fund were designated Class I shares.
(10) Less than $0.01 per share.

See notes to financial statements.




Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Growth Fund on August 31, 2000. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                       NUMBER      MARKET
ISSUER, DESCRIPTION                                 OF SHARES       VALUE
-------------------                                 ---------  ----------
COMMON STOCKS
Advertising (0.87%)
Lamar Advertising Co.*                                  6,500     $301,844
Omnicom Group, Inc.                                     5,200      433,875
                                                                ----------
                                                                   735,719
                                                                ----------
Building (0.24%)
Black & Decker Corp. (The)                              5,000      200,312
                                                                ----------
Business Services - Misc. (0.41%)
Convergys Corp.*                                        8,800      344,300
                                                                ----------
Chemicals (0.15%)
Air Products & Chemicals, Inc.                          3,500      127,094
                                                                ----------
Computer - Services (2.44%)
Electronic Data Systems Corp.                           5,300      264,006
First Data Corp.                                       18,800      896,525
Fiserv, Inc.*                                           6,300      341,381
SunGard Data Systems Inc.*                             15,400      554,400
                                                                ----------
                                                                 2,056,312
                                                                ----------
Computer - Software (9.41%)
Adobe Systems, Inc.                                     3,700      481,000
Intuit, Inc.*                                           9,700      580,787
Microsoft Corp.*                                       32,000    2,234,000
Networks Associates, Inc.*                             12,300      318,263
Oracle Corp.*                                          32,700    2,973,656
Portal Software, Inc.*                                  7,600      419,900
Siebel Systems, Inc.*                                   4,600      909,938
                                                                ----------
                                                                 7,917,544
                                                                ----------
Computers (22.68%)
America Online, Inc.*                                  38,100    2,233,612
Cisco Systems, Inc.*                                   89,300    6,128,212
Compaq Computer Corp.                                  13,500      459,844
Dell Computer Corp.*                                   25,500    1,112,437
EMC Corp.*                                             18,200    1,783,600
Hewlett-Packard Co.                                     5,700      688,275
International Business Machines Corp.                  13,500    1,782,000
Palm, Inc.*                                             8,454      371,976
Sun Microsystems, Inc.*                                18,900    2,399,119
VERITAS Software Corp.*                                 9,600    1,157,400
Yahoo! Inc.*                                            8,000      972,000
                                                                ----------
                                                                19,088,475
                                                                ----------
Diversified Operations (6.47%)
General Electric Co.                                   89,100    5,229,056
Tyco International Ltd.                                 3,800      216,600
                                                                ----------
                                                                 5,445,656
                                                                ----------
Electronics (19.71%)
Agilent Technologies, Inc.*                             9,200      554,875
Altera Corp.*                                          11,600      751,825
ANADIGICS, Inc.*                                        6,100      219,600
Analog Devices, Inc.*                                   8,100      814,050
Applied Materials, Inc.*                                8,000      690,500
Applied Micro Circuits Corp.*                           3,600      730,575
Atmel Corp.*                                           24,500      490,000
Intel Corp.                                            72,600    5,435,925
Jabil Circuit, Inc.*                                    4,900      312,681
Lam Research Corp.*                                    11,100      334,388
Linear Technology Corp.                                 7,600      546,725
Maxim Integrated Products, Inc.*                        7,400      648,888
Motorola, Inc.                                          7,000      252,438
Novellus Systems, Inc.*                                 6,800      418,625
PE Corp.-PE Biosystems Group                            4,300      423,012
Sanmina Corp.*                                          4,000      472,000
SCI Systems, Inc.*                                      6,500      401,375
Teradyne, Inc.*                                         4,700      304,619
Texas Instruments, Inc.                                21,500    1,439,156
Vishay Intertechnology, Inc.*                           5,700      229,781
Waters Corp.*                                           5,800      461,463
Xilinx, Inc.*                                           7,300      648,788
                                                                ----------
                                                                16,581,289
                                                                ----------
Finance (1.31%)
AXA Financial, Inc.                                    15,200      786,600
Citigroup, Inc.                                         5,467      319,136
                                                                ----------
                                                                 1,105,736
                                                                ----------
Insurance (1.79%)
Aon Corp.                                              11,100      414,169
Hartford Financial Services Group, Inc.
(The)                                                   9,700      646,262
Lincoln National Corp.                                  8,200      442,800
                                                                ----------
                                                                 1,503,231
                                                                ----------
Media (2.28%)
AT&T Corp. - Liberty Media Group*                      15,400      329,175
Clear Channel Communications, Inc.*                     5,300      383,588
Time Warner, Inc.                                       8,400      718,200
Viacom, Inc. (Class B)*                                 7,200      484,650
                                                                ----------
                                                                 1,915,613
                                                                ----------
Medical (13.44%)
Allergan, Inc.                                         10,600      775,125
ALZA Corp.*                                             6,000      453,750
American Home Products Corp.                            7,100      384,731
Amgen, Inc.*                                            4,300      325,994
Bristol-Myers Squibb Co.                                8,900      471,700
Cardinal Health, Inc.                                   3,700      302,706
Cephalon, Inc.*                                         3,900      196,219
Forest Laboratories, Inc.*                              2,500      244,687
Genentech, Inc.*                                        2,900      552,450
King Pharmaceuticals, Inc.*                             4,700      150,988
Lilly (Eli) & Co.                                       7,400      540,200
Medtronic, Inc.                                         9,100      466,375
Merck & Co., Inc.                                      14,600    1,020,175
Pfizer, Inc.                                           79,800    3,451,350
Pharmacia Corp.                                        18,400    1,077,550
Schering-Plough Corp.                                  22,300      894,788
                                                                ----------
                                                                11,308,788
                                                                ----------
Oil & Gas (0.85%)
El Paso Energy Corp.                                    8,000      466,000
Noble Drilling Corp.*                                   5,200      252,200
                                                                ----------
                                                                   718,200
                                                                ----------
Retail (4.46%)
Family Dollar Stores, Inc.                             15,600      280,800
Gap, Inc. (The)                                        14,100      316,369
Home Depot, Inc. (The)                                 26,100    1,254,431
Lowe's Cos., Inc.                                       6,800      304,725
RadioShack Corp.                                        4,600      271,400
TJX Cos., Inc.                                         20,300      381,894
Wal-Mart Stores, Inc.                                  19,800      939,263
                                                                ----------
                                                                 3,748,882
                                                                ----------

Telecommunications (11.81%)
ADC Telecommunications, Inc.*                          16,200      663,187
AT&T Wireless Group*                                   20,600      539,462
CIENA Corp.*                                            2,400      532,050
Comverse Technology, Inc.*                              5,200      478,075
Corning, Inc.                                           4,600    1,508,512
General Motors Corp. (Class H)*                         9,800      324,625
JDS Uniphase Corp.*                                    12,600    1,568,503
Lucent Technologies, Inc.                              37,800    1,580,512
Nokia Corp., American Depositary
Receipt                                                 7,500      337,031
Nortel Networks Corp.                                   3,800      309,938
Qwest Communications International, Inc.*               7,400      382,025
RF Micro Devices, Inc.*                                 5,000      223,125
Scientific-Atlanta, Inc.                                4,600      358,513
Sprint Corp.                                            3,200      107,200
Sprint PCS*                                             9,600      481,800
WorldCom, Inc.*                                        14,900      543,850
                                                                ----------
                                                                 9,938,408
                                                                ----------
TOTAL COMMON STOCKS
(Cost $68,031,524)                                    (98.32%)  82,735,559
                                                   ----------   ----------

                                       INTEREST    PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.15%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-00, due 09-01-00
(Secured by U.S. Treasury
Bonds, 7.25% thru 9.25%,
due 02-15-16 thru 02-15-19)
- Note A                                 6.61%          $967       967,000
                                                               -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                     319
                                                               -----------
TOTAL SHORT-TERM INVESTMENTS                          (1.15%)      967,319
                                                  ----------   -----------
TOTAL INVESTMENTS                                    (99.47%)   83,702,878
                                                  ----------   -----------
OTHER ASSETS AND LIABILITIES, NET                     (0.53%)      442,011
                                                  ----------   -----------
TOTAL NET ASSETS                                    (100.00%)  $84,144,889
                                                  ==========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Core Growth Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Core Growth Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended August 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securitites on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 2000, the Fund loaned securities having a market value of $764,425 collateralized by securities in the amount of $779,714.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including 12b-1 and transfer agent fees) from exceeding 0.90% of the Fund's average daily net assets. Accordingly, for the period ended August 31, 2000, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $27,359. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $158,667. Out of this amount, $13,377 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $105,373 was paid as sales commissions to unrelated broker-dealers and $39,917 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 2000, CDSCs amounted to $60,937.

Effective May 1, 2000, all Class C share retail purchases are assessed a 1.00% up-front sales charge. For the period ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $25,610. Out of this amount $23,142 was paid as sales commissions to unrelated broker-dealers and $2,468 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended August 31, 2000, CDSCs amounted to $54.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHLICo. The Fund pays Signature Services transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 2000, aggregated $55,616,914 and $35,362,284, respectively.

The cost of investments owned at August 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $69,145,667. Gross unrealized appreciation and depreciation of investments aggregated $17,405,018 and $2,848,126, respectively, resulting in net unrealized appreciation of $14,556,892.



NOTES

[This page intentionally left blank.]



NOTES

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NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Core Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


790SA    8/00
        10/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Core Value
Fund

AUGUST 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
* Members of Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER
Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Volatility ruled during the spring, as rising interest rates and prospects of a slowing economy finally caught up to pricey growth stocks. As a result, the tech-heavy NASDAQ Composite Index advanced by only 3.37% through the end of August, while the Dow Jones Industrial Average lost 1.46% and the Standard & Poor's 500 Index was up 4.12%.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including both blue chip and old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and less frothy valuation levels. As for bonds, rising interest rates have kept the broader bond market in flux, but pockets of strength have emerged there, as well, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, has returned 14.28% since January.

Between now and year end, we expect the market's focus to be on Washington, as it usually is in an election year. While the presidential election is important, what warrants more attention is the Federal Reserve Board. The November election will generate more ink, but won't have anywhere near the impact on financial markets that further Fed action could. So we'll be watching the economic data to see whether the Fed has truly wound down its string of interest-rate hikes.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY JOHN FORELLI FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of Page of John Hancock Core Value Fund. Caption below reads "Fund management team members (l-r): Paul McManus, John Forelli and John Montgomery."]

John Hancock
Core Value Fund

Value stocks outpace growth stocks
as technology moves out of favor

After years of being overlooked, value stocks finally moved back into the limelight this spring and summer. In March, investors punted on expensive technology stocks that had been leading the market's charge. Higher interest rates weighed on the market, increasing the risks associated with very high-priced growth investments. Capital markets also began pulling the plug on Internet and wireless communications companies, causing speculative securities to weaken further. Technology and telecommunications stock prices fell sharply. Investors became more cautious and began moving into traditional old-economy names that represented both good value and good earnings growth potential. Led by financial, utility, health-care and energy stocks, the Russell 1000 Value Index climbed 14.31% for the six months ended August 31, 2000. This was well ahead of the Russell 1000 Growth Index, which returned 8.96% for the same period, and the Standard & Poor's 500 Index, which returned 11.72%.

"Investors
became more
cautious..."

Performance review

John Hancock Core Value Fund was well positioned to capitalize on the value sector's rally, thanks to our focus on cheap stocks with improving prospects. For the six months ended August 31, 2000, John Hancock Core Value Fund's Class A, Class B, Class C and Class I shares returned 17.85%, 17.21%, 17.21% and 17.94%, respectively, at net asset value. By comparison, the average multi-cap value fund returned 16.26%, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these results if you were not invested for the exact same periods and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Citigroup 5.1%, the second is Exxon Mobil 4.5%, the third FleetBoston Financial 2.4%, the fourth SBC Communications 2.3% and the fifth Johnson & Johnson 2.1%. A note below the table reads "As a percentage of net assets on August 31, 2000."]

"...financial
stocks...
rebounded on
the prospect
that interest
rates were
nearing their
peak."

Strength in financials and energy

More than 25% of the Fund's net assets were invested in financial stocks, which rebounded on the prospect that interest rates were nearing their peak. Among our top-performing financial names were Citigroup and FleetBoston Financial, both of which enjoyed improved earnings outlooks from the changing interest-rate environment. Insurance stocks like AXA Financial, XL Capital and Lincoln National also had an excellent run, as signs of improved pricing and further industry consolidation attracted investor interest. Other large financial investments -- including Bank of America and Fannie Mae -- did fairly well, but remained undervalued.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is AXA Financial followed by an up arrow with the phrase "Strong rebound in the financial sector." The second listing is El Paso Energy followed by an up arrow with the phrase "Rising natural gas prices." The third listing is Bausch & Lomb followed by a down arrow with the phrase "Increased competition, weakening demand." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Another 10% of the Fund's net assets were in the energy sector. Stronger-than-expected natural gas prices boosted the fortunes of companies like Anadarko Petroleum, which we subsequently sold, and El Paso Energy. We continue to own ExxonMobil, whose stock benefited from rising oil prices as well as cost savings from the recent merger.

Gains in health care and utilities

The environment for health-care stocks also improved as concerns about changes in Medicare reimbursement subsided and the outlook for health insurers improved. The Fund's top performing health-care investment was Cardinal Health, a leading distributor of drugs to hospitals. The stock soared 96% during the period, causing us to pare back on our stake. Other strong performers included United Healthcare, a well-run HMO, and Baxter International, a medical technology company best known for its blood products. In the electric utilities area, companies like Duke Energy and Reliant Energy also gave a nice boost to performance. These stocks rose as investors began to recognize the value of the unregulated businesses owned by each company.

Weakness in telephone services

Telephone service providers were hurt during the period by stiff competition in the consumer long-distance business as well as failed mergers within the industry. Most of the phone stocks we owned posted significant declines for the period, including AT&T, Verizon Communications (formerly Bell Atlantic), Sprint and WorldCom. SBC Communications was the one exception, generating positive returns for the period. SBC is beginning to reap the benefits of being a leader in local phone service with wireless and Internet capabilities, as well as international assets. These attributes, along with a lack of exposure to the consumer long-distance business, gave the stock superior earnings prospects relative to its peers.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended August 31, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.85% total return for John Hancock Core Value Fund Class A. The second bar represents the 17.21% total return for John Hancock Core Value Fund Class B. The third bar represents the 17.21% total return for John Hancock Core Value Fund Class C. The fourth bar represents the 17.94% total return for John Hancock Core Value Fund Class I. The fifth bar represents the 16.26% total return for Average multi-cap value fund. A note below the chart reads "Total returns for John Hancock Core Value Fund are at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc.1 See the following two Pages for historical performance information."]

Other stocks that turned in disappointing results for the period included Motorola, which continues to struggle with turning around its cellular handset business, and Bausch & Lomb, which suffered as competition increased and laser eye surgery cut back on demand for contact lens products.

New purchases

We continued to adjust the portfolio as opportunities arose. In the health-care area, we took advantage of depressed prices to add to many of our existing large pharmaceutical investments, including Abbott Laboratories and Bristol-Myers Squibb. We also increased our stake in Johnson & Johnson, a global, diversified provider of health-care products. New purchases included Merck, a large global pharmaceutical company that continues to beat earnings expectations. In the finance area, we added to our investments in Merrill Lynch and J.P. Morgan, both of which stand to benefit from a stronger outlook for the securities industry. We also bought Stilwell Financial, a money management firm with strong asset growth whose stock took a nosedive when a key manager resigned. Finally, we added a number of new media stocks, including Infinity Broadcasting, Lamar Advertising, Omnicom and Interpublic Group. These stocks tumbled as investors worried that Internet companies would pull back on advertising. They've since come back as total ad revenues have remained strong.

"We're
optimistic
about the
prospects for
the stock
market and
value stocks
in particular."

Positive outlook

We're optimistic about the prospects for the stock market and value stocks in particular. The fact that interest rates appear to be at or near their peak bodes well for the market. Economic growth, while slowing slightly, remains strong, and consumer confidence continues to be high. And inflation remains low, as productivity continues to improve. In this environment, we expect corporate earnings growth to stay in the 10% range. The only question is whether slower economic growth will produce more earnings shortfalls. Given this concern, we expect stock selection to become more critical, and stocks with more moderate valuations to look particularly attractive.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Core Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum Applicable sales charge of 5%. Effective July 1, 1999, existing shares of the Fund were designated as Class A shares and became available to individual investors. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year). Sales charge is not applicable for Class I shares.*

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

*For certain institutional investors.

CLASS A
For the period ended June 30, 2000
                                                      SINCE
                                           ONE      INCEPTION
                                          YEAR      (10/2/95)
                                         -------    --------
Cumulative Total Returns                (15.25%)      89.46%
Average Annual Total Returns(1)         (15.25%)      14.42%

CLASS B
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                     (7/1/99)
                                                    --------
Cumulative Total Return                              (16.80%)
Average Annual Total Return(1)                       (16.80%)(2)

CLASS C
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                     (7/1/99)
                                                    --------
Cumulative Total Return                              (14.16%)
Average Annual Total Return(1)                       (14.16%)(2)

CLASS I*
For the period ended June 30, 2000
                                                      SINCE
                                                    INCEPTION
                                                     (7/1/99)
                                                    --------
Cumulative Total Return                              (11.57%)
Average Annual Total Return(1)                       (11.57%)(2)

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 0.90% (until June 30, 2001) of the Fund's average daily net assets. In addition, the Distributor did not impose the Class A 12b-1 fee until July 1, 2000. Without the limitation of expenses, the average annual total returns for the one-year period and since inception for Class A shares would have been (15.80%) and 9.84%, respectively. Without the limitation of expenses, the cumulative total return since inception for Class B, Class C and Class I shares would have been (17.35%), (14.71%) and (12.11%), respectively.

(2) Not annualized.

WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Core Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 1000 Value Index -- an unmanaged capitalization-weighted price-only index, which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies whose common stock is traded on the New York Stock Exchange. The securities in this index have a less-than-average growth orientation. It is not possible to invest in an index.

Line chart with the heading John Hancock Core Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 1000 Value Index and is equal to $22,280 as of August 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Value Fund on October 2, 1995, before sales charge, and is equal to $21,611 as of August 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Core Value Fund, after sales charge, and is equal to $20,525 as of August 31, 2000.

The chart below shows the value of a $10,000 investment in the Fund's Class B and Class C shares, and the value of a $250,000 investment in the Fund's Class I shares, assuming all distributions were reinvested between July 1, 1999 and August 31, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                              Class B      Class C       Class I
                           at $10,000   at $10,000   at $250,000
----------------------------------------------------------------
Inception Date                 7/1/99       7/1/99        7/1/99
----------------------------------------------------------------
Without Sales Charge           $9,472       $9,472      $239,687
----------------------------------------------------------------
With Maximum Sales Charge      $9,093       $9,378            --
----------------------------------------------------------------
Russell 1000 Value Index       $9,735       $9,735      $243,381
----------------------------------------------------------------



FINANCIAL STATEMENTS

John Hancock Funds -- Core Value Fund

Statement of Assets and Liabilities
August 31, 2000 (Unaudited)
---------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $23,860,313)                        $25,789,727
Joint repurchase agreement (cost - $719,000)                  719,000
Corporate savings account                                         873
                                                          -----------
                                                           26,509,600
Receivable for shares sold                                     42,681
Dividends receivable                                           63,660
Interest receivable                                               134
Deferred organization expense - Note A                            136
Other assets                                                      587
                                                          -----------
Total Assets                                               26,616,798
                                                          -----------
Liabilities:
Payable for shares repurchased                                    330
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                        21,753
Accounts payable and accrued expenses                          18,465
                                                          -----------
Total Liabilities                                              40,548
                                                          -----------
Net Assets:
Capital paid-in                                            24,856,558
Accumulated net realized loss on investments                 (339,346)
Net unrealized appreciation of investments                  1,929,414
Undistributed net investment income                           129,624
                                                          -----------
Net Assets                                                $26,576,250
                                                          ===========
Net Asset Value Per Share:
(Based on net asset values and shares
of beneficial interest outstanding --
unlimited number of shares authorized
with no par value)
Class A - $8,424,230/668,316                                   $12.61
=====================================================================
Class B - $11,227,612/896,021                                  $12.53
=====================================================================
Class C - $1,132,410/90,372                                    $12.53
=====================================================================
Class I - $5,791,998/458,972                                   $12.62
=====================================================================
Maximum Offering Price Per Share
Class A* - ($12.61/0.95)                                       $13.27
=====================================================================
Class C - ($12.53/0.99)                                        $12.66
=====================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.



Statement of Operations
Six months ended August 31, 2000 (Unaudited)
---------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $93)          $260,627
Interest (including securities lending income of $343)         17,550
                                                          -----------
                                                              278,177
                                                          -----------
Expenses:
Investment management fee - Note B                             99,039
Distribution and service fee - Note B
Class A                                                        16,417
Class B                                                        49,502
Class C                                                         3,012
Custodian fee                                                  20,194
Transfer agent fee - Note B                                    16,437
Registration and filing fees                                   15,329
Auditing fee                                                    9,402
Printing                                                        6,729
Accounting and legal services fee - Note B                      2,298
Organization expense - Note A                                     886
Miscellaneous                                                     746
Trustees' fees                                                    372
Legal fees                                                        326
Interest expense - Note A                                         111
                                                          -----------
Total Expenses                                                240,800
                                                          -----------
Less: Expense Reductions - Note B                             (43,843)
      Distribution and Service Fee Reduction - Note B
      Class A                                                 (12,080)
                                                          -----------
Net Expenses                                                  184,877
                                                          -----------
Net Investment Income                                          93,300
                                                          -----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                        (345,643)
Change in net unrealized appreciation/depreciation
of investments                                              3,864,833
                                                          -----------
Net Realized and Unrealized Gain on
Investments                                                 3,519,190
                                                          -----------
Net Increase in Net Assets
Resulting from Operations                                  $3,612,490
                                                          ===========

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------

                                                                                    SIX MONTHS ENDED
                                                                    YEAR ENDED       AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000    (UNAUDITED)
                                                                 -----------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                   $111,434              $93,300
Net realized gain (loss) on investments sold                             533,950             (345,643)
Change in net unrealized appreciation/depreciation of investments     (2,969,929)           3,864,833
                                                                   -------------    -----------------
Net Increase (Decrease) in Net Assets Resulting from Operations       (2,324,545)           3,612,490
                                                                   -------------    -----------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.0785 and none per share, respectively)                     (74,593)                  --
Class B** - ($0.0161 and none per share, respectively)                    (8,743)                  --
Class C** - ($0.0161 and none per share, respectively)                      (270)                  --
Class I** - ($0.0785 and none per share, respectively)                    (3,333)                  --
Distributions from net realized gain on investments sold
Class A - ($0.7001 and none per share, respectively)                    (435,361)                  --
Class B** - ($0.1001 and none per share, respectively)                   (54,266)                  --
Class C** - ($0.1001 and none per share, respectively)                    (1,677)                  --
Class I** - ($0.1001 and none per share, respectively)                    (4,252)                  --
                                                                   -------------    -----------------
Total Distributions to Shareholders                                     (582,495)                  --
                                                                   -------------    -----------------
From Fund Share Transactions - Net: *                                 16,193,047            2,993,022
                                                                   -------------    -----------------
Net Assets:
Beginning of period                                                    6,684,731           19,970,738
                                                                   -------------    -----------------
End of period (including undistributed net investment income
of $36,324 and $129,624, respectively)                               $19,970,738          $26,576,250
                                                                   =============    =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.


Statement of Changes in Net Assets (continued)
-----------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:
                                                                                                             SIX MONTHS ENDED
                                                                             YEAR ENDED                       AUGUST 31, 2000
                                                                          FEBRUARY 29, 2000                     (UNAUDITED)
                                                                  ----------------------------------   ---------------------------
                                                                      SHARES             AMOUNT            SHARES         AMOUNT
                                                                  -------------    -----------------   -------------   -----------
CLASS A
Shares sold                                                             983,090           11,856,359         648,111     7,803,728
Shares issued to shareholders in reinvestment of distributions           39,669              510,527              24           285
                                                                  -------------    -----------------   -------------   -----------
                                                                      1,022,759           12,366,886         648,135     7,804,013
Less shares repurchased                                                (488,368)          (5,886,379)     (1,054,967)  (12,712,923)
                                                                  -------------    -----------------   -------------   -----------
Net increase (decrease)                                                 534,391            6,480,507        (406,832)   (4,908,910)
                                                                  =============    =================   =============   ===========
CLASS B**
Shares sold                                                             795,287            9,680,255         372,723     4,441,720
Shares issued to shareholders in reinvestment of distributions            4,377               49,054             131         1,529
                                                                  -------------    -----------------   -------------   -----------
                                                                        799,664            9,729,309         372,854     4,443,249
Less shares repurchased                                                 (94,215)          (1,095,387)       (182,282)   (2,154,947)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                            705,449            8,633,922         190,572     2,288,302
                                                                  =============    =================   =============   ===========
CLASS C**
Shares sold                                                              32,121              391,553          73,114       881,122
Shares issued to shareholders in reinvestment of distributions              120                1,264              --            --
                                                                  -------------    -----------------   -------------   -----------
                                                                         32,241              392,817          73,114       881,122
Less shares repurchased                                                  (8,107)             (91,269)         (6,876)      (83,026)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                             24,134              301,548          66,238       798,096
                                                                  =============    =================   =============   ===========
CLASS I**
Shares sold                                                              62,785              783,431         462,236     5,601,227
Shares issued to shareholders in reinvestment of distributions              603                7,855              --            --
                                                                  -------------    -----------------   -------------   -----------
                                                                         63,388              791,286         462,236     5,601,227
Less shares repurchased                                                  (1,163)             (14,216)        (65,489)     (785,693)
                                                                  -------------    -----------------   -------------   -----------
Net increase                                                             62,225              777,070         396,747     4,815,534
                                                                  =============    =================   =============   ===========

** Class B, Class C and Class I shares commenced operations on July 1, 1999.

See notes to financial statements.




Financial Highlights
The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------

                                                                                              SIX MONTHS
                                                                                                 ENDED
                                    PERIOD ENDED       YEAR ENDED FEBRUARY 28     YEAR ENDED   AUGUST 31,
                                    FEBRUARY 29,  ------------------------------  FEBRUARY 29,   2000
                                       1996(2)      1997       1998       1999       2000     (UNAUDITED)
                                       -------    --------    -------    -------    -------    --------
CLASS A(1)
Per Share Operating Performance
Net Asset Value, Beginning of Period     $8.50       $9.47     $10.88     $13.93     $12.36     $10.70
                                       -------    --------    -------    -------    -------    -------
Net Investment Income(3)                  0.10        0.23       0.21       0.15       0.13       0.07
Net Realized and Unrealized Gain
(Loss) on Investments                     0.96        1.77       3.33       1.23      (1.01)      1.84
                                       -------    --------    -------    -------    -------    -------
Total from Investment Operations          1.06        2.00       3.54       1.38      (0.88)      1.91
                                       -------    --------    -------    -------    -------    -------

Less Distributions:
Dividends from Net
Investment Income                        (0.09)      (0.19)     (0.13)     (0.18)     (0.08)        --
Distributions from
Net Realized Gain
on Investments Sold                         --       (0.40)     (0.36)     (2.77)     (0.70)        --
                                       -------    --------    -------    -------    -------    -------
Total Distributions                      (0.09)      (0.59)     (0.49)     (2.95)     (0.78)        --
                                       -------    --------    -------    -------    -------    -------
Net Asset Value,
End of Period                            $9.47      $10.88     $13.93     $12.36     $10.70     $12.61
                                       =======    ========    =======    =======    =======    =======
Total Investment Return
at Net Asset Value(4)                   12.52%(5)   21.36%     32.97%      9.87%     (8.08%)    17.85%(5)
Total Adjusted Investment
Return at Net Asset
Value(4,6)                              (1.18%)(5)  15.92%     32.02%      8.94%     (8.94%)    17.67%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $682      $1,323     $7,747     $6,685    $11,508     $8,424
Ratio of Expenses
to Average Net Assets                    0.95%(7)    0.95%      0.95%      0.95%      0.95%      1.11%(7)
Ratio of Adjusted Expenses
to Average Net Assets(8,9)              34.06%(7)    6.39%      1.90%      1.88%      1.89%      1.56%(7)
Ratio of Net Investment Income
to Average Net Assets                    2.81%(7)    2.26%      1.60%      1.03%      1.09%      1.16%(7)
Ratio of Adjusted Net
Investment Income (Loss)
to Average Net Assets(8,9)             (30.30%)(7)  (3.18%)     0.65%      0.10%      0.15%      0.71%(7)
Portfolio Turnover Rate                    12%         66%       119%        61%        76%        80%
Fee Reduction Per Share(3)               $1.22       $0.55      $0.12      $0.13      $0.09      $0.02


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                    PERIOD ENDED        AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000(2)     (UNAUDITED)
                                                                 -------------------   ----------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $13.35               $10.69
                                                                      --------             --------
Net Investment Income(3)                                                  0.02                 0.01
Net Realized and Unrealized Gain (Loss) on Investments                   (2.56)                1.83
                                                                      --------             --------
Total from Investment Operations                                         (2.54)                1.84
                                                                      --------             --------
Less Distributions:
Dividends from Net Investment Income                                     (0.02)                  --
Distributions from Net Realized Gain on Investments                      (0.10)                  --
                                                                      --------             --------
Total Distributions                                                      (0.12)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $10.69               $12.53
                                                                      ========             ========
Total Investment Return at Net Asset Value(4)                          (19.19%)(5)           17.21%(5)
Total Adjusted Investment Return at Net Asset Value(4,6)               (19.61%)(5)           17.03%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                $7,539              $11,228
Ratio of Expenses to Average Net Assets                                  1.95%(7)             2.05%(7)
Ratio of Adjusted Expenses to Average Net Assets(8,9)                    2.59%(7)             2.40%(7)
Ratio of Net Investment Income to Average Net Assets                     0.19%(7)             0.20%(7)
Ratio of Adjusted Net Investment Loss to Average Net Assets(8,9)        (0.45%)(7)           (0.15%)(7)
Portfolio Turnover Rate                                                    76%                  80%
Fee Reduction Per Share(3)                                               $0.07                $0.02

CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $13.35               $10.69
                                                                      --------             --------
Net Investment Income(3)                                                  0.02                 0.01
Net Realized and Unrealized Gain (Loss) on Investments                   (2.56)                1.83
                                                                      --------             --------
Total from Investment Operations                                         (2.54)                1.84
                                                                      --------             --------
Less Distributions:
Dividends from Net Investment Income                                     (0.02)                  --
Distributions from Net Realized Gain on Investments                      (0.10)                  --
                                                                      --------             --------
Total Distributions                                                      (0.12)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $10.69               $12.53
                                                                      ========             ========
Total Investment Return at Net Asset Value(4)                          (19.19%)(5)           17.21%(5)
Total Adjusted Investment Return at Net Asset Value(4,6)               (19.61%)(5)           17.03%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                  $258               $1,132
Ratio of Expenses to Average Net Assets                                  1.95%(7)             2.11%(7)
Ratio of Adjusted Expenses to Average Net Assets(8,9)                    2.59%(7)             2.46%(7)
Ratio of Net Investment Income to Average Net Assets                     0.21%(7)             0.21%(7)
Ratio of Adjusted Net Investment Loss to Average Net Assets(8,9)        (0.43%)(7)           (0.14%)(7)
Portfolio Turnover Rate                                                    76%                  80%
Fee Reduction Per Share(3)                                               $0.07                $0.02



Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------

                                                                                       SIX MONTHS ENDED
                                                                    PERIOD ENDED        AUGUST 31, 2000
                                                                 FEBRUARY 29, 2000(2)     (UNAUDITED)
                                                                 -------------------   ----------------
CLASS I
Per Share Operating Performance
Net Asset Value, Beginning of Period                                    $13.35               $10.70
                                                                      --------             --------
Net Investment Income(3)                                                  0.09                 0.07
Net Realized and Unrealized Gain (Loss) on Investments                   (2.56)                1.85
                                                                      --------             --------
Total from Investment Operations                                         (2.47)                1.92
                                                                      --------             --------
Less Distributions:
Dividends from Net Investment Income                                     (0.08)                  --
Distributions from Net Realized Gain on Investments                      (0.10)                  --
                                                                      --------             --------
Total Distributions                                                      (0.18)                  --
                                                                      --------             --------
Net Asset Value, End of Period                                          $10.70               $12.62
                                                                      ========             ========
Total Investment Return at Net Asset Value(4)                          (18.71%)(5)           17.94%(5)
Total Adjusted Investment Return at Net Asset Value(4,6)               (19.13%)(5)           17.76%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                                  $666               $5,792
Ratio of Expenses to Average Net Assets                                  0.95%(7)             0.95%(7)
Ratio of Adjusted Expenses to Average Net Assets(8,9)                    1.59%(7)             1.30%(7)
Ratio of Net Investment Income to Average Net Assets                     1.09%(7)             1.18%(7)
Ratio of Adjusted Net Investment Income to Average Net Assets(8,9)       0.45%(7)             0.83%(7)
Portfolio Turnover Rate                                                    76%                  80%
Fee Reduction Per Share(3)                                               $0.07                $0.02

(1) Effective July 1, 1999, existing shares of the Fund were designated Class A shares. The Fund, which had previously only been sold to institutional investors, also became available for sale to individual investors.
(2) Class A shares began operations on October 2, 1995. Class B, Class C and Class I shares began operations on July 1, 1999.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.
(9) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.


See notes to financial statements.




Schedule of Investments
August 31, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Core Value Fund on August 31, 2000. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                       NUMBER       MARKET
ISSUER, DESCRIPTION                                 OF SHARES        VALUE
-------------------                                 ---------   ----------
COMMON STOCKS
Advertising (1.67%)
Interpublic Group of Cos., Inc. (The)                  2,500       $95,625
Lamar Advertising Co.*                                 3,900       181,106
Omnicom Group, Inc.                                    2,000       166,875
                                                                ----------
                                                                   443,606
                                                                ----------
Aerospace (2.09%)
Boeing Co. (The)                                       2,900       155,513
General Dynamics Corp.                                 2,700       169,931
United Technologies Corp.                              3,700       231,019
                                                                ----------
                                                                   556,463
                                                                ----------
Automobile/Trucks (1.62%)
Ford Motor Co.                                         8,600       208,012
General Motors Corp.                                   3,100       223,781
                                                                ----------
                                                                   431,793
                                                                ----------
Banks - United States (11.42%)
Bank of America Corp.                                  8,900       476,706
Bank of New York Co., Inc. (The)                       3,000       157,312
Chase Manhattan Corp. (The)                            6,500       363,187
Comerica, Inc.                                         3,300       185,831
First Union Corp.                                      6,000       173,625
FleetBoston Financial Corp.                           15,000       640,312
Mellon Financial Corp.                                 4,700       212,675
Morgan (J.P.) & Co., Inc.                              3,100       518,281
State Street Corp.                                     1,300       153,075
SunTrust Banks, Inc.                                   3,100       153,063
                                                                ----------
                                                                 3,034,067
                                                                ----------
Beverages (1.37%)
Anheuser-Busch Cos., Inc.                              1,900       149,744
PepsiCo, Inc.                                          5,000       213,125
                                                                ----------
                                                                   362,869
                                                                ----------
Broker Services (0.55%)
Merrill Lynch & Co., Inc.                              1,000       145,000
                                                                ----------
Building (1.68%)
Black & Decker Corp. (The)                             4,200       168,262
Georgia-Pacific Group                                  4,200       112,350
Sherwin-Williams Co.                                   3,800        87,400
Willamette Industries, Inc.                            2,600        79,300
                                                                ----------
                                                                   447,312
                                                                ----------
Chemicals (2.31%)
Air Products & Chemicals, Inc.                         5,000       181,562
Dow Chemical Co.                                       6,300       164,981
Du Pont (E.I.) de Nemours & Co.                        4,400       197,450
Eastman Chemical Co.                                   1,600        69,000
                                                                ----------
                                                                   612,993
                                                                ----------
Computers (6.36%)
Apple Computer, Inc.*                                  2,100       127,969
Compaq Computer Corp.                                  7,600       258,875
DST Systems, Inc.*                                     1,100       103,400
Electronic Data Systems Corp.                          2,300       114,569
First Data Corp.                                       7,000       333,812
Fiserv, Inc.*                                          1,900       102,956
Hewlett-Packard Co.                                    2,400       289,800
International Business Machines Corp.                  1,800       237,600
SunGard Data Systems Inc.*                             3,400       122,400
                                                                ----------
                                                                 1,691,381
                                                                ----------
Cosmetics & Personal Care (0.37%)
Avon Products, Inc.                                    2,500        97,969
                                                                ----------
Diversified Operations (2.06%)
Honeywell International, Inc.                          3,100       119,544
Illinois Tool Works, Inc.                              1,500        84,094
Minnesota Mining & Manufacturing Co.                   2,300       213,900
Textron, Inc.                                          2,300       128,944
                                                                ----------
                                                                   546,482
                                                                ----------
Electronics (2.34%)
Atmel Corp.*                                           3,600        72,000
General Electric Co.                                   3,700       217,144
Motorola, Inc.                                         6,600       238,012
Parker Hannifin Corp.                                  2,700        93,994
                                                                ----------
                                                                   621,150
                                                                ----------
Finance (9.37%)
American Express Co.                                   3,100       183,288
Associates First Capital Corp. (Class A)               4,700       132,188
Citigroup, Inc.                                       23,067     1,346,536
Fannie Mae                                             7,800       419,250
Stilwell Financial, Inc.*                              5,100       246,712
Washington Mutual, Inc.                                4,600       161,000
                                                                ----------
                                                                 2,488,974
                                                                ----------
Food (0.70%)
ConAgra, Inc.                                          4,900        89,731
Quaker Oats Co.                                        1,400        95,113
                                                                ----------
                                                                   184,844
                                                                ----------
Insurance (6.77%)
Aon Corp.                                              5,700       212,681
AXA Financial, Inc.                                    6,800       351,900
CIGNA Corp.                                            3,400       330,650
Hartford Financial Services Group, Inc.
(The)                                                  3,900       259,837
Lincoln National Corp.                                 4,400       237,600
Marsh & McLennan Cos., Inc.                            1,400       166,250
XL Capital Ltd. (Class A)                              3,500       241,281
                                                                ----------
                                                                 1,800,199
                                                                ----------
Leisure (1.45%)
Disney (Walt) Co. (The)                                7,500       292,031
Eastman Kodak Co.                                      1,500        93,375
                                                                ----------
                                                                   385,406
                                                                ----------
Machinery (0.93%)
Caterpillar, Inc.                                      2,300        84,525
Ingersoll-Rand Co.                                     3,600       164,025
                                                                ----------
                                                                   248,550
                                                                ----------
Media (3.60%)
AT&T Corp. - Liberty Media Corp.*
(Class A)                                             14,100       301,388
Clear Channel Communications, Inc.*                    1,400       101,325
Gannett Co., Inc.                                      1,900       107,588
Infinity Broadcasting Corp. (Class A)*                 3,000       113,625
Viacom, Inc. (Class B)*                                3,800       255,788
Westwood One, Inc.*                                    2,800        77,875
                                                                ----------
                                                                   957,589
                                                                ----------
Medical (10.19%)
Abbott Laboratories                                    6,700       293,125
ALZA Corp.*                                            1,700       128,563
American Home Products Corp.                           3,200       173,400
Bausch & Lomb, Inc.                                    1,500        53,625
Medical (continued)
Baxter International, Inc.                             2,800       233,100
Bristol-Myers Squibb Co.                               5,000       265,000
Cardinal Health, Inc.                                  1,600       130,900
Genentech, Inc.*                                         400        76,200
Johnson & Johnson                                      6,000       551,625
Merck & Co., Inc.                                      6,400       447,200
Pharmacia Corp.                                        4,000       234,250
Wellpoint Health Networks, Inc.*                       1,400       120,838
                                                                ----------
                                                                 2,707,826
                                                                ----------
Office (0.30%)
Avery Dennison Corp.                                   1,500        81,094
                                                                ----------
Oil & Gas (9.38%)
Chevron Corp.                                          3,300       278,850
Conoco Inc. (Class A)*                                 3,300        83,119
El Paso Energy Corp.                                   6,400       372,800
Exxon Mobil Corp.                                     14,700     1,199,887
Halliburton Co.                                        2,600       137,800
Kerr-McGee Corp.                                       2,400       151,650
Texaco, Inc.                                           2,600       133,900
USX - Marathon Group                                   4,900       134,444
                                                                ----------
                                                                 2,492,450
                                                                ----------
Paper & Paper Products (0.53%)
Kimberly-Clark Corp.                                   2,400       140,400
                                                                ----------
Printing - Commercial (0.29%)
Donnelley (R.R.) & Sons                                3,000        77,250
                                                                ----------
Retail (3.04%)
Brinker International, Inc.*                           2,500        79,375
Costco Wholesale Corp.*                                3,200       110,200
Family Dollar Stores, Inc.                             5,200        93,600
Limited, Inc. (The)                                    3,400        68,000
Lowe's Cos., Inc.                                      2,300       103,069
Sears, Roebuck & Co.                                   3,000        93,563
Target Corp.                                           5,200       120,900
TJX Cos., Inc.                                         7,400       139,213
                                                                ----------
                                                                   807,920
                                                                ----------
Soap & Cleaning Preparations (0.79%)
Procter & Gamble Co. (The)                             3,400       210,162
                                                                ----------
Steel (0.25%)
Nucor Corp.                                            1,800        66,150
                                                                ----------
Telecommunications (8.49%)
AT&T Corp.                                            12,900       406,350
AT&T Wireless Group*                                   3,400        89,038
Telecommunications (continued)
BellSouth Corp.                                        7,400       276,112
General Motors Corp. (Class H)*                        4,700       155,688
SBC Communications, Inc.                              14,300       597,025
Sprint Corp. (FON Group)                               5,400       180,900
Telephone and Data Systems, Inc.                       1,000       116,000
Verizon Communications                                 5,300       231,212
WorldCom, Inc.*                                        5,600       204,400
                                                                ----------
                                                                 2,256,725
                                                                ----------
Tobacco (1.04%)
Philip Morris Cos., Inc.                               9,300       275,512
                                                                ----------
Transportation (0.74%)
Burlington Northern Santa Fe Corp.                     5,400       120,825
FedEx Corp.*                                           1,900        76,665
                                                                ----------
                                                                   197,490
                                                                ----------
Utilities (5.34%)
Constellation Energy Group, Inc.                       2,900       110,925
Dominion Resources, Inc.                               3,600       190,800
Duke Energy Corp.                                      6,100       456,356
FPL Group, Inc.                                        2,900       154,788
PG&E Corp.                                             6,900       199,669
Pinnacle West Capital Corp.                            2,600       107,088
Reliant Energy, Inc.                                   5,400       200,475
                                                                ----------
                                                                 1,420,101
                                                                ----------
TOTAL COMMON STOCKS
(Cost $23,860,313)                                   (97.04%)   25,789,727
                                                   ---------    ----------

                                       INTEREST    PAR VALUE
                                         RATE    (000s OMITTED)
                                       --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.71%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-00, due 09-01-00
(Secured by U.S. Treasury
Bonds, 7.250% thru 9.250%,
due 02-15-16 thru 02-15-19)
- Note A                                 6.61%          $719       719,000
                                                               -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 5.20%                                                     873
                                                               -----------
TOTAL SHORT-TERM INVESTMENTS                          (2.71%)      719,873
                                                  ----------   -----------
TOTAL INVESTMENTS                                    (99.75%)   26,509,600
                                                  ----------   -----------
OTHER ASSETS AND LIABILITIES, NET                     (0.25%)       66,650
                                                  ----------   -----------
TOTAL NET ASSETS                                    (100.00%)  $26,576,250
                                                  ==========   ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Core Value Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Core Value Fund ("the Fund") is a diversified series of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive right to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximated market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended August 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securitites on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At August 31, 2000, there were no outstanding securities loaned.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of Independence Investment Associates, Inc. (the "Sub-Adviser"). The Adviser has a sub-investment management contract with the Sub-Adviser, under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions, for which the Adviser pays the Sub-Adviser 55% of the advisory fee payable on the Fund's average daily net assets. Effective July 1, 1995, the Sub-Adviser has waived its fees until further notice.

The Adviser has agreed to limit the Fund's expenses further to the extent required to prevent expenses (not including 12b-1 fee and transfer agent fees) from exceeding 0.90% of the Fund's average daily net asset. Accordingly, for the period ended August 31, 2000, the reduction in the Fund's expenses with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $43,843. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2000, net sales charges received with regard to sales of Class A shares amounted to $24,447. Out of this amount, $5,098 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $12,219 was paid as sales commissions to unrelated broker-dealers and $7,130 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 2000, CDSCs amounted to $14,402.

Effective May 1, 2000, all Class C share retail purchases are assessed a 1.00% up-front sales charge. For the period ended August 31, 2000, up-front sales charges received with regard to sales of Class C shares amounted to $12,982. Out of this amount $12,022 was paid as sales commissions to unrelated broker-dealers and $960 was paid as sales commissions to sales personnel of Signator Investors. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended August 31, 2000, CDSCs amounted to $99.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution
Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse
JH Funds for its distribution and service costs. The Distributor agreed not to impose the Fund's Class A 12b-1 fee until July 1, 2000, which, for the period ended August 31, 2000, amounted to $12,080. A maximum of 0.25% of such payments may be service fees as defined by the Conduct
Rules of the National Association of Securities Dealers. Under the
Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHLICo. The Fund paid Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of its average daily net assets through June 30, 2000. Effective July 1, 2000, Class A, B and C shares pay transfer agent fees based on the number of shareholder accounts for Class A, Class B and Class C shares, plus certain out-of-pocket expenses. For Class I shares, the Fund pays Signature Services a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 2000, aggregated $21,550,559 and $19,060,310, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 2000.

The cost of investments owned at August 31, 2000 (excluding the corporate savings account) for federal income tax purposes was $24,609,744. Gross unrealized appreciation and depreciation of investments aggregated $3,311,587 and $1,412,604, respectively, resulting in net unrealized appreciation of $1,898,983.



NOTES

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NOTES

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John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Core Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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